EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

----------------------------------------------------- X
IN RE                                                 :   CHAPTER 11 CASE NO.
                                                      :
ARMSTRONG WORLD INDUSTRIES,                           :   00-4471 (RJN)
INC., ET AL.,                                         :
                                                      :
                                       DEBTORS.       :   (JOINTLY ADMINISTERED)
----------------------------------------------------- X


                      SECOND AMENDED PLAN OF REORGANIZATION
                       OF ARMSTRONG WORLD INDUSTRIES, INC.










          THIS PLAN OF REORGANIZATION PROVIDES FOR THE ISSUANCE OF AN ASBESTOS PI PERMANENT CHANNELING INJUNCTION AND A CLAIMS TRADING INJUNCTION. SEE SECTIONS 1.24 (DEFINITION OF "ASBESTOS PERSONAL INJURY CLAIM"),
          1.27  (DEFINITION OF "ASBESTOS PI PERMANENT  CHANNELING  INJUNCTION"),
          1.98 (DEFINITION OF "PI PROTECTED PARTY"), AND 3.2(G)(II) (TREATMENT OF ASBESTOS PERSONAL INJURY CLAIMS UNDER THE PLAN) FOR DETAILS RELATING TO THE ASBESTOS PI PERMANENT CHANNELING INJUNCTION AND SECTIONS 1.24 (DEFINITION OF "ASBESTOS PERSONAL INJURY CLAIM"), 1.32 (DEFINITION OF "ASBESTOS PROPERTY DAMAGE CLAIM"), AND 1.46 (DEFINITION OF "CLAIMS TRADING INJUNCTION") FOR DETAILS REGARDING THE CLAIMS TRADING INJUNCTION.

                         UNITED STATES BANKRUPTCY COURT

                              DISTRICT OF DELAWARE

---------------------------------------------------- X
IN RE                                                :    CHAPTER 11 CASE NO.
                                                     :
ARMSTRONG WORLD INDUSTRIES,                          :    00-4471 (RJN)
INC., ET AL.,                                        :
                                                     :
                                    DEBTORS.         :    (JOINTLY ADMINISTERED)
---------------------------------------------------- X


                     EXHIBIT LIST

Exhibit 1.13:    Amended and Restated Articles of Incorporation
                 (to be included in Exhibit Volume)

Exhibit 1.14:    Amended and Restated By-Laws (to be included in Exhibit Volume)

Exhibit 1.17:    Asbestos PD Claims Resolution Procedures (attached)

Exhibit 1.21:    Asbestos PD Trust Agreement (attached)

Exhibit 1.29:    Asbestos PI Trust Agreement (attached)

Exhibit 1.30:    Asbestos PI Trust Distribution Procedures (attached)

Exhibit 1.45:    Claims Settlement Guidelines (to be included in Exhibit Volume)

Exhibit 1.95:    New Long-Term Incentive Plan (to be included in Exhibit Volume)

Exhibit 1.101:   Plan Note Indenture (to be included in Exhibit Volume)

Exhibit 1.96:    New Warrants (to be included in Exhibit Volume)

Exhibit 1.114: Stockholder and Registration Rights Agreement (to be included in Exhibit Volume)

Exhibit 7.2: Individuals Appointed as Asbestos PI Trustees (to be included in Exhibit Volume)

Exhibit 7.22:    Board of Directors of Reorganized AWI (to be included in
                 Exhibit Volume)

Exhibit 8.1: Assumed Executory Contracts and Unexpired Leases (to be attached prior to distribution of solicitation packages)

Exhibit 8.2: Rejected Executory Contracts and Unexpired Leases (to be attached prior to distribution of solicitation packages)

Exhibit 8.4: Previously Listed Executory Contracts No Longer Considered Executory Contracts (to be attached prior to distribution of solicitation packages)

Exhibit 8.5(b): Rejected Insurance Policies (to be attached prior to distribution of solicitation packages)

Exhibit 8.8:     Management Agreements (to be included in Exhibit Volume)

                 Exhibit 8.8-A: Identity of Persons Entering into Management Agreements (to be included in Exhibit Volume)

                 Exhibit 8.8-B:  Form of Management Agreement (to be included in Exhibit Volume)


                                                      TABLE OF CONTENTS

                                                                                                                        PAGE
                                                                                                                        ----
ARTICLE I            DEFINITIONS..........................................................................................1

           A.        Defined Terms........................................................................................1

                     1.1       144A Debt Securities.......................................................................1

                     1.2       144A Offering..............................................................................1

                     1.3       144A Offering Proceeds.....................................................................1

                     1.4       Administrative Bar Date Order..............................................................1

                     1.5       Administrative Expense.....................................................................1

                     1.6       Administrative Expense Creditor............................................................2

                     1.7       Administrative Expense Objection Deadline..................................................2

                     1.8       Affiliate..................................................................................2

                     1.9       Affiliate Claims...........................................................................2

                     1.10      Agent Bank.................................................................................2

                     1.11      Allowed....................................................................................2

                     1.12      Allowed Amount.............................................................................3

                     1.13      Amended and Restated Articles of Incorporation.............................................3

                     1.14      Amended and Restated By-Laws...............................................................4

                     1.15      Articles of Incorporation..................................................................4

                     1.16      Asbestos PD Bar Date.......................................................................4

                     1.17      Asbestos PD Claims Resolution Procedures...................................................4

                     1.18      Asbestos PD Committee......................................................................4

                     1.19      Asbestos PD Insurance Asset................................................................4

                     1.20      Asbestos PD Trust..........................................................................4

                     1.21      Asbestos PD Trust Agreement................................................................4

                     1.22      Asbestos PD Trust Funding Obligation.......................................................4

                     1.23      Asbestos PD Trustees.......................................................................5

                     1.24      Asbestos Personal Injury Claim.............................................................5

                     1.25      Asbestos PI Claimants' Committee...........................................................5

                     1.26      Asbestos PI Insurance Asset................................................................5

                     1.27      Asbestos PI Permanent Channeling Injunction................................................6

                     1.28      Asbestos PI Trust..........................................................................6

                     1.29      Asbestos PI Trust Agreement................................................................6

                     1.30      Asbestos PI Trust Distribution Procedures..................................................6


                                      i

                                                      TABLE OF CONTENTS
                                                       (CONTINUED)
                                                                                                                        PAGE
                                                                                                                        ----

                     1.31      Asbestos PI Trustees.......................................................................7

                     1.32      Asbestos Property Damage Claim.............................................................7

                     1.33      Asbestos Property Damage Contribution Claim................................................7

                     1.34      Available Cash.............................................................................7

                     1.35      AWWD.......................................................................................8

                     1.36      AWI........................................................................................8

                     1.37      Ballot.....................................................................................8

                     1.38      Bankruptcy Code............................................................................8

                     1.39      Bankruptcy Court...........................................................................8

                     1.40      Bankruptcy Rules...........................................................................8

                     1.41      Board of Directors.........................................................................8

                     1.42      Business Day...............................................................................8

                     1.43      Chapter 11 Case............................................................................8

                     1.44      Claim......................................................................................8

                     1.45      Claims Settlement Guidelines...............................................................9

                     1.46      Claims Trading Injunction..................................................................9

                     1.47      Class......................................................................................9

                     1.48      COLI Claims................................................................................9

                     1.49      Commencement Date..........................................................................9

                     1.50      Confirmation Date..........................................................................9

                     1.51      Confirmation Deadline......................................................................9

                     1.52      Confirmation Order.........................................................................9

                     1.53      Contingent Claim...........................................................................9

                     1.54      Convenience Claim.........................................................................10

                     1.55      Creditor..................................................................................10

                     1.56      Debtor....................................................................................10

                     1.57      Debtor in Possession......................................................................10

                     1.58      Debt Security Claim.......................................................................10

                     1.59      Demand....................................................................................10

                     1.60      DIP Credit Facility.......................................................................10

                     1.61      DIP Credit Facility Claim.................................................................10

                     1.62      DIP Lenders...............................................................................10


                                       ii

                                                      TABLE OF CONTENTS
                                                       (CONTINUED)
                                                                                                                        PAGE
                                                                                                                        ----

                     1.63      Disallowed Claim..........................................................................10

                     1.64      Disbursing Agent..........................................................................10

                     1.65      Disputed Claim............................................................................10

                     1.66      Disputed Claim Amount.....................................................................10

                     1.67      Disputed Unsecured Claims Reserve.........................................................11

                     1.68      Distribution..............................................................................11

                     1.69      Distribution Date.........................................................................11

                     1.70      District Court............................................................................11

                     1.71      DTC.......................................................................................11

                     1.72      Employee Benefit Claim....................................................................11

                     1.73      Effective Date............................................................................11

                     1.74      Encumbrance...............................................................................11

                     1.75      Entity....................................................................................12

                     1.76      Environmental Claim.......................................................................12

                     1.77      Equity Interest...........................................................................12

                     1.78      Equity Value..............................................................................12

                     1.79      Estimated Amount..........................................................................12

                     1.80      Existing AWI Common Stock.................................................................12

                     1.81      Final Distribution Date...................................................................12

                     1.82      Final Order...............................................................................12

                     1.83      Future Claimants' Representative..........................................................13

                     1.84      Holdings..................................................................................13

                     1.85      Holdings Plan of Liquidation..............................................................13

                     1.86      Indentures................................................................................13

                     1.87      Indenture Trustees........................................................................13

                     1.88      Indenture Trustees' Fees and Expenses.....................................................13

                     1.89      Indirect PI Trust Claim...................................................................13

                     1.90      Initial Distribution Date.................................................................13

                     1.91      Internal Revenue Code.....................................................................14

                     1.92      IRS.......................................................................................14

                     1.93      Lazard....................................................................................14

                     1.94      New Common Stock..........................................................................14



                                      iii

                                                      TABLE OF CONTENTS
                                                       (CONTINUED)
                                                                                                                        PAGE
                                                                                                                        ----

                     1.95      New Long-Term Incentive Plan..............................................................14

                     1.96      New Warrants..............................................................................14

                     1.97      Pennsylvania BCL..........................................................................14

                     1.98      PI Protected Party........................................................................14

                     1.99      Plan......................................................................................16

                     1.100     Plan Note Amount..........................................................................16

                     1.101     Plan Note Indenture.......................................................................16

                     1.102     Plan Notes................................................................................16

                     1.103     Priority Claim............................................................................16

                     1.104     Priority Tax Claim........................................................................16

                     1.105     Pro Rata Share............................................................................16

                     1.106     Qualified Appraisal.......................................................................16

                     1.107     Record Date...............................................................................17

                     1.108     Reorganized AWI...........................................................................17

                     1.109     Reorganization Consideration..............................................................17

                     1.110     Retention Period..........................................................................17

                     1.111     Schedules.................................................................................17

                     1.112     SEC.......................................................................................17

                     1.113     Secured Claim.............................................................................17

                     1.114     Stockholder and Registration Rights Agreement.............................................17

                     1.115     Subsidiary Debt Guarantee Claim...........................................................17

                     1.116     Treasury Regulations......................................................................17

                     1.117     Unliquidated Claim........................................................................17

                     1.118     Unsecured Claim...........................................................................17

                     1.119     Unsecured Creditors' Committee............................................................18

                     1.120     Voting Deadline...........................................................................18

                     1.121     Voting Procedures Order...................................................................18

           B.        Other Terms.........................................................................................18

           C.        Exhibits............................................................................................18

ARTICLE II           PROVISIONS FOR PAYMENT OF ADMINISTRATIVE EXPENSES AND PRIORITY TAX CLAIMS...........................18

                     2.1       Payment of Allowed Administrative Expenses................................................18

                     2.2       Compensation and Reimbursement Claims.....................................................18


                                       iv

                                                      TABLE OF CONTENTS
                                                       (CONTINUED)
                                                                                                                        PAGE
                                                                                                                        ----

                     2.3       DIP Credit Facility Claim.................................................................19

                     2.4       Priority Tax Claims.......................................................................19

ARTICLE III          CLASSIFICATION AND TREATMENT OF CLAIMS AND EQUITY INTERESTS.........................................19

                     3.1       Summary...................................................................................19

                     3.2       Classification and Treatment..............................................................21

ARTICLE IV           MODIFICATION, REVOCATION, OR WITHDRAWAL OF THE PLAN.................................................29

                     4.1       Modification of the Plan..................................................................29

                     4.2       Revocation or Withdrawal..................................................................29

                     4.3       Amendment of Plan Documents...............................................................29

ARTICLE V            PROVISIONS FOR TREATMENT OF DISPUTED CLAIMS.........................................................29

                     5.1       Objections to Claims; Prosecution of Disputed Claims......................................29

                     5.2       Claims Settlement Guidelines..............................................................30

                     5.3       Distributions on Account of Disputed Claims...............................................30

                     5.4       Disputed Unsecured Claims Reserve.........................................................30

                     5.5       Tax Treatment of Disputed Unsecured Claims Reserve........................................30

ARTICLE VI           ACCEPTANCE OR REJECTION OF THE PLAN.................................................................31

                     6.1       Impaired Classes to Vote..................................................................31

                     6.2       Acceptance by Class of Claims.............................................................31

                     6.3       Nonconsensual Confirmation................................................................31

ARTICLE VII          IMPLEMENTATION OF THE PLAN..........................................................................31

                     7.1       Creation of Asbestos PI Trust.............................................................31

                     7.2       Appointment of Asbestos PI Trustees.......................................................31

                     7.3       Creation of Asbestos PD Trust.............................................................31

                     7.4       144A Offering.............................................................................31

                     7.5       Amendment of Articles of Incorporation....................................................32

                     7.6        Amendment of By-Laws.....................................................................32

                     7.7       Stockholder and Registration Rights Agreement.............................................32

                     7.8       Distributions under the Plan..............................................................32

                     7.9       Timing of Distributions under the Plan....................................................32

                     7.10      Disbursing Agent..........................................................................33

                     7.11      Record Date...............................................................................33


                                       v

                                                      TABLE OF CONTENTS
                                                       (CONTINUED)
                                                                                                                        PAGE
                                                                                                                        ----

                     7.12      Distributions to Holders of Debt Security Claims Administered by the Indenture Trustees...34

                     7.13      Manner of Payment under the Plan..........................................................34

                     7.14      Hart-Scott-Rodino Compliance..............................................................34

                     7.15      Fractional Shares or Other Distributions..................................................34

                     7.16      Occurrence of the Confirmation Date.......................................................34

                     7.17      Occurrence of the Effective Date..........................................................38

                     7.18      Cancellation of Existing Debt Securities..................................................39

                     7.19      Expiration of the Retention Period........................................................40

                     7.20      Compensation of the Applicable Indenture Trustees.........................................40

                     7.21      Distribution of Unclaimed Property........................................................40

                     7.22      Management of Reorganized AWI.............................................................40

                     7.23      Listing of Reorganized AWI Common Stock...................................................41

                     7.24      Corporate Reorganization Actions..........................................................41

                     7.25      Holdings Plan of Liquidation..............................................................41

                     7.26      Compliance with QSF Regulations...........................................................42

                     7.27      Effectuating Documents and Further Transactions...........................................42

                     7.28      Allocation of Plan Distributions Between Principal and Interest...........................42

ARTICLE VIII         EXECUTORY CONTRACTS AND UNEXPIRED LEASES............................................................43

                     8.1       Assumption of Executory Contracts and Unexpired Leases....................................43

                     8.2       Rejection of Executory Contracts and Unexpired Leases.....................................43

                     8.3       Claims Arising from Rejection, Termination or Expiration..................................43

                     8.4       Previously Scheduled Contracts............................................................44

                     8.5       Insurance Policies and Agreements.........................................................44

                     8.6       Indemnification and Reimbursement Obligations.............................................45

                     8.7       Compensation and Benefit Programs.........................................................45

                     8.8       Management Agreements.....................................................................47

ARTICLE IX           RETENTION OF JURISDICTION...........................................................................48

ARTICLE X            TRANSFERS OF PROPERTY TO AND ASSUMPTION OF CERTAIN LIABILITIES BY THE ASBESTOS PI TRUST.............49

                     10.1      Transfer of Certain Property to the Asbestos PI Trust.....................................49

                     10.2      Assumption of Certain Liabilities by the Asbestos PI Trust................................51

                     10.3      Cooperation with Respect to Insurance Matters.............................................51



                                       vi

                                                      TABLE OF CONTENTS
                                                       (CONTINUED)
                                                                                                                        PAGE
                                                                                                                        ----

                     10.4      Authority of AWI..........................................................................51

ARTICLE XI           ASBESTOS PROPERTY DAMAGE CLAIMS.....................................................................51

                     11.1      Transfer of Certain Property to the Asbestos PD Trust.....................................51

                     11.4      Assumption of Certain Liabilities by the Asbestos PD Trust................................52

                     11.5      Cooperation with Respect to Insurance Matters.............................................53

                     11.6      Authority of AWI..........................................................................53

ARTICLE XII          MISCELLANEOUS PROVISIONS............................................................................53

                     12.1      Payment of Statutory Fees.................................................................53

                     12.2      Discharge of AWI..........................................................................53

                     12.3      Rights of Action..........................................................................54

                     12.4      Third Party Agreements....................................................................54

                     12.5      Dissolution of Committees.................................................................54

                     12.6      Exculpation...............................................................................54

                     12.7      Title to Assets; Discharge of Liabilities.................................................55

                     12.8      Surrender and Cancellation of Instruments.................................................55

                     12.9      Notices...................................................................................55

                     12.10     Headings..................................................................................56

                     12.11     Severability..............................................................................56

                     12.12     Governing Law.............................................................................57

                     12.13     Compliance with Tax Requirements..........................................................57

                     12.14     Exemption from Transfer Taxes.............................................................57

                     12.15     Expedited Determination of Postpetition Taxes.............................................57



                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

--------------------------------------------------- X
IN RE                                               :     CHAPTER 11 CASE NO.
                                                    :
ARMSTRONG WORLD INDUSTRIES,                         :     00-4471 (RJN)
INC., ET AL.,                                       :
                                                    :
                                   DEBTORS.         :     (JOINTLY ADMINISTERED)
--------------------------------------------------- X


                      SECOND AMENDED PLAN OF REORGANIZATION
                       OF ARMSTRONG WORLD INDUSTRIES, INC.

                Armstrong World Industries, Inc. hereby proposes the following plan of reorganization:

                                   ARTICLE I

                                   DEFINITIONS

                A.DEFINED TERMS. As used herein, the following terms shall have the respective meanings specified below, unless the context otherwise requires:

                1.1 144A Debt Securities: Debt securities issued by Reorganized AWI in a 144A Offering, having terms and conditions as determined by AWI and the initial purchasers in their sole discretion; provided, however, that if the 144A Offering Proceeds are less than the Plan Note Amount, then AWI may not issue the 144A Debt Securities without the consent of the Asbestos PI Claimants' Committee, the Future Claimants' Representative, and, if Class 6 votes to accept the Plan, the Unsecured Creditors' Committee.

                1.2 144A Offering: One or more private offerings of 144A Debt Securities, pursuant to Rule 144A and/or Regulation S under the Securities Act of 1933, through initial purchasers to institutional and other investors, completed on or after the Effective Date but prior to the Initial Distribution Date.

                1.3 144A Offering Proceeds: The amount of the aggregate net cash proceeds of any 144A Offerings.

                1.4 Administrative Bar Date Order: An order of the Bankruptcy Court setting a deadline for the filing of certain Administrative Expenses.

                1.5 Administrative Expense: Any Claim constituting a cost or expense of administration in the Chapter 11 Case under section 503 of the Bankruptcy Code, including, without express or implied limitation, any actual and necessary costs and expenses of preserving the estate of AWI, any expenses of professionals under sections 330 and 331 of the Bankruptcy Code, any actual and necessary costs and expenses of operating the businesses of AWI, any indebtedness or obligations incurred or assumed by AWI, as debtor in possession, in connection with the conduct of its business or for the acquisition or lease of property or the rendition of services, any allowed compensation or reimbursement of expenses under section 503(b)(2)-(5) of the Bankruptcy Code, and any fees or charges assessed against the estate of AWI under section 1930, chapter 123, title 28, United States Code.

                1.6 Administrative Expense Creditor: Any Creditor entitled to payment of an Administrative Expense.

                1.7 Administrative Expense Objection Deadline: The first Business Day that is thirty (30) days after the Effective Date, as such date may be extended from time to time by order of the Bankruptcy Court.

                1.8 Affiliate: Any Entity, other than (a) an Entity in which AWI has less than a fifty percent (50%) direct or indirect interest, (b) AWWD, or
(c) Holdings, that is an "affiliate" of AWI, as of the date immediately preceding the Effective Date, within the meaning of section 101(2) of the Bankruptcy Code.

                1.9 Affiliate Claims: All Claims against AWI held by an
Affiliate.

                1.10 Agent Bank: The JPMorgan Chase Bank, or such other Entity acting as agent under the DIP Credit Facility from time to time.

                1.11 Allowed:

                (a) With respect to any Claim (other than an Administrative Expense, Asbestos Property Damage Claim or Asbestos Personal Injury Claim), proof of which was filed within the applicable period of limitation fixed in accordance with Bankruptcy Rule 3003(c)(3) by the Bankruptcy Court, (i) as to which no objection to the allowance thereof has been interposed within the applicable period of limitation fixed by the Plan, the Bankruptcy Code, the Bankruptcy Rules, or a Final Order of the Bankruptcy Court, such Claim to the extent asserted in the proof of such Claim, or (ii) as to which an objection has been interposed, such Claim to the extent that it has been allowed in whole or in part by a Final Order of the Bankruptcy Court or by an agreement with AWI or Reorganized AWI, as the case may be, in accordance with the Claims Settlement Guidelines as in effect at the time of such agreement.

                (b) With respect to any Claim (other than an Administrative Expense or Asbestos Personal Injury Claim), as to which no proof of claim was filed within the applicable period of limitation fixed by the Plan, the Bankruptcy Code, the Bankruptcy Rules, or a Final Order of the Bankruptcy Court, such Claim to the extent that it has been listed by AWI in its Schedules as liquidated in amount and not disputed or contingent.

                (c) With respect to any Claim that is asserted to constitute an Administrative Expense

                    (i) that represents an actual or necessary expense of
               preserving the estate or operating the business of AWI for payment of goods, services, wages, or benefits or for credit extended to AWI, as debtor in possession, any such Claim to the extent that such claim is reflected as a postpetition liability of AWI on AWI's books and records as of the Effective Date;

                    (ii) in an action against AWI pending as of the Confirmation
               Date or not required to be filed against AWI pursuant to the

               Administrative Bar Date Order, any such Claim to the extent (x) it is allowed by a Final Order of a court of competent jurisdiction or by agreement between Reorganized AWI and the holder of such Administrative Expense, and (y) if AWI disputes that such claim is a cost or expense of administration under sections 503(b) and 507(a)(1) of the Bankruptcy Code, to the extent the Bankruptcy Court determines by a Final Order that it constitutes a cost or expense of administration under sections 503(b) and 507(a)(1) of the Bankruptcy Code;

                    (iii) timely filed in accordance with the Administrative Bar
               Date Order, any such Claim to the extent (i) no objection is interposed by the Administrative Expense Objection Deadline or
               (ii) if an objection is interposed by the Administrative Expense Objection Deadline, is allowed in whole or in part by a Final Order of the Bankruptcy Court and only to the extent that such allowed portion is deemed, pursuant to a Final Order of the Bankruptcy Court, to constitute a cost or expense of administration under sections 503(b) and 507(a)(1) of the Bankruptcy Code; or

                    (iv) that represents a Claim of a professional person
               employed under section 327 or 1103 of the Bankruptcy Code that is required to apply to the Bankruptcy Court for the allowance of compensation and reimbursement of expenses pursuant to section 330 of the Bankruptcy Code or an Administrative Expense arising under section 503(b)(2), 503(b)(3), 503(b)(4), 503(b)(5), or
               503(b)(6) of the Bankruptcy Code, such Claim to the extent it is allowed by a Final Order of the Bankruptcy Court.

                (d) With respect to any Asbestos Personal Injury Claim, such Claim to the extent that it is Allowed in accordance with the procedures established pursuant to the Asbestos PI Trust Agreement and the Asbestos PI Trust Distribution Procedures. Pursuant to the Confirmation Order, an Allowed Claim, with respect to any Asbestos Personal Injury Claim, shall establish the amount of legal liability against the Asbestos PI Trust in the amount of the liquidated value of such Claim, as determined in accordance with the Asbestos PI Trust Distribution Procedures.

                (e) With respect to any Asbestos Property Damage Claim, proof of which was filed by the Asbestos PD Bar Date, such Claim to the extent that it is allowed by an order of the Bankruptcy Court prior to the Effective Date or is allowed in accordance with the Asbestos PD Claims Resolution Procedures and such other procedures as may be established in connection with the Asbestos PD Trust. Pursuant to the Confirmation Order, an Allowed Claim, with respect to any Asbestos Property Damage Claim, shall establish the amount of legal liability against the Asbestos PD Trust in the allowed amount of such Claim, as determined by an order of the Bankruptcy Court allowing such Claim prior to the Effective Date or in accordance with the Asbestos PD Claims Resolution Procedures.

                1.12 Allowed Amount: The lesser of (a) the dollar amount of an Allowed Claim or (b) the Estimated Amount of such Claim. Unless otherwise specified herein, in the Asbestos PI Trust Distribution Procedures or by Final Order of the Bankruptcy Court, the Allowed Amount of an Allowed Claim shall not include interest accruing on such Allowed Claim from and after the Commencement Date.

                1.13 Amended and Restated Articles of Incorporation: The Articles of Incorporation of Reorganized AWI, to be amended and restated in accordance with section 7.1 hereof, in substantially the form of Exhibit 1.13 to the Plan.

                1.14 Amended and Restated By-Laws: The By-Laws of Reorganized AWI, to be amended and restated in accordance with section 7.5 hereof, in substantially the form of Exhibit 1.14 to the Plan.

                1.15 Articles of Incorporation: The Articles of Incorporation of AWI, as such Articles of Incorporation may be amended by the Amended and Restated Articles of Incorporation or otherwise.

                1.16 Asbestos PD Bar Date: March 20, 2002.

                1.17 Asbestos PD Claims Resolution Procedures: The procedures to be used for the allowance of Asbestos Property Damage Claims that have not become Allowed or Disallowed Claims as of the Effective Date. If Class 4 votes to accept the Plan, the Asbestos PD Claims Resolution Procedures will be developed by the Asbestos PD Committee. If Class 4 rejects the Plan, the Asbestos PD Claims Resolution Procedures will be substantially in the form annexed hereto as Exhibit 1.17.

                1.18 Asbestos PD Committee: The Asbestos Property Damage Committee, consisting of Entities appointed as members in the Chapter 11 Case by the United States Trustee for the District of Delaware and their duly appointed successors, if any, as the same may be reconstituted from time to time.

                1.19 Asbestos PD Insurance Asset: All rights arising under liability insurance policies issued to AWI with inception dates prior to January 1, 1982 with respect to the liability for Asbestos Property Damage Claims channeled to, and assumed by, the Asbestos PD Trust pursuant to Article XI of the Plan and the Asbestos PD Trust Agreement, subject to a maximum total limit equal to the aggregate value of Asbestos PD Claims, as estimated by the Bankruptcy Court, applicable solely to settlement payments or judgments (but not to defense costs). The foregoing includes, but is not limited to, rights under insurance policies, rights under settlement agreements made with respect to such insurance policies, rights against the estates of insolvent insurers that issued such policies or entered into such settlements, and rights against state insurance guaranty associations arising out of any such insurance policies issued by insolvent insurers.

                1.20 Asbestos PD Trust: The trust established by AWI in accordance with the Asbestos PD Trust Agreement.

                1.21 Asbestos PD Trust Agreement: That certain AWI Asbestos Property Damage Settlement Trust Agreement, executed by AWI and the Asbestos PD Trustees, substantially in the form of Exhibit 1.21 to the Plan.

                1.22 Asbestos PD Trust Funding Obligation: If Class 4 votes to accept the Plan, $2 million (which will be funded solely from insurance proceeds as provided in section 11.2 of the Plan and which will be reduced to $1 million if fewer than ten (10) but more than five (5) Asbestos Property Damage Claims constitute Disputed Claims as of the Effective Date or reduced to $500,000 if fewer than five (5) Asbestos Property Damage Claims constitute Disputed Claims as of the Effective Date) or, if Class 4 votes to reject the Plan, the Asbestos PD Insurance Asset having a value equal to the aggregate value of all Asbestos Property Damage Claims that remain Disputed Claims as estimated by the Bankruptcy Court.

                1.23 Asbestos PD Trustees: Collectively, the Entities confirmed by the Bankruptcy Court to serve as trustees of the Asbestos PD Trust, pursuant to the terms of the Asbestos PD Trust Agreement, or as subsequently may be appointed pursuant to the provisions of the Asbestos PD Trust Agreement.

                1.24 ASBESTOS PERSONAL INJURY CLAIM: ANY CLAIM OR REMEDY, LIABILITY, OR DEMAND AGAINST AWI NOW EXISTING OR HEREAFTER ARISING, WHETHER OR NOT SUCH CLAIM, REMEDY, LIABILITY, OR DEMAND IS REDUCED TO JUDGMENT, LIQUIDATED, UNLIQUIDATED, FIXED, CONTINGENT, MATURED, UNMATURED, DISPUTED, UNDISPUTED, LEGAL, EQUITABLE, SECURED, OR UNSECURED, WHETHER OR NOT THE FACTS OF OR LEGAL BASES THEREFOR ARE KNOWN OR UNKNOWN, UNDER ANY THEORY OF LAW, EQUITY, ADMIRALTY, OR OTHERWISE, FOR DEATH, BODILY INJURY, SICKNESS, DISEASE, OR OTHER PERSONAL INJURIES (WHETHER PHYSICAL, EMOTIONAL, OR OTHERWISE) TO THE EXTENT CAUSED OR ALLEGEDLY CAUSED, DIRECTLY OR INDIRECTLY, BY THE PRESENCE OF OR EXPOSURE (WHETHER PRIOR TO OR AFTER THE COMMENCEMENT DATE) TO ASBESTOS OR ASBESTOS-CONTAINING PRODUCTS THAT WAS OR WERE INSTALLED, MANUFACTURED, SOLD, SUPPLIED, PRODUCED, DISTRIBUTED, RELEASED, OR MARKETED BY AWI OR AN ENTITY FOR WHOSE PRODUCTS OR OPERATIONS AWI ALLEGEDLY HAS LIABILITY OR FOR WHICH AWI IS OTHERWISE LIABLE, INCLUDING, WITHOUT EXPRESS OR IMPLIED LIMITATION, ANY CLAIM, REMEDY, LIABILITY, OR DEMAND FOR COMPENSATORY DAMAGES (SUCH AS LOSS OF CONSORTIUM, WRONGFUL DEATH, SURVIVORSHIP, PROXIMATE, CONSEQUENTIAL, GENERAL, AND SPECIAL DAMAGES) AND PUNITIVE DAMAGES, AND ANY CLAIM, REMEDY, LIABILITY OR DEMAND FOR REIMBURSEMENT, INDEMNIFICATION, SUBROGATION AND CONTRIBUTION (INCLUDING, WITHOUT LIMITATION, ANY INDIRECT PI TRUST CLAIM), AND ANY CLAIM UNDER ANY SETTLEMENT ENTERED INTO BY OR ON BEHALF OF AWI PRIOR TO THE COMMENCEMENT DATE RELATING TO AN ASBESTOS PERSONAL INJURY CLAIM. AN ASBESTOS PROPERTY DAMAGE CLAIM OR A WORKERS' COMPENSATION CLAIM BROUGHT DIRECTLY BY A PAST OR PRESENT EMPLOYEE OF AWI UNDER AN APPLICABLE WORKERS' COMPENSATION STATUTE AGAINST AWI SHALL NOT CONSTITUTE AN ASBESTOS PERSONAL INJURY CLAIM.

                1.25 Asbestos PI Claimants' Committee: The Official Committee of Asbestos Claimants, consisting of Entities appointed as members in the Chapter 11 Case by the United States Trustee for the District of Delaware and their duly appointed successors, if any, as the same may be reconstituted from time to time.

                1.26 Asbestos PI Insurance Asset: All rights arising under liability insurance policies issued to AWI with inception dates prior to January 1, 1982 with respect to the liability for Asbestos Personal Injury Claims (with the exception of AWI's claim against Liberty Mutual Insurance Company for costs, expenses and fees incurred in connection with an Alternative Dispute Resolution Proceeding initiated in 1996 under the Agreement Concerning Asbestos Related Claims of June 19, 1985, AWI's claim against Century Indemnity Company for payments due and owing to AWI before February 2003 under a settlement agreement dated February 8, 2000, together with applicable interest to the date of payment, and AWI's rights to insurance relating to workers' compensation claims). The foregoing includes, but is not limited to, rights under insurance policies, rights under settlement agreements made with respect to such insurance policies (with the exception of AWI's claim against Century Indemnity Company for amounts, including, without limitation, interest, due and owing under a settlement agreement dated February 8, 2000), rights against the estates of insolvent insurers that issued such policies or entered into such settlements, and rights against state insurance guaranty associations arising out of any such insurance policies issued by insolvent insurers. The foregoing also includes the right, on behalf of AWI and its subsidiaries as of the Effective Date, to give a full release of the insurance rights of AWI and its subsidiaries as of the Effective Date under any such policy or settlement agreement with the exception of rights to coverage for Asbestos Property Damage Claims and rights to coverage for the amount that AWI agreed to pay to plaintiffs in Maertin et al. v. Armstrong World Industries, Inc. et al., No. 95-CV-20849 (JBS) (D.N.J.) in a settlement agreement executed November 22, 2000 and rights to coverage with respect to workers' compensation claims.

                1.27 ASBESTOS PI PERMANENT CHANNELING INJUNCTION: AN ORDER OR ORDERS OF THE DISTRICT COURT IN ACCORDANCE WITH, AND PURSUANT TO, SECTION 524(G) OF THE BANKRUPTCY CODE PERMANENTLY AND FOREVER STAYING, RESTRAINING, AND ENJOINING ANY ENTITY FROM TAKING ANY OF THE FOLLOWING ACTIONS FOR THE PURPOSE OF, DIRECTLY OR INDIRECTLY, COLLECTING, RECOVERING, OR RECEIVING PAYMENT OF, ON, OR WITH RESPECT TO ANY ASBESTOS PERSONAL INJURY CLAIMS, ALL OF WHICH SHALL BE CHANNELED TO THE ASBESTOS PI TRUST FOR RESOLUTION AS SET FORTH IN THE ASBESTOS PI TRUST DISTRIBUTION PROCEDURES (OTHER THAN ACTIONS BROUGHT TO ENFORCE ANY RIGHT OR OBLIGATION UNDER THE PLAN, ANY EXHIBITS TO THE PLAN, OR ANY OTHER AGREEMENT OR INSTRUMENT BETWEEN AWI OR REORGANIZED AWI AND THE ASBESTOS PI TRUST, WHICH ACTIONS SHALL BE IN CONFORMITY AND COMPLIANCE WITH THE PROVISIONS HEREOF), INCLUDING, BUT NOT LIMITED TO:

                (a) COMMENCING, CONDUCTING, OR CONTINUING IN ANY MANNER, DIRECTLY OR INDIRECTLY, ANY SUIT, ACTION, OR OTHER PROCEEDING (INCLUDING, WITHOUT EXPRESS OR IMPLIED LIMITATION, A JUDICIAL, ARBITRAL, ADMINISTRATIVE, OR OTHER PROCEEDING) IN ANY FORUM AGAINST OR AFFECTING ANY PI PROTECTED PARTY OR ANY PROPERTY OR INTERESTS IN PROPERTY OF ANY PI PROTECTED PARTY;

                (b) ENFORCING, LEVYING, ATTACHING (INCLUDING, WITHOUT EXPRESS OR IMPLIED LIMITATION, ANY PREJUDGMENT ATTACHMENT), COLLECTING, OR OTHERWISE RECOVERING BY ANY MEANS OR IN ANY MANNER, WHETHER DIRECTLY OR INDIRECTLY, ANY JUDGMENT, AWARD, DECREE, OR OTHER ORDER AGAINST ANY PI PROTECTED PARTY OR ANY PROPERTY OR INTERESTS IN PROPERTY OF ANY PI PROTECTED PARTY;

                (c) CREATING, PERFECTING, OR OTHERWISE ENFORCING IN ANY MANNER, DIRECTLY OR INDIRECTLY, ANY ENCUMBRANCE AGAINST ANY PI PROTECTED PARTY OR ANY PROPERTY OR INTERESTS IN PROPERTY OF ANY PI PROTECTED PARTY;

                (d) SETTING OFF, SEEKING REIMBURSEMENT OF, CONTRIBUTION FROM, OR SUBROGATION AGAINST, OR OTHERWISE RECOUPING IN ANY MANNER, DIRECTLY OR INDIRECTLY, ANY AMOUNT AGAINST ANY LIABILITY OWED TO ANY PI PROTECTED PARTY OR ANY PROPERTY OR INTERESTS IN PROPERTY OF ANY PI PROTECTED PARTY; AND

                (e) PROCEEDING IN ANY MANNER IN ANY PLACE WITH REGARD TO ANY MATTER THAT IS SUBJECT TO RESOLUTION PURSUANT TO THE ASBESTOS PI TRUST, EXCEPT IN CONFORMITY AND COMPLIANCE THEREWITH.

                1.28 Asbestos PI Trust: The trust established by AWI in accordance with the Asbestos PI Trust Agreement.

                1.29 Asbestos PI Trust Agreement: That certain AWI Asbestos Personal Injury Settlement Trust Agreement, executed by AWI and the Asbestos PI Trustees, substantially in the form of Exhibit 1.29 to the Plan.

                1.30 Asbestos PI Trust Distribution Procedures: The AWI Asbestos Personal Injury Settlement Trust Distribution Procedures to be implemented by the Asbestos PI Trustees pursuant to the terms and conditions of the Plan and the Asbestos PI Trust Agreement to process, liquidate, and pay Asbestos Personal Injury Claims, substantially in the form of Exhibit 1.30 to the Plan.

                1.31 Asbestos PI Trustees: Collectively, the persons confirmed by the Bankruptcy Court to serve as trustees of the Asbestos PI Trust, pursuant to the terms of the Asbestos PI Trust Agreement, or as subsequently may be appointed pursuant to the terms of the Asbestos PI Trust Agreement.

                1.32 Asbestos Property Damage Claim: Any Claim or remedy or liability against AWI, whether or not such Claim, remedy, or liability is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured, whether or not the facts of or legal bases therefor are known or unknown, under any theory of law, equity, admiralty, or otherwise, for damages for property damage, including but not limited to, the cost of inspecting, maintaining, encapsulating, repairing, decontaminating, removing or disposing of asbestos or asbestos-containing products in buildings, other structures, or other property arising from the installation in, presence in or removal from buildings or other structures of asbestos or asbestos-containing products that was or were installed, manufactured, sold, supplied, produced, distributed, released or marketed by AWI prior to the Commencement Date, or for which AWI is allegedly liable, including, without express or implied limitation, any such Claims, remedies and liabilities for compensatory damages (such as proximate, consequential, general, and special damages) and punitive damages, and any Claim, remedy or liability for reimbursement, indemnification, subrogation and contribution, including, without limitation, any Asbestos Property Damage Contribution Claim. Asbestos Property Damage Claims shall not include Asbestos Personal Injury Claims.

                1.33 Asbestos Property Damage Contribution Claim: Any Claim or remedy or liability against AWI, whether or not such Claim, remedy or liability is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured, whether or not the facts of or legal bases for such Claim, remedy or liability are known or unknown, that is (i) held by (A) any Entity (other than a director or officer entitled to indemnification pursuant to section 8.6 of the Plan) who has been, is, or may be a defendant in an action seeking damages for property damage, including but not limited to, the cost of inspecting, maintaining, encapsulating, repairing, decontaminating, removing or disposing of asbestos or asbestos-containing products in buildings, other structures, or other property, or (B) any assignee or transferee of such Entity, and (ii) on account of alleged liability by AWI for reimbursement, indemnification, subrogation, or contribution of any portion of any damages such Entity has paid or may pay to the plaintiff in such action.

                1.34 Available Cash: The sum of the following: (a) all cash on hand of AWI and its subsidiaries as of the last day of the month immediately preceding the Effective Date less the sum of the following as of such date: (i) One Hundred Million and 00/100 Dollars ($100,000,000.00) or such lesser amount as AWI, in its sole discretion (after consultation with the Asbestos PI Claimants' Committee, Unsecured Creditors' Committee, and the Future Claimants' Representative), determines it requires for working capital purposes, (ii) the Allowed Amount of Allowed Administrative Expenses, (iii) a reasonable estimate by AWI of additional Administrative Expenses (such as professional fees and expenses) that may become Allowed thereafter (other than Administrative Expenses of the type specified in section 1.11(c)(i) of the Plan) and fees and expenses payable in connection with any exit facility referred to in section 7.17(h) of the Plan, (iv) the Allowed Amount of Allowed Priority Tax Claims, (v) a reasonable estimate by AWI of additional Priority Tax Claims that may become Allowed thereafter, (vi) the Allowed Amount of all Priority Claims, (vii) a reasonable estimate of all Priority Claims that may became Allowed thereafter,

(viii) the DIP Credit Facility Claim, (ix) the cash required to make the distributions for Class 3 (Convenience Claims) for those that are Allowed and a reasonable estimate by AWI of additional Convenience Claims that may become Allowed thereafter, (x) any other cash required to be paid or distributed by AWI pursuant to the Plan (other than in respect of "Available Cash" and in respect of the Asbestos PD Trust Funding Obligation), and (xi) the amount reasonably estimated by AWI to be the cost of curing any defaults under the executory contracts and unexpired leases to be assumed by AWI under the Plan, (b) any amounts drawn, in AWI's sole discretion, under the working capital facility referenced in section 7.17(h) of the Plan for the purpose of funding the Distributions under the Plan, and (c) any proceeds of insurance received and retained by Reorganized AWI from the Effective Date to the Final Distribution Date on account of an Allowed Environmental Claim that is treated as an Allowed Unsecured Claim in accordance with sections 3.2(f) and 3.2(h) of the Plan.

                1.35 AWWD: Armstrong Worldwide, Inc., a Delaware corporation.

                1.36 AWI: Armstrong World Industries, Inc., a Pennsylvania corporation.

                1.37 Ballot: The form or forms distributed to holders of impaired Claims and Equity Interests on which is to be indicated the acceptance or rejection of the Plan.

                1.38 Bankruptcy Code: The Bankruptcy Reform Act of 1978, as amended, and as codified in title 11 of the United States Code, as applicable to the Chapter 11 Case.

                1.39 Bankruptcy Court: The United States District Court for the District of Delaware, having jurisdiction over the Chapter 11 Case and, to the extent of any reference made pursuant to section 157 of title 28 of the United States Code, the unit of such District Court constituted pursuant to section 151 of title 28 of the United States Code.

                1.40 Bankruptcy Rules: The Federal Rules of Bankruptcy Procedure, as amended, as applicable to the Chapter 11 Case, including the Local Rules of the Bankruptcy Court.

                1.41 Board of Directors: The Board of Directors of AWI or Reorganized AWI, as it may exist from time to time.

                1.42 Business Day: Any day on which commercial banks are required to be open for business in New York, New York.

                1.43 Chapter 11 Case: The chapter 11 case of AWI pending in the Bankruptcy Court as In re Armstrong World Industries, Inc., et al., Case No. 00-4471 (RJN) (Jointly Administered).

                1.44 Claim: (a) A "claim," as defined in section 101(5) of the Bankruptcy Code, against AWI, as debtor or Debtor in Possession, whether or not asserted, whether or not the facts of or legal bases therefor are known or unknown, and specifically including, without express or implied limitation, any rights under sections 502(g), 502(h), or 502(i) of the Bankruptcy Code, any claim of a derivative nature, any potential or unmatured contract claims, and any other Contingent Claim, and (b) any Environmental Claim, whether or not it constitutes a "claim" under section 101(5) of the Bankruptcy Code, but in either case, not including a Demand.

                1.45 Claims Settlement Guidelines: The settlement guidelines and authority contained in that certain Order Granting Motion of the Debtors for Order Pursuant to Section 105(a) of the Bankruptcy Code and Bankruptcy Rule 9019(b) Authorizing the Establishment of Procedures to Settle Certain Prepetition Claims Against the Debtors' Estates dated May 31, 2002, as amended by the amendments set forth in Exhibit 1.45 to the Plan.

                1.46 CLAIMS TRADING INJUNCTION: AN ORDER OR ORDERS OF THE BANKRUPTCY COURT PERMANENTLY AND FOREVER STAYING, RESTRAINING, AND ENJOINING ANY ENTITY FROM, DIRECTLY OR INDIRECTLY, PURCHASING, SELLING, TRANSFERRING, ASSIGNING, CONVEYING, PLEDGING, OR OTHERWISE ACQUIRING OR DISPOSING OF ANY ASBESTOS PERSONAL INJURY CLAIM OR ASBESTOS PROPERTY DAMAGE CLAIM; PROVIDED, HOWEVER, THAT THE FOREGOING SHALL NOT APPLY TO (I) THE TRANSFER OF AN ASBESTOS PERSONAL INJURY CLAIM OR ASBESTOS PROPERTY DAMAGE CLAIM TO THE HOLDER OF AN INDIRECT PI TRUST CLAIM OR ASBESTOS PROPERTY DAMAGE CONTRIBUTION CLAIM, AS THE CASE MAY BE, SOLELY AS A RESULT OF SUCH HOLDER'S SATISFACTION OF SUCH ASBESTOS PERSONAL INJURY CLAIM OR ASBESTOS PROPERTY DAMAGE CONTRIBUTION CLAIM, AS THE CASE MAY BE, OR (II) THE TRANSFER OF AN ASBESTOS PERSONAL INJURY CLAIM OR ASBESTOS PROPERTY DAMAGE CLAIM BY WILL OR UNDER THE LAWS OF DESCENT AND DISTRIBUTION. ANY SUCH ORDER OR ORDERS ALSO WILL PROVIDE THAT ANY ACTION TAKEN IN VIOLATION THEREOF WILL BE VOID AB INITIO.

                1.47 Class: Any group of Claims or Equity Interests classified by the Plan pursuant to section 1122(a)(1) of the Bankruptcy Code.

                1.48 COLI Claims: All amounts due to Pacific Life Insurance Company for loans made by Pacific Life Insurance Company to AWI against (and collateralized by) certain life insurance policies for which AWI is the holder and beneficiary and for which certain of AWI's employees are insureds.

                1.49 Commencement Date: December 6, 2000.

                1.50 Confirmation Date: The date on which the Confirmation Order is entered by the Clerk of the Bankruptcy Court.

                1.51 Confirmation Deadline: The date that is two hundred seventy
(270) days after the filing of the Plan with the Bankruptcy Court or such later date as AWI, the Asbestos PI Claimants' Committee, the Future Claimants' Representative, and the Unsecured Creditors' Committee may agree in writing.

                1.52 Confirmation Order: The order or orders of the Bankruptcy Court confirming the Plan in accordance with the provisions of chapter 11 of the Bankruptcy Code, which will contain, inter alia, the Asbestos PI Permanent Channeling Injunction and the Claims Trading Injunction.

                1.53 Contingent Claim: Any Claim (other than an Asbestos Personal Injury Claim), the liability for which attaches or is dependent upon the occurrence or happening, or is triggered by, an event, which event has not yet occurred, happened, or been triggered, as of the date on which such Claim is sought to be estimated or an objection to such Claim is filed, whether or not such event is within the actual or presumed contemplation of the holder of such Claim and whether or not a relationship between the holder of such Claim and AWI now or hereafter exists or previously existed.

                1.54 Convenience Claim: As to each holder of an Unsecured Claim, other than a Debt Security Claim, (a) an Unsecured Claim held by such holder in an Allowed Amount of Ten Thousand and 00/100 Dollars ($10,000.00) or less or (b) an Unsecured Claim of such holder the Allowed Amount of which has been reduced to Ten Thousand and 00/100 Dollars ($10,000.00) by the election of the holder thereof, as provided on the Ballot.

                1.55 Creditor: Any Entity that holds a Claim against AWI as Debtor or Debtor in Possession.

                1.56 Debtor: AWI.

                1.57 Debtor in Possession: AWI in its capacity as a debtor in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

                1.58 Debt Security Claim: Any Unsecured Claim represented by a series of notes or debt securities issued pursuant to an indenture, bank credit agreement, or a note purchase agreement prior to the Commencement Date or any guarantee by AWI of any obligations of another Entity under any series of notes or debt securities issued pursuant to an indenture, bank credit agreement, or a note purchase agreement prior to the Commencement Date.

                1.59 Demand: A demand for payment, present or future, that (i) was not a Claim during the Chapter 11 Case; (ii) arises out of the same or similar conduct or events that gave rise to the Claims addressed by the Asbestos PI Permanent Channeling Injunction; and (iii) pursuant to the Plan, is to be paid by the Asbestos PI Trust.

                1.60 DIP Credit Facility: Revolving Credit and Guaranty Agreement dated as of December 6, 2000 among Armstrong World Industries, Inc., a Pennsylvania corporation, and its subsidiaries, Nitram Liquidators, Inc., a Delaware corporation, and Desseaux Corporation of North America, a Delaware corporation, the banks party thereto, and the Agent Bank, as amended, modified or supplemented from time to time.

                1.61 DIP Credit Facility Claim: Collectively, all Claims of the DIP Lenders arising under the DIP Credit Facility.

                1.62 DIP Lenders: The financial institutions party to the DIP Credit Facility.

                1.63 Disallowed Claim: A Claim that is disallowed in its entirety by an order of the Bankruptcy Court or such other court of competent jurisdiction or that is disallowed in its entirety pursuant to the Asbestos PI Trust Distribution Procedures or the Asbestos PD Claims Resolution Procedures, as the case may be.

                1.64 Disbursing Agent: Any Entity in its capacity as a disbursing agent under section 7.10 hereof.

                1.65 Disputed Claim: A Claim (other than an Asbestos Personal Injury Claim) that is neither an Allowed Claim nor a Disallowed Claim.

                1.66 Disputed Claim Amount: The Estimated Amount of a Disputed Claim, or, if no Estimated Amount exists, the amount set forth in the proof of claim relating to such Disputed Claim as the liquidated amount of such Disputed Claim.

                1.67 Disputed Unsecured Claims Reserve: The trust established pursuant to section 5.4 of the Plan to hold the portion of Plan Notes reserved for Distribution pending the resolution of Disputed Claims in Class 6 of the Plan.

                1.68 Distribution: The payment or distribution under the Plan of property or interests in property to the holders of Allowed Claims (other than Asbestos Personal Injury Claims and Asbestos Property Damage Claims), the holder of the Equity Interest, and to the Asbestos PI Trust and the Asbestos PD Trust.

                1.69 Distribution Date: (a) The Initial Distribution Date, (b) the first Business Day after the end of the months of March, June, September, and December, commencing with the first such date to occur more than one hundred eighty (180) days after the Effective Date and until the second anniversary of the Effective Date, (c) after the second anniversary of the Effective Date, the first Business Day after the end of the month of December, and (d) the Final Distribution Date; provided, however, that (i) a Distribution Date (other than the Initial Distribution Date and the Final Distribution Date) shall not occur if the aggregate amount of Plan Notes and/or 144A Offering Proceeds and Available Cash to be distributed on any Distribution Date is less than One Million and 00/100 Dollars ($1,000,000.00), in which case the amount to be distributed shall be retained and added to the amount to be distributed on the next Distribution Date, and (ii) any Unsecured Claim that becomes Allowed less than twenty (20) Business Days prior to a Distribution Date shall be treated as a Disputed Claim for the purposes of the Distribution occurring on such Distribution Date and shall not receive a Distribution until the Distribution Date immediately succeeding such Distribution Date.

                1.70 District Court: The United States District Court for the District of Delaware having jurisdiction over the Chapter 11 Case.

                1.71 DTC: Depository Trust Company.

                1.72 Employee Benefit Claim: Any Claim of a current or former employee of AWI, a current or former employee of any current or former subsidiary of AWI, or of the Pension Benefit Guaranty Corporation, for benefits payable or arising under any of the plans being assumed pursuant to section 8.7(a) of the Plan; provided, however, that any Claim for damages or other relief arising from any termination of any plans pursuant to section 8.7(b) of the Plan, any "rejection" of any plans as to any party that objects to any amendment under section 8.7(c) of the Plan, based upon any alleged breach by AWI of its responsibilities or duties under any plan specified in section 8.7(a) of the Plan (other than any obligation to pay the benefits arising thereunder, as modified), or related to the allegations made by the plaintiffs in those certain two class action complaints asserting various federal law claims under ERISA filed in the United States District Court for the Eastern District of Pennsylvania by Dean A. Markley, Michael Resetar, and Lori Shearer shall be deemed an Unsecured Claim.

                1.73 Effective Date: The first Business Day of the month immediately following the date by which all of the conditions precedent to the effectiveness of the Plan specified in Section 7.17 have been satisfied or waived or, if a stay of the Confirmation Order is in effect on such date, the first Business Day of the month immediately following the date of the expiration, dissolution, or lifting of such stay.

                1.74 Encumbrance: With respect to any asset, any mortgage, lien, pledge, charge, security interest, assignment, or encumbrance of any kind or nature in respect of such asset (including, without express or implied limitation, any conditional sale or other title retention agreement, any security agreement, and the filing of, or agreement to give, any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction).

                1.75 Entity: An individual, corporation, partnership, limited liability company, association, joint stock company, joint venture, estate, trust, unincorporated organization, or government or any political subdivision thereof, or other person or entity.

                1.76 Environmental Claim: Any Claim as to which the treatment thereof is set forth in an agreement by and between AWI and any party asserting a Claim against AWI relating to alleged contamination under the federal or state environmental laws or regulations, pursuant to which agreement all or a portion of such Claim (to the extent and subject to the limitations imposed by such agreement) may be asserted by the holder thereof after the Effective Date, to the extent that such agreement is approved and authorized by a Final Order of the Bankruptcy Court or otherwise in accordance with the Claims Settlement Guidelines.

                1.77 Equity Interest: Any interest in AWI represented by shares of Existing AWI Common Stock.

                1.78 Equity Value: For purposes of calculating the exercise price on the New Warrants, the value of each share of New Common Stock as of the Effective Date, based upon the residual value of the equity of Reorganized AWI, as agreed among Lazard and the financial consultants for the Asbestos PI Claimants' Committee, the Future Claimants' Representative, and the Unsecured Creditors' Committee and as set forth in the disclosure statement approved by the Bankruptcy Court.

                1.79 Estimated Amount: The estimated dollar value of an Unliquidated Claim, Disputed Claim, or Contingent Claim pursuant to section 502(c) of the Bankruptcy Code.

                1.80 Existing AWI Common Stock: Common stock, par value of $0.01 per share, of AWI, authorized pursuant to the Articles of Incorporation as in effect immediately prior to the Effective Date. 1.81 Final Distribution Date: A date on or after the Initial Distribution Date and after all Disputed Claims (other than Asbestos Personal Injury Claims and Asbestos Property Damage Claims) have become either Allowed Claims or Disallowed Claims that is selected by Reorganized AWI in its discretion but, in any event, is no later than thirty
(30) days thereafter, or such later date as the Bankruptcy Court may establish, upon request by Reorganized AWI, for cause shown.

                1.82 Final Order: An order as to which the time to appeal, petition for certiorari, or move for reargument or rehearing has expired and as to which no appeal, petition for certiorari, or other proceedings for reargument or rehearing shall then be pending or as to which any right to appeal, petition for certiorari, reargue, or rehear shall have been waived in writing in form and substance satisfactory to AWI or Reorganized AWI, as the case may be, and its counsel or, in the event that an appeal, writ of certiorari, or reargument or rehearing thereof has been sought, such order shall have been affirmed by the highest court to which such order was appealed, or certiorari has been denied or from which reargument or rehearing was sought, and the time to take any further appeal, petition for certiorari or move for reargument or rehearing shall have expired.

                1.83 Future Claimants' Representative: Dean M. Trafelet, the Legal Representative for Future Claimants appointed pursuant to the order dated on or about March 1, 2002.

                1.84 Holdings: Armstrong Holdings, Inc., a Pennsylvania corporation.

                1.85 Holdings Plan of Liquidation: The dissolution of Holdings as approved by its Board of Directors and shareholders as required by Sections 1972, 1973 and 1974 of the Pennsylvania BCL and the liquidation and winding up of the business and affairs of Holdings (and, as part thereof, the dissolution and winding up, or other termination of the corporate existence, of AWWD) in accordance with a plan of liquidation and winding up approved by the Board of Directors and shareholders of Holdings as may be required by Subchapter F or H of Chapter 19 of the Pennsylvania BCL or such other plan and manner of liquidation and winding up as is consistent with the terms of the Plan and permitted by law.

                1.86 Indentures: The indenture agreements between the Indenture Trustees and AWI relating to the Debt Security Claims.

                1.87 Indenture Trustees: Bank One Trust Company, N.A., as indenture trustee for the holders of AWI's 9 3/4% Debentures due 2008 and for the holders of the 8 3/4%-9% Medium Term Notes, and Wells Fargo Minnesota, N.A., as indenture trustee for the holders of AWI's 6.35% Senior Notes due 2003, 6 1/2% Senior Notes due 2005, 7.45% Senior Notes due 2029, and the 7.45% Senior Quarterly Interest Bonds due 2038.

                1.88 Indenture Trustees' Fees and Expenses: All the fees and expenses, including the reasonable fees and expenses of their attorneys, incurred by the Indenture Trustees under their respective indentures from the Commencement Date to the Effective Date, up to a maximum of Twenty-Five Thousand and 00/100 Dollars ($25,000.00) for the Indenture Trustee for each series of Debt Security Claims for which it acts as Indenture Trustee.

                1.89 Indirect PI Trust Claim: Any Claim or remedy, liability, or Demand against AWI now existing or hereafter arising, whether or not such Claim, remedy, liability, or Demand is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured, whether or not the facts of or legal bases for such Claim, remedy, liability, or Demand are known or unknown, that is (x) (i) held by (A) any Entity (other than a director or officer entitled to indemnification pursuant to section 8.6 of the Plan) who has been, is, or may be a defendant in an action seeking damages for death, bodily injury, sickness, disease, or other personal injuries (whether physical, emotional, or otherwise) to the extent caused or allegedly caused, directly or indirectly, by exposure to asbestos or asbestos-containing products or (B) any assignee or transferee of such Entity and (ii) on account of alleged liability of AWI for reimbursement, indemnification, subrogation, or contribution of any portion of any damages such Entity has paid or may pay to the plaintiff in such action or (y) held by any Entity that is seeking reimbursement, indemnification, subrogation, or contribution from AWI with respect to any surety bond, letter of credit or other financial assurance issued by any Entity on account of, or with respect to, Asbestos Personal Injury Claims.

                1.90 Initial Distribution Date: A date on or after the Effective Date that is selected by Reorganized AWI in its discretion but, in any event, is within fifteen (15) days after the Effective Date, or such later date as the Bankruptcy Court may establish upon request by Reorganized AWI, for cause shown; provided, however, that in no event shall the Initial Distribution Date be more than forty-five (45) days after the Effective Date.

                1.91 Internal Revenue Code: The Internal Revenue Code of 1986, as amended from time to time, and any applicable rulings, Treasury Regulations, judicial decisions, and notices, announcements, and other releases of the United States Treasury Department or the IRS.

                1.92 IRS: The United States Internal Revenue Service.

                1.93 Lazard: Lazard Freres & Co. LLC, or such other investment bank or financial advisor retained by AWI.

                1.94 New Common Stock: Common stock, par value $0.01 per share, of Reorganized AWI which is to be authorized and issued pursuant to the Plan and subject to dilution for equity to be issued under the New Long-Term Incentive Plan and for the New Warrants.

                1.95 New Long-Term Incentive Plan: The Management Incentive Plan, substantially in the form of Exhibit 1.95 to the Plan.

                1.96 New Warrants: Warrants to purchase the New Common Stock pursuant to a warrant agreement substantially in the form of Exhibit 1.96 to the Plan on terms and conditions determined in a manner agreed to by Lazard and the financial consultants for the Asbestos PI Claimants' Committee, the Future Claimants' Representative, and the Unsecured Creditors' Committee; provided, however, that such New Warrants (a) shall comprise 5% of the New Common Stock on a fully diluted basis determined as of the Effective Date, (b) shall have an exercise price equal to 125% of the Equity Value, and (iii) shall have a term of seven years from the Effective Date.

                1.97 Pennsylvania BCL: Pennsylvania Business Corporation Law of 1988, as amended from time to time and as applicable to the events described in the Plan.

                1.98 PI PROTECTED PARTY: ANY OF THE FOLLOWING PARTIES:

                (a) AWI;

                (b) REORGANIZED AWI;

                (c) HOLDINGS;

                (d) AWWD;

                (e) ANY AFFILIATE;

                (f) INTERFACE SOLUTIONS, INC., A CORPORATION ORGANIZED UNDER THE LAWS OF PENNSYLVANIA, OR ARMACELL LLC, A LIMITED LIABILITY COMPANY ORGANIZED UNDER THE LAWS OF DELAWARE, BUT ONLY TO THE EXTENT THAT EITHER SUCH ENTITY IS ALLEGED TO BE DIRECTLY OR INDIRECTLY LIABLE FOR THE CONDUCT OF, CLAIMS AGAINST, OR DEMANDS ON AWI, REORGANIZED AWI, OR THE ASBESTOS PI TRUST ON ACCOUNT OF ASBESTOS PERSONAL INJURY CLAIMS;

                (g) ANY ENTITY THAT, PURSUANT TO THE PLAN OR AFTER THE EFFECTIVE DATE, BECOMES A DIRECT OR INDIRECT TRANSFEREE OF, OR SUCCESSOR TO, ANY ASSETS OF

AWI, REORGANIZED AWI, OR THE ASBESTOS PI TRUST (BUT ONLY TO THE EXTENT THAT LIABILITY IS ASSERTED TO EXIST BY REASON OF IT BECOMING SUCH A TRANSFEREE OR SUCCESSOR);

                (h) ANY ENTITY THAT, PURSUANT TO THE PLAN OR AFTER THE EFFECTIVE DATE, MAKES A LOAN TO REORGANIZED AWI OR THE ASBESTOS PI TRUST OR TO A SUCCESSOR TO, OR TRANSFEREE OF, ANY ASSETS OF AWI, REORGANIZED AWI OR THE ASBESTOS PI TRUST (BUT ONLY TO THE EXTENT THAT LIABILITY IS ASSERTED TO EXIST BY REASON OF SUCH ENTITY BECOMING SUCH A LENDER OR TO THE EXTENT ANY PLEDGE OF ASSETS MADE IN CONNECTION WITH SUCH A LOAN IS SOUGHT TO BE UPSET OR IMPAIRED); OR

                (i) ANY ENTITY TO THE EXTENT HE, SHE, OR IT IS ALLEGED TO BE DIRECTLY OR INDIRECTLY LIABLE FOR THE CONDUCT OF, CLAIMS AGAINST, OR DEMANDS ON AWI, REORGANIZED AWI OR THE ASBESTOS PI TRUST ON ACCOUNT OF ASBESTOS PERSONAL INJURY CLAIMS BY REASON OF ONE OR MORE OF THE FOLLOWING:

                    (i) SUCH ENTITY'S OWNERSHIP OF A FINANCIAL INTEREST IN AWI,
               REORGANIZED AWI, A PAST OR PRESENT AFFILIATE OF AWI OR REORGANIZED AWI (OTHER THAN ACANDS, INC. F/K/A ARMSTRONG CONTRACTING AND SUPPLY CORP.), OR A PREDECESSOR IN INTEREST OF AWI, OR REORGANIZED AWI;

                    (ii) SUCH ENTITY'S INVOLVEMENT IN THE MANAGEMENT OF AWI,
               AWWD, HOLDINGS, AN AFFILIATE, REORGANIZED AWI, OR ANY PREDECESSOR IN INTEREST OF AWI, OR REORGANIZED AWI;

                    (iii) SUCH ENTITY'S SERVICE AS AN OFFICER, DIRECTOR, OR
               EMPLOYEE OF AWI, REORGANIZED AWI, AWWD, HOLDINGS, AN AFFILIATE, ANY PAST OR PRESENT AFFILIATE OF AWI OR REORGANIZED AWI (OTHER THAN ACANDS, INC. F/K/A ARMSTRONG CONTRACTING AND SUPPLY CORP.), ANY PREDECESSOR IN INTEREST OF AWI OR REORGANIZED AWI, OR ANY ENTITY THAT OWNS OR AT ANY TIME HAS OWNED A FINANCIAL INTEREST IN AWI OR REORGANIZED AWI, ANY PAST OR PRESENT AFFILIATE OF AWI OR REORGANIZED AWI (OTHER THAN ACANDS, INC. F/K/A ARMSTRONG CONTRACTING AND SUPPLY CORP.), OR ANY PREDECESSOR IN INTEREST OF AWI OR REORGANIZED AWI.

                    (iv) SUCH ENTITY'S PROVISION OF INSURANCE TO (A) AWI, (B)
               REORGANIZED AWI, (C) ANY PAST OR PRESENT AFFILIATE OF AWI OR REORGANIZED AWI (OTHER THAN ACANDS, INC. F/K/A ARMSTRONG CONTRACTING AND SUPPLY CORP.), (D) ANY PREDECESSOR IN INTEREST OF AWI OR REORGANIZED AWI; OR (E) ANY ENTITY THAT OWNS OR AT ANY TIME HAS OWNED A FINANCIAL INTEREST IN AWI OR REORGANIZED AWI, ANY PAST OR PRESENT AFFILIATE OF AWI OR REORGANIZED AWI (OTHER THAN ACANDS, INC. F/K/A ARMSTRONG CONTRACTING AND SUPPLY CORP.), OR ANY PREDECESSOR IN INTEREST OF AWI OR REORGANIZED AWI, BUT ONLY TO THE EXTENT THAT AWI, REORGANIZED AWI, OR THE ASBESTOS PI TRUST ENTERS INTO A SETTLEMENT WITH SUCH ENTITY THAT IS APPROVED BY THE BANKRUPTCY COURT AND EXPRESSLY PROVIDES THAT SUCH ENTITY SHALL BE ENTITLED TO THE PROTECTION OF THE ASBESTOS PI PERMANENT CHANNELING INJUNCTION AS A PI PROTECTED PARTY; OR

                    (v) SUCH ENTITY'S INVOLVEMENT IN A TRANSACTION CHANGING THE
               CORPORATE STRUCTURE, OR IN A LOAN OR OTHER FINANCIAL TRANSACTION AFFECTING THE FINANCIAL CONDITION, OF AWI, AWWD, HOLDINGS, AN

               AFFILIATE, REORGANIZED AWI, ANY PAST OR PRESENT AFFILIATE OF AWI OR REORGANIZED AWI (OTHER THAN AC AND S, INC. F/K/A ARMSTRONG CONTRACTING AND SUPPLY CORP.), ANY PREDECESSOR IN INTEREST OF AWI OR REORGANIZED AWI, OR ANY ENTITY THAT OWNS OR AT ANY TIME HAS OWNED A FINANCIAL INTEREST IN AWI OR REORGANIZED AWI, ANY PAST OR PRESENT AFFILIATE OF AWI OR REORGANIZED AWI (OTHER THAN ACANDS, INC. F/K/A ARMSTRONG CONTRACTING AND SUPPLY CORP.), OR ANY PREDECESSOR IN INTEREST OF AWI OR REORGANIZED AWI;

                1.99 Plan: This plan of reorganization, either in its present form or as it may be amended, supplemented, or otherwise modified from time to time, and the exhibits and schedules to the foregoing, as the same may be in effect at the time such reference becomes operative.

                1.100 Plan Note Amount: An amount equal to the greater of (x) $1.125 billion less the amount of Available Cash and (y) $775 million.

                1.101 Plan Note Indenture: An indenture, substantially in the form of Exhibit 1.101 to the Plan, by and between AWI, as the issuer, and a trustee selected by AWI prior to the date of the commencement of the hearing on confirmation of the Plan, pursuant to which the Plan Notes will be issued, which will be qualified under the Trust Indenture Act of 1939, as amended.

                1.102 Plan Notes: Unsecured notes issued pursuant to the Plan
Note Indenture (a) in an aggregate principal amount equal to the Plan Note Amount less the 144A Offering Proceeds, (b) bearing a fixed or floating interest rate based upon U.S. Treasury Notes or three-month U.S dollar LIBOR, respectively, with like maturities plus a spread determined to be the average corporate spread over such Treasury Notes or LIBOR for outstanding issues of comparable maturity and comparably rated U.S. industrial companies over the 30-day period ending on the last day of the month immediately preceding the Effective Date, (c) with a maturity, as selected by AWI, of not less than five years, but not more than ten years and no principal payments required to be paid prior to the maturity date, (d) callable at par at the option of Reorganized AWI, in whole or in part, at any time during the first six months following the Effective Date, and (e) having such other terms, covenants, and conditions substantially similar to those contained in indentures for issues of comparable maturity of comparably rated U.S. industrial companies and, with respect to any floating rate tranche, structured in a manner similar to, and as liquid as, marketable bank debt.

                1.103 Priority Claim: Any Claim to the extent such claim is entitled to priority in right of payment under section 507(a) of the Bankruptcy Code, other than an Administrative Expense, DIP Credit Facility Claim, or Priority Tax Claim.

                1.104 Priority Tax Claim: A Claim against AWI that is of a kind specified in section 507(a)(8) of the Bankruptcy Code.

                1.105 Pro Rata Share: Means the ratio (expressed as a percentage) of the amount of an Allowed Claim in a Class to the aggregate amount of all Allowed Claims plus the Disputed Claim Amount of all Disputed Claims in the same Class.

                1.106 Qualified Appraisal: A "qualified appraisal" within the meaning of Treasury Regulations section 1.468B-3(b)(3).

                1.107 Record Date: The first Business Day that is five (5) days from and after the Confirmation Date.

                1.108 Reorganized AWI: AWI, as reorganized as of the Effective Date in accordance with this Plan, or any successors in interest thereto, from and after the Effective Date.

                1.109 Reorganization Consideration: Collectively, the Available Cash, the Plan Notes and/or the 144A Offering Proceeds, the New Common Stock, and the New Warrants.

                1.110 Retention Period: Five (5) years from and after the Effective Date, or such shorter period as the Bankruptcy Court may set.

                1.111 Schedules: The schedules of assets and liabilities and the statements of financial affairs filed by AWI with the Bankruptcy Court, as required by section 521 of the Bankruptcy Code and the Official Bankruptcy Forms of the Bankruptcy Rules, as such schedules and statements have been and may be amended by AWI from time to time in accordance with Bankruptcy Rule 1009.

                1.112 SEC: The United States Securities and Exchange Commission.

                1.113 Secured Claim: Any Claim against AWI to the extent of the value of any interest in property of the estate of AWI securing such Claim, except for the DIP Credit Facility Claim and the COLI Claims.

                1.114 Stockholder and Registration Rights Agreement: The Stockholder and Registration Rights Agreement to be entered into by Reorganized AWI and the Asbestos PI Trustees on behalf of the Asbestos PI Trust, pursuant to section 7.7 hereof, in substantially the same form of Exhibit 1.114 to the Plan.

                1.115 Subsidiary Debt Guarantee Claim: Any Claim against AWI arising from the guaranty by AWI of an obligation of one or more Entities that are subsidiaries of AWI as of the date immediately preceding the Effective Date so long as such obligation has not been accelerated or declared in default prior to the Effective Date (and such acceleration has not been rescinded or such default waived), other than any Claim relating to any obligations of Nitram Liquidators, Inc. or Desseaux Corporation of North America and other than any Claim relating to obligations arising from the sale or disposition of the business, operations, or assets of any Entity.

                1.116 Treasury Regulations: Regulations (including temporary and proposed) promulgated under the Internal Revenue Code by the United States Treasury Department, as amended from time to time.

                1.117 Unliquidated Claim: Any Claim (other than an Asbestos Personal Injury Claim), the amount of liability for which has not been fixed, whether pursuant to agreement, applicable law, or otherwise, as of the date on which such Claim is sought to be estimated.

                1.118 Unsecured Claim: Any Claim other an Administrative Expense, Subsidiary Debt Guarantee Claim, a COLI Claim, a Priority Tax Claim, a Priority Claim, an Asbestos Personal Injury Claim, an Asbestos Property Damage Claim, an Environmental Claim (except to the extent provided in section 3.2(h)(ii) of the Plan), an Affiliate Claim, an Employee Benefit Claim, or a Secured Claim. Unsecured Claims include Debt Security Claims administered by the Indenture Trustees.

                1.119 Unsecured Creditors' Committee: The Official Unsecured Creditors' Committee, consisting of Entities appointed as members in the Chapter 11 Case by the United States Trustee for the District of Delaware in accordance with section 1102(a) of the Bankruptcy Code and their duly appointed successors, if any, as the same may be reconstituted from time to time.

                1.120 Voting Deadline: The date set by the Bankruptcy Court by which all completed ballots must be received.

                1.121 Voting Procedures Order: An order of the Bankruptcy Court approving procedures relating to the solicitation and tabulation of votes with respect to the Plan.

                B. OTHER TERMS. Wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in the masculine, feminine, or neuter gender shall include the masculine, the feminine, and the neuter. The words "herein," "hereof," "hereto," "hereunder," and others of similar import refer to the Plan as a whole and not to any particular section, subsection, or clause contained in the Plan. An initially capitalized term used herein that is not defined herein shall have the meaning ascribed to such term, if any, in the Bankruptcy Code, unless the context shall otherwise require.

                C. EXHIBITS. All Exhibits to the Plan shall be contained in a separate Exhibit Volume, which shall be filed with the Clerk of the Bankruptcy Court not later than the earlier of (i) thirty (30) days prior to the commencement of the hearing on confirmation of the Plan and (ii) fifteen (15) days prior to the deadline for filing objections to confirmation of the Plan. Such Exhibits may be inspected in the office of the Clerk of the Bankruptcy Court during normal hours of operation of the Bankruptcy Court. Such Exhibits shall also be available for download from the following website: www.armstrongplan.com. Holders of Claims or shareholders of Holdings may also obtain a copy of such Exhibit Volume, once filed, from AWI by a written request sent to the following address:

                        Armstrong World Industries, Inc.
                              Post Office Box 3666
                       Lancaster, Pennsylvania 17604-3666

                                   ARTICLE II

                PROVISIONS FOR PAYMENT OF ADMINISTRATIVE EXPENSES
                             AND PRIORITY TAX CLAIMS

                2.1 Payment of Allowed Administrative Expenses. The Allowed Amount of each Administrative Expense that is Allowed as of the Effective Date shall be paid in full, in cash, on the Effective Date; provided, however, that Administrative Expenses of the type specified in section 1.11(c)(i) of the Plan shall be assumed and paid by Reorganized AWI in accordance with the terms and conditions of the particular transactions and any agreements relating thereto. Each Administrative Expense of the type specified in section 1.11(c)(ii) or 1.11(c)(iii) of the Plan shall be paid the Allowed Amount of such Administrative Expense in full, in cash, as soon as practicable after such Administrative Expense is Allowed.

                2.2 Compensation and Reimbursement Claims. The Bankruptcy Court shall fix in the Confirmation Order a date for the filing of, and a date to hear and determine, all applications for final allowances of compensation or reimbursement of expenses under section 330 of the Bankruptcy Code or applications for allowance of Administrative Expenses arising under section 503(b)(2), 503(b)(3), 503(b)(4), 503(b)(5), or 503(b)(6) of the Bankruptcy Code.
The Allowed Amount of all Administrative Expenses arising under section 330, 331, 503(b)(2), 503(b)(3), 503(b)(4), 503(b)(5), or 503(b)(6) of the Bankruptcy
Code shall be paid in full, in cash, (a) upon the later of (i) the Effective Date and (ii) the date upon which any such Administrative Expense becomes Allowed or (b) at such later date or upon such other terms as may be mutually agreed upon between each such Administrative Expense Creditor and Reorganized AWI.

                2.3 DIP Credit Facility Claim. On the Effective Date, the DIP Credit Facility Claim shall be paid in full, in cash. Unless otherwise agreed by the DIP Lenders, to the extent that any letters of credit issued pursuant to the DIP Credit Facility remain outstanding on the Effective Date, AWI will pay to the Agent Bank, for the ratable benefit of the DIP Lenders, cash in an amount equal to the face amount of such letters of credit, which shall be held by the Agent Bank for the repayment of all amounts due in respect of such letters of credit.

                2.4 Priority Tax Claims. Each holder of an Allowed Priority Tax Claim shall be paid the Allowed Amount of its Allowed Priority Tax Claim either
(a) in full, in cash, on the latest of (i) the Effective Date, (ii) the date such Allowed Priority Tax Claim becomes Allowed, and (iii) the date such Allowed Priority Tax Claim is payable under applicable non-bankruptcy law or (b) upon such other terms as may be mutually agreed upon between each holder of a Priority Tax Claim and Reorganized AWI.

                                  ARTICLE III

           CLASSIFICATION AND TREATMENT OF CLAIMS AND EQUITY INTERESTS

                3.1 Summary. Claims and Equity Interests are classified for all purposes, including, without express or implied limitation, voting, confirmation, and distribution pursuant to the Plan, as follows:

---------------------------- ----------------------------------------------------------- ----------------- -------------------
                                                                                                           ENTITLED
CLASS                        TREATMENT                                                   STATUS            TO VOTE?
---------------------------- ----------------------------------------------------------- ----------------- -------------------
CLASS 1: Priority Claims     Paid in full, in cash, on the later of the Effective Date   Unimpaired        No
                             or soon as practicable after such Priority Claim becomes
                             Allowed.
---------------------------- ----------------------------------------------------------- ----------------- -------------------
CLASS 2:  Secured Claims     Reinstated - Any defaults  related to Secured  Claims will  Unimpaired        No
                             be cured.
---------------------------- ----------------------------------------------------------- ----------------- -------------------
CLASS 3:  Convenience        Payment of 75% of Allowed Amount of Convenience  Claim, in  Impaired          Yes
Claims                       cash,  on  later  of the  Effective  Date  or as  soon  as practicable after such Convenience Claim becomes Allowed.
---------------------------- ----------------------------------------------------------- ----------------- -------------------





                                       19

---------------------------- ----------------------------------------------------------- ----------------- -------------------
                                                                                                           ENTITLED
CLASS                        TREATMENT                                                   STATUS            TO VOTE?
---------------------------- ----------------------------------------------------------- ----------------- -------------------
CLASS 4:  Asbestos           All Asbestos  Property  Damage Claims will be channeled to  Impaired           Yes
Property Damage Claims       the  Asbestos PD Trust,  which will be funded  exclusively with the Asbestos PD Trust Funding Obligation;
                             provided, however, if fewer than 25 Disputed
                             Asbestos Property Damage Claims remain outstanding
                             as of the Effective Date, AWI may elect, in its
                             sole discretion, not to channel Asbestos Property
                             Damage Claims to the Asbestos PD Trust, but to
                             litigate the merits of each Disputed Asbestos
                             Property Damage Claim before the Bankruptcy Court
                             and pay the Allowed Amount of each such Asbestos
                             Property Damage Claim in full, in cash, from the
                             proceeds of insurance.
---------------------------- ----------------------------------------------------------- ----------------- -------------------
CLASS 5:COLI Claims          Reinstated - Any defaults related to                        Unimpaired        No
                             the COLI Claims will be cured.
---------------------------- ----------------------------------------------------------- ----------------- -------------------
ClASS 6: Unsecured Claims     Each holder of an Allowed Unsecured Claim will              Impaired         Yes
other than Convience          receive other than Convenience its Pro Rata Share
Claims                        of (i) 34.43% of the New Common Stock, Claims (ii)
                              34.43% of the first $1.05 billion of (x) up to
                              $300 million of Available Cash and (y) the
                              principal amount of Plan Notes and/or 144A
                              Offering Proceeds, (iii) 60% of the next $50
                              million of the remaining Available Cash, (iv) 60%
                              of the remaining amount of Plan Notes and/or 144A
                              Offering Proceeds to the extent that Available
                              Cash in (iii) is less than $50 million, and (v)
                              34.43% of the remaining Available Cash and Plan
                              Notes and/or 144A Offering Proceeds.

---------------------------- ----------------------------------------------------------- ----------------- -------------------
CLASS 7:  Asbestos           All Asbestos  Personal  Injury Claims will be channeled to  Impaired          Yes
Personal Injury Claims       the  Asbestos PI Trust,  which will be funded  pursuant to section 10.1 of the Plan.
---------------------------- ----------------------------------------------------------- ----------------- -------------------
CLASS 8:  Environmental      Each  Environmental  Claim  will be  treated as an Allowed  Impaired          Yes
Claims                       Unsecured  Claim to the extent it becomes Allowed prior to any  Distribution  Date.  Other  treatment  determined  as applicable under the relevant settlement agreement.
---------------------------- ----------------------------------------------------------- ----------------- -------------------
CLASS 9:  Affiliate Claims   Reinstated                                                  Unimpaired        No
---------------------------- ----------------------------------------------------------- ----------------- -------------------





                                       20

---------------------------- ----------------------------------------------------------- ----------------- -------------------
                                                                                                           ENTITLED
CLASS                        TREATMENT                                                   STATUS            TO VOTE?
---------------------------- ----------------------------------------------------------- ----------------- -------------------
CLASS 10:  Subsidiary Debt   Reinstated                                                  Unimpaired        No
Guarantee Claims
---------------------------- ----------------------------------------------------------- ----------------- -------------------
CLASS 11:  Employee          Reinstated                                                  Unimpaired        No
Benefit Claims
---------------------------- ----------------------------------------------------------- ----------------- -------------------
CLASS 12:  Equity Interests  If the  Holdings  Plan of  Liquidation  is approved by the  Impaired          Yes.
                             board of directors and requisite  shareholders of Holdings prior to the first  anniversary of the Effective Date, the holder of the Equity  Interests  in AWI will  receive  the
                             New  Warrants  (which will be  distributed  in  accordance with the Holdings Plan of  Liquidation).  If such approval is not  obtained  prior to the  first  anniversary  of the
                             Effective Date, the holder of the Equity  Interests in AWI will not receive  any  distribution,  and no New  Warrants will be issued..
---------------------------- ----------------------------------------------------------- ----------------- -------------------


                3.2 Classification and Treatment.

                (a) CLASS 1. PRIORITY CLAIMS.

                    (i) Classification: Class 1 consists of all Allowed Priority
               Claims.

                    (ii) Treatment: Each holder of an Allowed Priority Claim
               shall be paid the Allowed Amount of its Allowed Priority Claim, in full, in cash, on the later of the Effective Date and as soon as practicable after the date such Priority Claim becomes Allowed.

                    (iii) Status: Class 1 is not impaired. The holders of the
               Claims in Class 1 are deemed to accept the Plan and, accordingly, are not entitled to vote to accept or reject the Plan.

                (b) CLASS 2. SECURED CLAIMS.

                    (i) Classification: Class 2 consists of all Allowed Secured
               Claims. Although placed in one class for purposes of convenience, each Allowed Secured Claim shall be treated as though in a separate class for all purposes under the Plan.

                    (ii) Treatment: At the option of AWI and in accordance with section 1124 of the Bankruptcy Code, each Allowed Secured Claim shall be treated in one of the following ways:

                         1. The legal, equitable and contractual rights to which
                    such Allowed Secured Claim entitles the holder of such Claim shall be unaltered.

                                       or

                         2. Notwithstanding any contractual provision or
                    applicable law that entitles the holder of an Allowed Secured Claim to demand or receive payment of such Claim prior to the stated maturity of such Claim from and after the occurrence of a default under the agreements governing or instruments evidencing such Claim, such Claim shall be reinstated, and AWI shall (i) cure all defaults that occurred before or from and after the Commencement Date (other than defaults of a kind specified in section 365(b)(2) of the Bankruptcy Code), (ii) reinstate the maturity of such Claim as such maturity existed prior to the occurrence of such default, (iii) compensate the holder of such Claim for any damages incurred as a consequence of any reasonable reliance by such holder on such contractual provision or such applicable law, and (iv) not otherwise alter the legal, equitable, or contractual rights to which the holder of such Claim is entitled.

                    (iii) Status: Class 2 is not impaired. The holders of the
               Claims in Class 2 are deemed to accept the Plan and, accordingly, are not entitled to vote to accept or reject the Plan.

                (c) CLASS 3. CONVENIENCE CLAIMS.

                    (i) Classification: Class 3 consists of all Allowed
               Convenience Claims.

                    (ii) Treatment: Each holder of an Allowed Convenience Claim shall be paid 75% of the Allowed Amount of its Allowed Convenience Claim, in cash, on the later of the Effective Date and as soon as practicable after such Convenience Claim becomes Allowed.

                    (iii) Election: Any holder of an Unsecured Claim in an
               amount equal to or less than Ten Thousand and 00/100 Dollars ($10,000.00) and which otherwise constitutes a Convenience Claim automatically shall be treated as a Convenience Claim. Any holder of any other Unsecured Claim that desires treatment of such Claim as a Convenience Claim shall make such election on the Ballot to be provided to holders of Unsecured Claims in Class 6 and return such Ballot to the address specified therein on or before the Voting Deadline. Any election made after the Voting Deadline shall not be binding on AWI unless the Voting Deadline is expressly waived in writing by AWI with respect to any such Claim.

                    (iv) Status: Class 3 is impaired. To the extent and in the manner provided in the Voting Procedures Order, the holders of the Claims in Class 3 are entitled to vote to accept or reject the Plan.

                (d) CLASS 4. ASBESTOS PROPERTY DAMAGE CLAIMS.

                    (i) Classification: Class 4 consists of all Allowed Asbestos
               Property Damage Claims.

                    (ii) Treatment: (x) Except as provided in section
               3.2(d)(ii)(y) of the Plan, all Allowed Asbestos Property Damage Claims shall be determined and paid pursuant to the terms, provisions, and procedures of the Asbestos PD Trust and the Asbestos PD Trust Agreement and the Asbestos PD Claims Resolution Procedures. The Asbestos PD Trust will be funded in accordance with the provisions of sections 11.2 and 11.3 of the Plan. The sole recourse of the holder of an Allowed Asbestos Property Damage Claim shall be the Asbestos PD Trust, and such holder shall have no right whatsoever at any time to assert its Asbestos Property Damage Claim against Reorganized AWI. Without limiting the foregoing, on the Effective Date, all entities shall be permanently and forever stayed, restrained, and enjoined from taking any of the following actions for the purpose of, directly or indirectly, collecting, recovering, or receiving payment of, on, or with respect to any Asbestos Property Damage Claims (other than actions brought to enforce any right or obligation under the Plan, any Exhibits to the Plan, or any other agreement or instrument between AWI or Reorganized AWI and the Asbestos PD Trust, which actions shall be in conformity and compliance with the provisions hereof):

                         1. commencing, conducting, or continuing in any manner,
                    directly or indirectly, any suit, action, or other proceeding (including, without express or implied limitation, a judicial, arbitral, administrative, or other proceeding) in any forum against or affecting Reorganized AWI, any property or interests in property of Reorganized AWI, the Asbestos PI Trust, or any property or interests in property of the Asbestos PI Trust;

                         2. enforcing, levying, attaching (including, without
                    express or implied limitation, any prejudgment attachment), collecting, or otherwise recovering by any means or in any manner, whether directly or indirectly, any judgment, award, decree, or other order against Reorganized AWI, any property or interests in property of Reorganized AWI, the Asbestos PI Trust, or any property or interests in property of the Asbestos PI Trust;

                         3. creating, perfecting, or otherwise enforcing in any
                    manner, directly or indirectly, any Encumbrance against Reorganized AWI, any property or interests in property of Reorganized AWI, the Asbestos PI Trust, or any property or interests in property of the Asbestos PI Trust;

                         4. setting off, seeking reimbursement of, contribution
                    from, or subrogation against, or otherwise recouping in any manner, directly or indirectly, any amount against any liability owed to Reorganized AWI, any property or interests in property of Reorganized AWI, the Asbestos PI Trust, or any property or interests in property of the Asbestos PI Trust; and

                         5. proceeding in any manner in any place with regard to
                    any matter that is subject to resolution pursuant to the Asbestos PD Trust Agreement, except in conformity and compliance therewith.

          (y) Notwithstanding section 3.2(d)(ii)(x) of the Plan, if, at the time of the Effective Date, fewer than twenty-five (25) Asbestos Property Damage Claims remain as Disputed Claims, AWI may elect, in its sole discretion, not to create an Asbestos PD Trust. In such case, AWI will continue to litigate objections to Asbestos Property Damage Claims in the Bankruptcy Court, and each holder of an Allowed Asbestos Property Damage Claim shall be paid the Allowed Amount of such Asbestos Property Damage Claim, in full, in cash, with such payment to be funded exclusively from the proceeds of insurance available with respect to Asbestos Property Damage Claims.

               (iii) Selection of Trustees for the Asbestos PD Trust: If Class 4 votes to accept the Plan and the Asbestos PD Trust is created pursuant to section 3.2(d)(ii)(x) of the Plan, the Asbestos PD Trustees shall be selected by the Asbestos PD Committee. If Class 4 votes to reject the Plan and the Asbestos PD Trust is created pursuant to section 3.2(d)(ii)(x) of the Plan, AWI will select the Asbestos PD Trustees, by notice filed with the Bankruptcy Court on or before ten (10) days prior to the date of the commencement of the hearing on confirmation of the Plan.

               (iv) Claims Resolution Procedures: If the Asbestos PD Trust is created pursuant to section 3.2(d)(ii)(x) of the Plan, the Asbestos PD Claims Resolution Procedures will govern and control in all respects the allowance and payment of Asbestos Property Damage Claims. Otherwise, the allowance of Asbestos Property Damage Claims shall be governed by applicable bankruptcy and non-bankruptcy law.

               (v) Status: Class 4 is impaired. To the extent and in the manner provided in the Voting Procedures Order, the holders of the Claims in Class 4 are entitled to vote to accept or reject the Plan.

                (e) CLASS 5. COLI CLAIMS.

               (i) Classification: Class 5 consists of all Allowed COLI Claims.

               (ii) Treatment: In accordance with section 1124 of the Bankruptcy Code, notwithstanding any contractual provision or applicable law that entitles the holder of an Allowed COLI Claim to demand or receive payment of such Claim prior to the stated maturity of such Claim from and after the occurrence of a default under the agreements governing or instruments evidencing such Claim, such Claim shall be reinstated, and AWI shall (i) cure all defaults that occurred before or from and after the Commencement Date (other than defaults of a kind specified in section 365(b)(2) of the Bankruptcy Code), (ii) reinstate the maturity of such Claim as such maturity existed prior to the occurrence of such default, (iii) compensate the holder of such Claim for any damages incurred as a consequence of any reasonable reliance by such holder on such contractual provision or such applicable law, and (iv) not otherwise alter the legal, equitable, or contractual rights to which the holder of such Claim is entitled.

               (iii) Status: Class 5 is not impaired. The holders of the Claims in Class 5 are deemed to accept the Plan and, accordingly, are not entitled to vote to accept or reject the Plan.

                (f) CLASS 6. UNSECURED CLAIMS OTHER THAN CONVENIENCE CLAIMS.

               (i) Classification: Class 6 consists of Unsecured Claims other than Convenience Claims.

               (ii) Treatment: Each holder of an Allowed Unsecured Claim in Class 6 will receive on each Distribution Date its Pro Rata Share of the following elements of Reorganization Consideration:

                    1. 34.43% of the New Common Stock,

                    2. 34.43% of the first $1.05 billion of (x) up to $300
               million of Available Cash and (y) the Plan Notes and/or 144A Offering Proceeds,

                    3. 60% of the first $50 million of the amount of Available
               Cash remaining after making provision for the Distribution provided in section 3.2(f)(ii)2 of the Plan and the funding of the Asbestos PI Trust in section 10.1(b)(ii) of the Plan,

                    4. 60% of the amount of Plan Notes and/or 144A Offering
               Proceeds equal to the difference (if positive) of $50 million less the amount of Available Cash remaining after making provision for the Distribution provided in section 3.2(f)(ii)2 of the Plan and the funding of the Asbestos PI Trust in section 10.1(b)(ii) of the Plan, and

                    5. 34.43% of the remaining Available Cash and Plan Notes
               and/or 144A Offering Proceeds after making provision for the Distribution provided in sections 3.2(f)(ii)2, 3.2(f)(ii)3, and 3.2(f)(ii)4 of the Plan and the funding of the Asbestos PI Trust in sections 10.1(b)(ii), 10.1(b)(iii) and 10.1(b)(iv) of the Plan.

               In any Distribution made to the holder of an Allowed Unsecured Claim, there shall be deducted from such Distribution the amount of each element of the Reorganization Consideration (computed as provided in this section 3.2(f)(ii)) previously distributed to such holder on account of such Allowed Unsecured Claim in any Distribution made prior thereto.

                    (iii) Interest: Interest shall neither accrue nor be payable from and after the Commencement Date with respect to Allowed Unsecured Claims.

                    (iv) Status: Class 6 is impaired. To the extent and in the manner provided in the Voting Procedures Order, the holders of the Claims in Class 6 are entitled to vote to accept or reject the Plan.

                (g) CLASS 7. ASBESTOS PERSONAL INJURY CLAIMS.

                    (i) Classification: Class 7 consists of all Asbestos
               Personal Injury Claims.

                    (ii) Treatment: All Asbestos Personal Injury Claims shall be determined and paid pursuant to the terms, provisions, and procedures of the Asbestos PI Trust, the Asbestos PI Trust Distribution Procedures, and the Asbestos PI Trust Agreement. The Asbestos PI Trust will be funded in accordance with the provisions of section 10.1 of the Plan. The sole recourse of the holder of an Asbestos Personal Injury Claim shall be the Asbestos PI Trust, and such holder shall have no right whatsoever at any time to assert its Asbestos Personal Injury Claim against any PI Protected Party. WITHOUT LIMITING THE FOREGOING, ON THE EFFECTIVE DATE, ALL ENTITIES SHALL BE PERMANENTLY AND FOREVER STAYED, RESTRAINED, AND ENJOINED FROM TAKING ANY OF THE FOLLOWING ACTIONS FOR THE PURPOSE OF, DIRECTLY OR INDIRECTLY, COLLECTING, RECOVERING, OR RECEIVING PAYMENT OF, ON, OR WITH RESPECT TO ANY ASBESTOS PERSONAL INJURY CLAIM (OTHER THAN ACTIONS BROUGHT TO ENFORCE ANY RIGHT OR OBLIGATION UNDER THE PLAN, ANY EXHIBITS TO THE PLAN, OR ANY OTHER AGREEMENT OR INSTRUMENT BETWEEN AWI OR REORGANIZED AWI AND THE ASBESTOS PI TRUST, WHICH ACTIONS SHALL BE IN CONFORMITY AND COMPLIANCE WITH THE PROVISIONS HEREOF):

                         1. COMMENCING, CONDUCTING, OR CONTINUING IN ANY MANNER,
                    DIRECTLY OR INDIRECTLY, ANY SUIT, ACTION, OR OTHER PROCEEDING (INCLUDING, WITHOUT EXPRESS OR IMPLIED LIMITATION, A JUDICIAL, ARBITRAL, ADMINISTRATIVE, OR OTHER PROCEEDING) IN ANY FORUM AGAINST OR AFFECTING ANY PI PROTECTED PARTY OR ANY PROPERTY OR INTERESTS IN PROPERTY OF ANY PI PROTECTED PARTY;

                         2. ENFORCING, LEVYING, ATTACHING (INCLUDING, WITHOUT
                    EXPRESS OR IMPLIED LIMITATION, ANY PREJUDGMENT ATTACHMENT), COLLECTING, OR OTHERWISE RECOVERING BY ANY MEANS OR IN ANY MANNER, WHETHER DIRECTLY OR INDIRECTLY, ANY JUDGMENT, AWARD, DECREE, OR OTHER ORDER AGAINST ANY PI PROTECTED PARTY OR ANY PROPERTY OR INTERESTS IN PROPERTY OF ANY PI PROTECTED PARTY;

                         3. CREATING, PERFECTING, OR OTHERWISE ENFORCING IN ANY
                    MANNER, DIRECTLY OR INDIRECTLY, ANY ENCUMBRANCE AGAINST ANY PI PROTECTED PARTY OR ANY PROPERTY OR INTERESTS IN PROPERTY OF ANY PI PROTECTED PARTY;

                         4. SETTING OFF, SEEKING REIMBURSEMENT OF, CONTRIBUTION
                    FROM, OR SUBROGATION AGAINST, OR OTHERWISE RECOUPING IN ANY MANNER, DIRECTLY OR INDIRECTLY, ANY AMOUNT AGAINST ANY LIABILITY OWED TO ANY PI PROTECTED PARTY OR ANY PROPERTY OR INTERESTS IN PROPERTY OF ANY PI PROTECTED PARTY; AND

                         5. PROCEEDING IN ANY MANNER IN ANY PLACE WITH REGARD TO
                    ANY MATTER THAT IS SUBJECT TO RESOLUTION PURSUANT TO THE ASBESTOS PI TRUST AGREEMENT, EXCEPT IN CONFORMITY AND COMPLIANCE THEREWITH.

               Nothing contained herein shall constitute or be deemed a waiver of any claim, right, or cause of action that AWI, Reorganized AWI, or the Asbestos PI Trust may have against any Entity in connection with or arising out of an Asbestos Personal Injury Claim, and the injunction shall not apply to the assertion of any such claim, right, or cause of action by AWI, Reorganized AWI, or the Asbestos PI Trust.

               (iii) Status: Class 7 is impaired. To the extent and in the manner provided in the Voting Procedures Order, the holders of the Claims in Class 7 are entitled to vote to accept or reject the Plan.

                (h) CLASS 8. ENVIRONMENTAL CLAIMS.

               (i) Classification: Class 8 consists of all Environmental Claims.

               (ii) Treatment: Each holder of an Environmental Claim shall be entitled to treatment of its Environmental Claim and receive such consideration as is provided in the settlement agreement applicable to such Environmental Claim. Without limiting the provisions of such settlement agreement, to the extent any portion of an Environmental Claim becomes Allowed prior to any Distribution Date, such Environmental Claim shall be deemed to constitute, and will be treated as, an Allowed Unsecured Claim under Class 6 of the Plan. The sole recourse of the holders of Environmental Claims shall be in accordance with the rights of such holders set forth in such settlement agreement. Nothing contained herein or in any settlement agreement relating to an Environmental Claim shall constitute or be deemed a waiver of any claim, right, or cause of action that AWI or Reorganized AWI may have against any Entity that is not a party to such settlement agreement.

               (iii) Status: Class 8 is impaired. To the extent and in the manner provided in the Voting Procedures Order, the holders of the Claims in Class 8 are entitled to vote to accept or reject the Plan.

                (i) CLASS 9. AFFILIATE CLAIMS.

                    (i) Classification: Class 9 consists of Affiliate Claims.

                    (ii) Treatment: In accordance with section 1124 of the
               Bankruptcy Code, the legal, equitable, and contractual rights to which such Allowed Affiliate Claims entitle the holder of any such Claims shall be unaltered.

                    (iii) Status. Class 9 is unimpaired. The holders of the
               Claims in Class 9 are deemed to accept the Plan and, accordingly, are not entitled to vote to accept or reject the Plan.

                (j) CLASS 10. SUBSIDIARY DEBT GUARANTEE CLAIMS.

                    (i) Classification: Class 10 consists of all Subsidiary Debt
               Guarantee Claims.

                    (ii) Treatment: In accordance with section 1124 of the
               Bankruptcy Code, each Subsidiary Debt Guarantee Claim shall be reinstated.

                    (iii) Status: Class 10 is not impaired. The holders of
               Claims in Class 10 are deemed to accept the Plan and, accordingly, are not entitled to vote to accept or reject the Plan.

                (k) CLASS 11. EMPLOYEE BENEFIT CLAIMS.

                    (i) Classification: Class 11 consists of all Employee
               Benefit Claims.

                    (ii) Treatment: In accordance with section 1124 of the
               Bankruptcy Code, each Employee Benefit Claim shall be reinstated.

                    (iii) Status: Class 11 is not impaired. The holders of
               Claims in Class 11 are deemed to accept the Plan and, accordingly, are not entitled to vote to accept or reject the Plan.

                (l) CLASS 12. EQUITY INTERESTS.

                    (i) Classification: Class 12 consists of Equity Interests.

                    (ii) Treatment: If the Holdings Plan of Liquidation receives the requisite approvals of the Board of Directors and shareholders of Holdings prior to the first anniversary of the Effective Date, Reorganized AWI shall issue the New Warrants in respect of the Equity Interests in AWI as provided in section
               7.25 hereof; provided, however, that, if Class 6 votes to reject the Plan, no distribution shall be made under the Plan from AWI's estate in respect of the Equity Interests in AWI but, in such event (and assuming the required approvals of the Board of Directors and shareholders of Holdings of the Holdings Plan of Liquidation have been received by the first anniversary of the Effective Date), Reorganized AWI shall issue the New Warrants as provided in section 7.25 hereof in respect of the Asbestos Personal Injury Claims and in accordance with section 10.1(b) hereof. If the Holdings Plan of Liquidation does not receive the requisite approvals of the Board of Directors and shareholders of Holdings by the first anniversary of the Effective Date, no distribution shall be made under the Plan in respect of the Equity Interests in AWI, and no New Warrants shall be issued. On the Effective Date, the certificates that previously evidenced ownership of Existing AWI Common Stock shall be cancelled and shall be null and void, the holder(s) thereof shall no longer have any rights in respect of the Equity Interests in AWI, and such certificates shall not evidence any rights under the Plan.

                    (iii) Status: Class 12 is impaired. To the extent and in the manner provided in the Voting Procedures Order, the holder of the Equity Interests in Class 12 is entitled to vote to accept or reject the Plan; provided, however, if Class 6 votes to reject the Plan, Class 12 shall be deemed to have rejected the Plan.

                3.3 In the event of a controversy as to whether any class of Claims or Equity Interests is impaired under the Plan, the Bankruptcy Court shall, after notice and a hearing, determine such controversy prior to the Confirmation Date.

                                   ARTICLE IV

               MODIFICATION, REVOCATION, OR WITHDRAWAL OF THE PLAN

                4.1 Modification of the Plan. AWI may only, with the written consent of the Future Claimants' Representative, the Asbestos PI Claimants' Committee, and, if Class 6 has not voted to reject the Plan at the time of the requested alteration, amendment, or modification, the Unsecured Creditors' Committee, alter, amend, or modify the Plan under section 1127(a) of the Bankruptcy Code at any time prior to the Confirmation Date so long as the Plan, as modified, meets the requirements of sections 1122 and 1123 of the Bankruptcy Code. After the Confirmation Date and prior to the Effective Date, AWI, with the written consent of the Future Claimants' Representative, the Asbestos PI Claimants' Committee, and, if Class 6 votes to accept the Plan, the Unsecured Creditors' Committee, may only alter, amend, or modify the Plan in accordance with section 1127(b) of the Bankruptcy Code.

                4.2 Revocation or Withdrawal.

                (a) Right to Revoke. The Plan may be revoked or withdrawn prior to the Confirmation Date by AWI, with the written consent of the Future Claimants' Representative, the Asbestos PI Claimants' Committee, and, if Class 6 has not voted to reject the Plan at the time of the requested revocation or withdrawal, the Unsecured Creditors' Committee, or, after the Confirmation Deadline, by AWI.

                (b) Effect of Withdrawal or Revocation. If the Plan is revoked or withdrawn prior to the Confirmation Date, then the Plan shall be deemed null and void. In such event, nothing contained herein shall be deemed to constitute a waiver or release of any claims or defenses or any admission or statement against interest by AWI, the Asbestos PI Claimants' Committee, the Future Claimants' Representative, the Unsecured Creditors' Committee, or any other Entity or to prejudice in any manner the rights of AWI, the Asbestos PI Claimants' Committee, the Future Claimants' Representative, the Unsecured Creditors' Committee, or any Entity in any further proceedings involving AWI.

                4.3 Amendment of Plan Documents. From and after the Effective Date, the authority to amend, modify, or supplement the Exhibits to the Plan and any documents attached to such Exhibits shall be as provided in such Exhibits and their respective attachments.

                                   ARTICLE V

                   PROVISIONS FOR TREATMENT OF DISPUTED CLAIMS

                5.1 Objections to Claims; Prosecution of Disputed Claims. Reorganized AWI shall object to the allowance of Claims filed with the Bankruptcy Court (other than Asbestos Personal Injury Claims and Asbestos Property Damage Claims) with respect to which Reorganized AWI disputes liability in whole or in part. Notwithstanding the foregoing, Reorganized AWI, at its option, may continue to prosecute objections to Asbestos Property Damage Claims if such objections are pending as of the Effective Date, and AWI elects, pursuant to section 3.2(d)(ii)(y) of the Plan, not to create the Asbestos PD

Trust. All objections that are filed and prosecuted by Reorganized AWI as provided herein shall be litigated to Final Order by Reorganized AWI or compromised and settled in accordance with the Claims Settlement Guidelines. Unless otherwise provided herein or ordered by the Bankruptcy Court, all objections by Reorganized AWI to Claims shall be served and filed no later than ninety (90) days after the Effective Date.

                5.2 Claims Settlement Guidelines. The Confirmation Order shall approve the amendment to the Claims Settlement Guidelines, as set forth in
Exhibit 1.45 to the Plan.

                5.3 Distributions on Account of Disputed Claims. Notwithstanding
section 3.2 hereof, a Distribution shall only be made by Reorganized AWI to the holder of a Disputed Claim when, and to the extent that, such Disputed Claim becomes Allowed. No interest shall be paid on account of Disputed Claims that later become Allowed except to the extent that payment of interest is required under section 506(b) of the Bankruptcy Code. No Distribution shall be made with respect to all or any portion of any Disputed Claim pending the entire resolution thereof in the manner prescribed by section 5.1 hereof.

                5.4 Disputed Unsecured Claims Reserve. On the Initial Distribution Date, if the Plan Notes are issued, Reorganized AWI will establish the Disputed Unsecured Claims Reserve, pursuant to which Plan Notes not distributed on the Initial Distribution Date or on any subsequent Distribution will be issued but held in trust by the Disbursing Agent pending the resolution of Disputed Claims. In accordance with and subject to the provisions of sections 3.2(f)(ii), 5.3, and 7.9 of the Plan, any Distribution of Plan Notes with respect to a Disputed Claim that becomes Allowed shall include interest and other accretions with respect to such Plan Notes, net of the portion of expenses (including, without limitation, taxes payable by the Disputed Unsecured Claims Reserve) attributable to such Plan Notes.

                5.5 Tax Treatment of Disputed Unsecured Claims Reserve.

                (a) Subject to definitive guidance from the IRS or a court of competent jurisdiction to the contrary (including the receipt by the Disbursing Agent of a private letter ruling if the Disbursing Agent so requests one, or the receipt of an adverse determination by the IRS upon audit if not contested by the Disbursing Agent), the Disbursing Agent shall (i) treat the Disputed Unsecured Claims Reserve established to hold Plan Notes and any earnings with respect thereto as a discrete trust for federal income tax purposes, consisting of separate and independent shares to be established in respect of each Disputed Claim in Class 6, in accordance with the trust provisions of the Tax Code (sections 641 et seq.), and (ii) to the extent permitted by applicable law, report consistently with the foregoing for state and local income tax purposes. All parties (including Reorganized AWI and all holders of Claims in Class 6) shall report, for tax purposes, consistently with such treatment.

                (b) The Disbursing Agent may request an expedited determination of taxes under section 505(b) of the Bankruptcy Code for all tax returns filed for, or on behalf of, the Disputed Unsecured Claims Reserve for all taxable periods through the termination of such reserve.

                                   ARTICLE VI

                       ACCEPTANCE OR REJECTION OF THE PLAN

                6.1 Impaired Classes to Vote. Each holder of a Claim in an impaired Class of Claims shall be entitled to vote to accept or reject the Plan to the extent and in the manner provided by the Voting Procedures Order.

                6.2 Acceptance by Class of Claims. Acceptance of the Plan by any impaired Class of Claims shall be determined in accordance with the Voting Procedures Order.

                6.3 Nonconsensual Confirmation. In the event that any impaired Class of Claims shall fail to accept the Plan in accordance with section 1129(a) of the Bankruptcy Code, AWI reserves the right to (a) request that the Bankruptcy Court confirm the Plan in accordance with section 1129(b) of the Bankruptcy Code with respect to such non-accepting Class, in which case the Plan shall constitute a motion for such relief, or (b) amend the Plan in accordance with section 4.1 hereof.

                                   ARTICLE VII

                           IMPLEMENTATION OF THE PLAN

                7.1 Creation of Asbestos PI Trust. Effective as of the later of
(i) the date the Asbestos PI Trustees have executed the Asbestos PI Trust Agreement and (ii) the Effective Date, the Asbestos PI Trust shall be created. The Asbestos PI Trust is intended to be a "qualified settlement fund" within the meaning of section 468B of the Internal Revenue Code. The purpose of the Asbestos PI Trust shall be to, among other things, (a) direct the processing, liquidation, and payment of all Asbestos Personal Injury Claims in accordance with the Plan, the Asbestos PI Trust Distribution Procedures, and the Confirmation Order and (b) preserve, hold, manage, and maximize the assets of the Asbestos PI Trust for use in paying and satisfying Asbestos Personal Injury Claims.

                7.2 Appointment of Asbestos PI Trustees. On the Confirmation Date, effective as of the Effective Date, the Bankruptcy Court shall appoint the individuals selected jointly by the Asbestos PI Claimants' Committee and the Future Claimants' Representative (as identified in Exhibit 7.2 to the Plan), which individuals shall be appointed after consultation with AWI, to serve as the Asbestos PI Trustees for the Asbestos PI Trust.

                7.3 Creation of Asbestos PD Trust. Subject to section 3.2(d)(ii)(y) of the Plan, effective as of the later of (i) the date the Asbestos PD Trustees have executed the Asbestos PD Trust Agreement and (ii) the Effective Date, the Asbestos PD Trust shall be created. The Asbestos PD Trust is intended to be a "qualified settlement fund" within the meaning of section 468B of the Internal Revenue Code. The purpose of the Asbestos PD Trust shall be to, among other things, (a) direct the processing, liquidation, and payment of all Asbestos Property Damage Claims in accordance with the Plan, the Asbestos PD Claims Resolution Procedures, and the Confirmation Order and (b) preserve, hold, manage, and maximize the assets of the Asbestos PD Trust for use in paying and satisfying Asbestos Property Damage Claims.

                7.4 144A Offering. AWI will use reasonable efforts to effect the 144A Offering on or as soon as practicable after the Effective Date such that the 144A Offering yields net proceeds in an amount at least equal to the Plan Note Amount, in which case the Plan Notes will not be issued under the Plan. AWI will not complete a 144A Offering that yields net proceeds less than the amount of the Plan Note Amount without the consent of the Asbestos PI Claimants' Committee, the Future Claimants' Representative, and, if Class 6 votes to accept the Plan, the Unsecured Creditors' Committee. If a 144A Offering is completed, but yields net proceeds less than the Plan Note Amount, then Reorganized AWI will issue Plan Notes in an aggregate amount equal to the Plan Note Amount less the net proceeds of the 144A Offering.

                7.5 Amendment of Articles of Incorporation. The Articles of Incorporation shall be amended and restated as of the Effective Date in substantially the form of the Amended and Restated Articles of Incorporation, inter alia, (a) to prohibit the issuance of nonvoting equity securities as required by section 1123(a)(6) of the Bankruptcy Code, subject to further amendment of such Amended and Restated Articles of Incorporation as permitted by applicable law, and (b) to authorize 215 million (215,000,000) shares of capital stock of which (i) 200 million (200,000,000) shares will be shares of common stock, and (ii) 15 million shares will be preferred stock of Reorganized AWI, with such rights, preferences and privileges as may be determined by the Board of Directors. Pursuant to the Plan, of the 200 million shares of common stock
(A) sixty to seventy million (60,000,000-70,000,000) shares shall be New Common Stock issued under the Plan, (B) an amount equal to 5% of the New Common Stock on a fully diluted basis determined as of the Effective Date shall be reserved for issuance upon exercise of the New Warrants, and (C) a portion shall be reserved for issuance under the New Long-Term Incentive Plan, and (D) the remainder shall be reserved for future issuance.

                7.6 Amendment of By-Laws. The By-Laws of AWI shall be amended and restated as of the Effective Date in substantially the form of the Amended and Restated By-Laws.

                7.7 Stockholder and Registration Rights Agreement: On the Effective Date, AWI and the Asbestos PI Trust shall enter into the Stockholder and Registration Rights Agreement, which will provide, among other things, for the registration by Reorganized AWI of shares of New Common Stock and Plan Notes owned by the Asbestos PI Trust for public sale in certain circumstances, will provide for rights of others to participate in certain sales of New Common Stock and Plan Notes by the Asbestos PI Trust, and will establish certain requirements for amendment of provisions of the Amended and Restated Articles of Incorporation and the Amended and Restated Bylaws.

                7.8 Distributions under the Plan. Whenever any Distribution to be made under this Plan shall be due on a day other than a Business Day, such Distribution shall instead be made, without interest, on the immediately succeeding Business Day, but shall be deemed to have been made on the date due.

                7.9 Timing of Distributions under the Plan. Any Distribution to be made by AWI or Reorganized AWI pursuant to the Plan shall be deemed to have been timely made if made within ten (10) days after the time therefore specified in the Plan. No interest shall accrue or be paid with respect to any Distribution as a consequence of such Distribution not having been made on the Effective Date; provided, however, that any Plan Notes distributed from the Disputed Unsecured Claims Reserve after the Initial Distribution Date shall include accrued interest and any other accretions thereon (net of the portion of the expenses of the Disputed Unsecured Claims Reserve (including, without limitation, taxes) attributable to such Plan Notes) from and after the Initial Distribution Date in accordance with the terms of the Plan Note Indenture, and New Common Stock issued to holders of Allowed Claims in Classes 6 and 8 after the Effective Date shall include all dividends declared and paid and other distributions made in respect thereto after the Effective Date.

                (a) Distributions with Respect to Unsecured Claims and Environmental Claims. Distributions with respect to Classes 6 and 8 shall only be made on each Distribution Date; provided, however, that, if a Claim in any of Classes 6 or 8 becomes Allowed subsequent to the Initial Distribution Date, AWI may, in its sole discretion, make a Distribution with respect to such Claim prior to a Distribution Date. For purposes of treatment and Distribution under the Plan, except as provided with respect to treatment of Claims in the voting procedures approved by the Voting Procedures Order, all Unsecured Claims held by a Creditor shall be aggregated and treated as a single Claim. At the written request of AWI or the Disbursing Agent, any Creditor holding multiple Unsecured Claims shall provide to AWI or the Disbursing Agent, as the case may be, a single address to which any Distributions shall be sent. At the written request of any Creditor holding multiple Unsecured Claims made to the Disbursing Agent within thirty (30) days prior to a Distribution Date, such Creditor shall receive an itemized statement of the Unsecured Claims for which the Distribution is being made.

                (b) Distribution to the Asbestos PI Trust. The Distribution to the Asbestos PI Trust shall be made on the later of (a) the date the Asbestos PI Trustees have executed the Asbestos PI Trust Agreement and (b) the Effective Date; provided, however, that if AWI intends to complete the 144A Offering, then the Distribution of the 144A Offering Proceeds and/or Plan Notes to the Asbestos PI Trust shall occur as soon as practicable after the 144A Offering is completed or Reorganized AWI determines not to complete a 144A Offering, but in no event shall such Distribution occur after the Initial Distribution Date.

                (c) Distribution to the Asbestos PD Trust. If Class 4 votes to accept the Plan and the Asbestos PD Trust is created pursuant to section 3.2(d)(ii)(x) of the Plan, the Distribution of the Asbestos PD Trust Funding Obligation will be made on the later of (i) the date the Asbestos PD Trustees are selected for the Asbestos PD Trust and have executed the Asbestos PD Trust Agreement and (ii) the Effective Date. If Class 4 votes to reject the Plan and the Asbestos PD Trust is created pursuant to section 3.2(d)(ii)(x) of the Plan, the Distribution of the Asbestos PD Trust Funding Obligation will be made on the latest of (x) the date an order of the Bankruptcy Court estimating the aggregate value of all Asbestos Property Damage Claims becomes a Final Order, (y) the Effective Date, and (z) the date the Asbestos PD Trustees have executed the Asbestos PD Trust Agreement.

                7.10 Disbursing Agent. All distributions under the Plan shall be made by Reorganized AWI as Disbursing Agent or such other entity designated by Reorganized AWI as a Disbursing Agent. The Disbursing Agent shall not be required to give any bond or surety or other security for the performance of its duties unless otherwise ordered by the Bankruptcy Court, and, in the event that a Disbursing Agent is so otherwise ordered, all costs and expenses of procuring any such bond or surety shall be borne by Reorganized AWI. Distributions on account of Debt Security Claims shall be made to the Indenture Trustee under the applicable Indenture for subsequent distribution to the holders of the Debt Security Claims, and upon such Distribution to the Indenture Trustees, AWI and Reorganized AWI shall have no further obligations with respect thereto.

                7.11 Record Date. Except as and to the extent otherwise required by customary procedures of the DTC with respect to Debt Security Claims, as of the close of business on the Record Date, the various transfer and claims registers for each of the classes of Claims as maintained by AWI, its respective agents, or the Indenture Trustees shall be deemed closed, and there shall be no further changes in the record holders of any of the Claims. AWI and Reorganized AWI shall have no obligation to recognize any transfer of the Claims occurring after the close of business on the Record Date. AWI, Reorganized AWI, the

Disbursing Agent, and the Indenture Trustees shall be entitled to recognize and deal hereunder only with those record holders stated on the transfer ledgers as of the close of business on the Record Date, to the extent applicable.

                7.12 Distributions to Holders of Debt Security Claims Administered by the Indenture Trustees.

                (a) Distributions to holders of Debt Security Claims administered by the Indenture Trustees will be made on each Distribution Date by means of book-entry exchange through the facilities of the DTC in accordance with the customary practices of the DTC, as and to the extent practicable. In connection with such book-entry exchange, each Indenture Trustee will deliver instructions to the DTC directing the DTC to effect distributions on a pro rata basis of the elements of Reorganization Consideration as provided under the Plan with respect to the Debt Security Claims upon which such Indenture Trustee acts as trustee.

                (b) The Indenture Trustees providing services related to Distributions pursuant to the Plan will receive from Reorganized AWI reasonable compensation for such services and reimbursement of reasonable out-of-pocket expenses incurred in connection with such services in an amount pursuant to the procedures set forth in section 7.20 herein.

                7.13 Manner of Payment under the Plan. Unless the Entity receiving a payment agrees otherwise, any payment in cash to be made by AWI or Reorganized AWI shall be made, at the election of AWI or Reorganized AWI (as the case may be), by check drawn on a domestic bank or by wire transfer from a domestic bank.

                7.14 Hart-Scott-Rodino Compliance. Any shares of New Common Stock to be distributed under the Plan to any Entity required to file a Premerger Notification and Report Form under the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended, shall not be distributed until the notification and waiting periods applicable under such Act to such Entity shall have expired or been terminated.

                7.15 Fractional Shares or Other Distributions. Notwithstanding anything to the contrary contained herein, no fractional shares of New Common Stock shall be distributed, no Plan Notes will be issued in an amount less than $1,000, and no cash payments of fractions of cents will be made. Fractional cents shall be rounded to the nearest whole cent (with .5 cent or less to be rounded down). Fractional shares shall be rounded to the nearest whole share (with .5 share or less to be rounded down). Plan Notes in denominations of less than $1,000 shall be rounded to the nearest $1,000 increment (with Plan Notes in denominations of $500 or less to be rounded down). No cash will be paid in lieu of such fractional shares or Plan Notes in increments of less than $1,000.

                7.16 Occurrence of the Confirmation Date. The following shall constitute conditions to confirmation of the Plan:

                (a) The Bankruptcy Court makes the following findings, each of which shall be contained in the Confirmation Order:

                    (i) With respect to any Asbestos Personal Injury Claim that is Allowed by the Asbestos PI Trust in accordance with the Asbestos PI Trust Agreement and the Asbestos PI Trust Distribution Procedures, such allowance shall establish the amount of legal liability against the Asbestos PI Trust in the amount of the liquidated value of such Claim, as determined in accordance with the Asbestos PI Trust Distribution Procedures.

                    (ii) With respect to any Asbestos Property Damage Claim that is Allowed by the Asbestos PD Trust in accordance with the Asbestos PD Trust Agreement and the Asbestos PD Trust Claims Resolution Procedures or is Allowed by a Final Order of the Bankruptcy Court, such allowance shall establish the amount of legal liability against the Asbestos PD Trust in the allowed amount of such Claim, as determined in accordance with the Asbestos PD Claims Resolution Procedures or such Bankruptcy Court order, as the case may be.

                    (iii) The Asbestos PI Permanent Channeling Injunction is to
               be implemented in connection with the Plan and the Asbestos PI Trust.

                    (iv) The Plan and its Exhibits, including but not limited to the transfer of the Asbestos PI Insurance Asset to the Asbestos PI Trust, the Asbestos PI Trust Agreement, the Asbestos PI Trust Distribution Procedures, and Articles X and XI of the Plan, are a fair, equitable, and reasonable resolution of the liabilities of AWI for Asbestos Personal Injury Claims and Asbestos Property Damage Claims. The Plan and its Exhibits, and the negotiations that led up to them, do not violate any obligation of AWI or breach any applicable insurance policy, agreement or contract of AWI, including, without limitation, obligations or duties to cooperate under any insurance policies, contracts or agreements, any management of claims provisions in any applicable insurance policies or agreements or contracts pertaining thereto, or any consent-to-assignment provisions of any applicable insurance policies, contracts or agreements, or any consent-to-settlement provisions of any applicable insurance policies, agreement or contract of AWI, and AWI's discharge and release of Claims as provided herein shall neither diminish nor impair the enforceability of any such insurance policies, contracts or agreements.

                    (v) AWI does not need the consent of its insurers to
               transfer the Asbestos PI Insurance Asset to the Asbestos PI Trust. In the alternative, AWI's insurers have an obligation not to withhold consent to such transfer unreasonably, and the refusal to consent to such transfer under the circumstances would be unreasonable.

                    (vi) If Class 4 does not accept the Plan, AWI does not need the consent of its insurers to transfer the Asbestos PD Insurance Asset to the Asbestos PD Trust. In the alternative, AWI's insurers have an obligation not to withhold consent to such transfer unreasonably, and the refusal to consent to the transfer under the circumstances would be unreasonable.

                    (vii) The Plan and its Exhibits, including but not limited to the transfer of the Asbestos PI Insurance Asset to the Asbestos PI Trust, the Asbestos PI Trust Agreement, the Asbestos PI Trust Distribution Procedures, and Articles X and XI of the Plan, do not materially increase any insurer's risk of providing coverage for asbestos-related liabilities under the relevant insurance policies, settlement agreements, and/or contracts with respect thereto as compared to the risk that otherwise was being borne by the insurers prior to the Effective Date.

                    (viii) Upon confirmation and consummation of the Plan,
               including the effectuation of the transfer of the Asbestos PI Insurance Asset, the Asbestos PI Trust shall have access to insurance coverage and/or insurance payments pursuant to the transfer of the Asbestos PI Insurance Asset so that the proceeds of such insurance may be used to defend, resolve, and satisfy (subject to any applicable policy limits) the Asbestos PI Trust's obligations to defend, resolve and satisfy Asbestos Personal Injury Claims, and no insurer shall have any insurance coverage defense based on the Plan, the transfer of the Asbestos PI Insurance Asset, the Asbestos PI Trust Agreement, or the Asbestos PI Trust Distribution Procedures or allowance of claims thereunder, or the negotiations that produced any of the foregoing.

                    (ix) If Class 4 votes to reject the Plan and the Asbestos PD
               Trust is established pursuant to section 3.2(d)(ii)(x) of the Plan, upon confirmation and consummation of the Plan, including the effectuation of the transfer of the Asbestos PD Insurance Asset, the Asbestos PD Trust shall have access to insurance coverage and/or insurance payments pursuant to the transfer of the Asbestos PD Insurance Asset so that the proceeds of such insurance may be used to defend, resolve, and satisfy (subject to any applicable policy limits) the Asbestos PD Trust's obligations to defend, resolve and satisfy Asbestos Property Injury Claims, and no insurer shall have any insurance coverage defense based on the Plan, the transfer of the Asbestos PD Insurance Asset, the Asbestos PD Trust Agreement, or the Asbestos PD Claims Resolution Procedures or allowance of claims thereunder, or the negotiations that produced any of the foregoing.

                    (x) All insurers of AWI affording insurance coverage that is the subject of the Asbestos PI Insurance Asset and all insurers of AWI whose policies provide coverage for the Asbestos Property Damage Claims addressed in Article XI of the Plan have been given notice and an opportunity to be heard on matters relating to the Plan and its Exhibits, and are bound by the Plan and its Exhibits and the findings of fact and conclusions of law set forth in the Confirmation Order.

                    (xi) The Plan complies with section 524(g) of the Bankruptcy
               Code.

                    (xii) In light of the benefits provided, or to be provided, to the Asbestos PI Trust on behalf of each PI Protected Party, the Asbestos PI Permanent Channeling Injunction is fair and equitable with respect to the persons that might subsequently assert Asbestos Personal Injury Claims against any PI Protected Party.

                    (xiii) At the time of the order for relief with respect to
               AWI, AWI had been named as a defendant in personal injury, wrongful death, and property damage actions seeking recovery for damages allegedly caused by the presence of, or exposure to, asbestos or asbestos-containing products.

                    (xiv) The Asbestos PI Trust, as of the Effective Date, will assume the liabilities of AWI with respect to all Asbestos Personal Injury Claims and, upon such assumption, Reorganized AWI shall have no liability for any Asbestos Personal Injury Claim.

                    (xv) The Asbestos PI Trust is to be funded in whole or in
               part by securities of Reorganized AWI and by the obligation of Reorganized AWI to make future payments, including dividends.

                    (xvi) The Asbestos PI Trust is to own, or by the exercise of rights granted under the Plan would be entitled to own if specified contingencies occur, a majority of the voting shares of AWI.

                    (xvii) AWI is likely to be subject to substantial future
               Demands for payment arising out of the same or similar conduct or events that gave rise to the Claims that are addressed by the Asbestos PI Permanent Channeling Injunction.

                    (xviii) The actual amounts, numbers, and timing of the
               future Demands referenced in section 7.16(a)(xvii) of the Plan cannot be determined.

                    (xix) Pursuit of the Demands referenced in section
               7.16(a)(xvii) of the Plan outside the procedures prescribed by the Plan is likely to threaten the Plan's purpose to deal equitably with Claims and future Demands.

                    (xx) The terms of the Asbestos PI Permanent Channeling
               Injunction, including any provisions barring actions against third parties pursuant to section 524(g)(4)(A) of the Bankruptcy Code, are set out in the Plan and in any disclosure statement supporting the Plan.

                    (xxi) The Plan establishes, in Class 7 (Asbestos Personal
               Injury Claims), a separate class of the claimants whose Claims are to be addressed by the Asbestos PI Trust.

                    (xxii) The Future Claimants' Representative was appointed as part of the proceedings leading to issuance of the Asbestos PI Permanent Channeling Injunction for the purpose of protecting the rights of persons that might subsequently assert unknown Asbestos Personal Injury Claims and Demands that are addressed in the Asbestos PI Permanent Channeling Injunction and transferred to the Asbestos PI Trust. The Future Claimants' Representative has fulfilled his duties, responsibilities, and obligations as the future representative in accordance with section 524(g) of the Bankruptcy Code.

                    (xxiii) Identifying each PI Protected Party in the Asbestos
               PI Permanent Channeling Injunction is fair and equitable with respect to persons that might subsequently assert Demands against each such PI Protected Party, in light of the benefits provided, or to be provided, to the Asbestos PI Trust by or on behalf of any such PI Protected Party.

                    (xxiv) Class 7 (Asbestos Personal Injury Claims) has voted, by at least 75 percent (75%) of those voting, in favor of the Plan.

                    (xxv) Pursuant to court orders or otherwise, the Asbestos PI
               Trust will operate through mechanisms such as structured, periodic, or supplemental payments, pro rata distributions, matrices, or periodic review of estimates of the numbers and values of Asbestos Personal Injury Claims and Demands, or other comparable mechanisms, that provide reasonable assurance that the

               Asbestos PI Trust will value, and be in a financial position to pay, Asbestos Personal Injury Claims and Demands that involve similar Claims in substantially the same manner.

                    (xxvi) If Class 4 votes to accept the Plan and the Asbestos
               PD Trust is established pursuant to section 3.2(d)(ii)(x) of the Plan, Travelers Indemnity Company, Travelers Casualty and Surety Company, and Liberty Mutual Insurance Company (collectively) are obligated under insurance policies that they issued to AWI with inception dates prior to January 1, 1982 to distribute on the Initial Distribution Date cash in the amount equal to the Asbestos PD Trust Funding Obligation to the Asbestos PD Trust, and are not entitled to obtain reimbursement of all or any part of that amount from Reorganized AWI, including, but not limited to, reimbursement under insurance policy provisions relating to deductibles, premiums, retrospective premiums, or other charges.

                    (xxvii) If Class 6 votes to reject the Plan, the transfer of the New Warrants to the holder of the Equity Interests will not be subject to prior registration under the Securities Act of 1933, as amended.

                (b) Class 7 (Asbestos Personal Injury Claims) has voted, by at least 75 percent (75%) of those voting, in favor of the Plan.

                (c) The Confirmation Order shall be, in form and substance, acceptable to the Asbestos PI Claimants' Committee, the Future Claimants' Representative, and, if Class 6 votes to the accept the Plan, the Unsecured Creditors' Committee.

                (d) If Class 4 does not vote to accept the Plan and the Asbestos PD Trust is established pursuant to section 3.2(d)(ii)(x) of the Plan, the Bankruptcy Court has entered an Order estimating the aggregate value of all Asbestos Property Damage Claims and determining that such value is not greater than the amount of the insurance available to pay such claims under Section 11.3 of the Plan.

The Plan shall not be confirmed and the Confirmation Order shall not be entered until and unless each of the foregoing conditions to confirmation is either satisfied or waived in writing by each of AWE, the Asbestos PI Claimants' Committee, the Future Claimants' Representative, and the Unsecured Creditors' Committee.

                7.17 Occurrence of the Effective Date. The "effective date of the plan," as used in section 1129 of the Bankruptcy Code, shall not occur, and the Plan shall be of no force and effect, until the Effective Date. The occurrence of the Effective Date is subject to satisfaction of the following conditions precedent:

                (a) The Confirmation Order has become a Final Order.

                (b) The Bankruptcy Court and/or the District Court, as required, shall have entered the Asbestos PI Permanent Channeling Injunction (which may be included in the Confirmation Order), which shall contain terms satisfactory to AWI, the Asbestos PI Claimants' Committee, the Future Claimants' Representative, and, if Class 6 votes to accept the Plan, the Unsecured Creditors' Committee.

                (c) The Confirmation Order, the Claims Trading Injunction and the Asbestos PI Permanent Channeling Injunction shall be in full force and effect.

                (d) No proceedings to estimate any Claims shall be pending.

                (e) All Asbestos PI Trustees shall have been selected and shall have executed the Asbestos PI Trust Agreement.

                (f) If Class 4 votes to reject the Plan, all Asbestos PD Trustees shall have been selected and shall have executed the Asbestos PD Trust Agreement.

                (g) A favorable ruling shall have been obtained from the IRS with respect to the qualification of the Asbestos PI Trust as a "qualified settlement fund" within the meaning of Treasury Regulation section 1.468B-1, or AWI shall have received an opinion of counsel with respect to the tax status of the Asbestos PI Trust as a "qualified settlement fund" reasonably satisfactory to AWI, the Asbestos PI Claimants' Committee, the Future Claimants' Representative, and, if Class 6 votes to accept the Plan, the Unsecured Creditors' Committee.

                (h) Reorganized AWI shall have entered into and shall have credit availability under a credit facility to provide Reorganized AWI with working capital (including letters of credit) in an amount sufficient to meet the needs of Reorganized AWI, as determined by Reorganized AWI.

                (i) Each of the Exhibits shall be in form and substance acceptable to AWI, the Asbestos PI Claimants' Committee, the Future Claimants' Representative, and the Unsecured Creditors' Committee.

Notwithstanding the foregoing, AWI reserves, in its sole discretion, the right, with the written consent of the Asbestos PI Claimants' Committee, the Future Claimants' Representative, and, if Class 6 votes to accept the Plan, the Unsecured Creditors' Committee, to waive the occurrence of any of the foregoing conditions precedent to the Effective Date or to modify any of such conditions precedent. Any such written waiver of a condition precedent set forth in this section may be effected at any time, without notice, without leave or order of the Bankruptcy Court or the District Court, and without any formal action other than proceeding to consummate the Plan. Any actions required to be taken on the Effective Date shall take place and shall be deemed to have occurred simultaneously, and no such action shall be deemed to have occurred prior to the taking of any other such action. If AWI decides that one of the foregoing conditions cannot be satisfied, and the occurrence of such condition is not waived in writing by each of AWI, the Asbestos PI Claimants' Committee, the Future Claimants' Representative, and, if required, the Unsecured Creditors' Committee, then AWI shall file a notice of the failure of the Effective Date with the Bankruptcy Court, at which time the Plan and the Confirmation Order shall be deemed null and void.

                7.18 Cancellation of Existing Debt Securities.

                (a) As of the Effective Date, all notes, agreements, and securities evidencing Unsecured Claims and the rights of the holders thereof thereunder shall be cancelled and deemed null and void and of no further force and effect, and the holders thereof shall have no rights, and such instruments shall evidence no rights, except the right to receive the Distributions provided herein.

                (b) Notwithstanding any other provisions in the Plan, each Indenture or other agreement that governs the rights of a holder of a Debt Security Claim that is administered by an Indenture Trustee shall continue in effect solely for the purposes of permitting the applicable Indenture Trustee thereunder (i) to make distributions to such holder pursuant to the terms of the applicable Indenture; (ii) maintain any rights and liens it may have for any unpaid fees, costs, expenses, and indemnification under such Indenture or other agreement, provided, however, such rights and liens are limited to the Distributions, if any, to such holders; and (iii) to be paid by such holders or reimbursed for such prepetition and postpetition fees, costs, expenses, and indemnification (to the extent not paid as an Administrative Expense or otherwise) from the Distributions, if any, to such holders (until payment in full of such fees, costs, expenses or indemnification) on the terms and conditions set forth by the respective Indenture, other agreement, or applicable law.

                7.19 Expiration of the Retention Period. Upon the expiration of the Retention Period, all monies or other property held for distribution by any trustee under any indenture governing any of the Unsecured Claims shall be returned to Reorganized AWI by such trustee, free and clear of any claim or interest of any nature whatsoever, including, without express or implied limitation, escheat rights of any governmental unit under applicable law.

                7.20 Compensation of the Applicable Indenture Trustees. Reorganized AWI will pay the Indenture Trustees' Fees and Expenses to the extent that an Indenture Trustee makes a written request for Indenture Trustees' Fees and Expenses within thirty (30) days after the Effective Date. Although it will not be necessary for the Indenture Trustees to apply to the Bankruptcy Court for approval of the Indenture Trustees' Fees and Expenses, any dispute between Reorganized AWI and an Indenture Trustee regarding the reasonableness of any such fees and expenses shall be resolved by the Bankruptcy Court. Each Indenture Trustee shall be compensated by Reorganized AWI for services rendered from and after the Effective Date, including the reasonable compensation, disbursements, and expenses of the agents and legal counsel of such trustee in connection with the performance after the Effective Date of its duties under this section, and shall be indemnified by Reorganized AWI for any loss, liability, or expense incurred by it in connection with the performance of such duties to the same extent and in the same manner as provided in the related indenture.

                7.21 Distribution of Unclaimed Property. Any Distribution under the Plan that is unclaimed after one hundred eighty (180) days following the date such property is distributed shall be deemed not to have been made and shall be transferred to Reorganized AWI, free and clear of any claims or interests of any Entities, including, without express or implied limitation, any claims or interests of any governmental unit under escheat principles. Nothing contained herein shall affect the discharge of the Claim with respect to which such Distribution was made, and the holder of such Claim shall be forever barred from enforcing such Claim against Reorganized AWI or Reorganized AWI's assets, estate, properties, or interests in property.

                7.22 Management of Reorganized AWI. On the Effective Date, the Board of Directors shall consist of at least three individuals who at that time qualify under the prevailing standards of the New York Stock Exchange or the NASDAQ Stock Market (depending upon on which of such markets the common stock of Reorganized AWI will be listed for trading purposes upon the Effective Date) and applicable laws as independent, outside directors, and are eligible to serve on the audit committee of the Board of Directors, as an SEC-reporting public company, and at least three individuals who qualify as outside directors under section 162(m) of the Internal Revenue Code eligible to serve on the committee of the Board of Directors of Reorganized AWI responsible for matters of executive compensation. Each of the members of such Board of Directors shall be identified on Exhibit 7.22 to the Plan and shall serve in accordance with the Amended and Restated Articles of Incorporation, the Amended and Restated By-Laws, and the Stockholder and Registration Rights Agreement. The officers of AWI immediately prior to the Effective Date shall serve as the officers of Reorganized AWI in accordance with the terms of any employment agreements pursuant to section 8.8 of the Plan and the requirements of applicable nonbankruptcy law.

                7.23 Listing of Reorganized AWI Common Stock. Reorganized AWI shall use its best efforts to obtain, as of or as soon as practicable after the Effective Date, the listing of its common stock for trading on the New York Stock Exchange or for quotation in the NASDAQ Stock Market and, for so long as there are at least 300 holders of shares of its common stock, to continue the listing of its common stock for trading on either of such markets.

                7.24 Corporate Reorganization Actions. On or as soon as practicable after the Effective Date, Reorganized AWI shall take such actions as may be or become necessary to effectuate the following, all of which shall be authorized and approved in all respects, in each case without further action being required under applicable law, regulation, order, or rule (including, without limitation, any action by the shareholders or directors of AWI or Reorganized AWI or the Asbestos PI Trust or the Asbestos PI Trustees):

                (a) AWI will file the Amended and Restated Articles of Incorporation with the Secretary of State for the Commonwealth of Pennsylvania.

                (b) Certain wholly owned, non-operating subsidiaries of AWI will merge with and into AWI on or as soon as practicable after the Effective Date.

                (c) The Existing AWI Common Stock will be cancelled.

                (d) Subject to section 7.4 hereof, the Plan Note Indenture will become effective and, upon such effectiveness, the Plan Notes will be issued and delivered in accordance with sections 3.2(f) and 12.8 hereof and sections 3.2(g) and 10.1(b) hereof; the New Common Stock will be issued and delivered in accordance with sections 3.2(f) and 12.8 hereof and sections 3.2(g) and 10.1(b) hereof; and, if the requirement of section 3.2(l) hereof is met, the New Warrants will be issued and delivered as provided in section 7.25 hereof (and, if applicable, in accordance with section 10.1(b) hereof), in each case such issuance and delivery to be subject to the other provisions of ARTICLE VII of the Plan regarding the conditions to and manner of delivery of Plan Notes, New Common Stock and New Warrants.

                (e) Reorganized AWI may consummate the 144A Offering.

                (f) Reorganized AWI will enter into the working capital facility referenced in section 7.17 of the Plan.

                (g) Reorganized AWI will enter into the New Long-Term Incentive Plan.

                7.25 Holdings Plan of Liquidation. If the requisite approvals of the Board of Directors and shareholders of Holdings of the Holdings Plan of Liquidation are received by the first anniversary of the Effective Date, the New Warrants will be issued to Holdings, for distribution pursuant to the Holdings Plan of Liquidation, as soon as is practicable after the later of the Effective Date or the date of such approval and, if applicable, in accordance with section

10.1(b) hereof. In accordance with section 3.2(l) hereof, if the requisite approvals of the Board of Directors and shareholders of Holdings of the Holdings Plan of Liquidation are not received by to the first anniversary of the Effective Date, the New Warrants shall not be issued. From and after the Effective Date, other than as provided in the Plan (including, without limitation, provisions of the Plan relating to the indemnification rights of Holdings' officers, directors, and employees and the requirement to provide insurance for the benefit of such persons), Reorganized AWI shall have no ongoing obligations to Holdings or AWWD; provided, however, that Reorganized AWI shall bear all costs and expenses related to the preparation and submission to a vote of Holdings' shareholders of the Holdings Plan of Liquidation and all other operating expenses of Holdings and AWWD until the first anniversary of the Effective Date and, if the requisite approval of the Holdings Plan of Liquidation by Holdings' shareholders is obtained by the first anniversary of the Effective Date, the performance and consummation of the Holdings Plan of Liquidation, including any operating expenses for Holdings and AWWD until their dissolution and liquidation pursuant to the Holdings Plan of Liquidation.

                7.26 Compliance with QSF Regulations.

                (a) Tax Status of Asbestos PI Trust. AWI shall timely seek a private letter ruling from the IRS substantially to the effect that, among other things, the Asbestos PI Trust shall be a "qualified settlement fund" within the meaning of section 468B of the Internal Revenue Code and the Treasury Regulations thereunder.

                (b) Qualified Appraisal. Within sixty (60) days before or after the funding of the Asbestos PI Trust (but not later than February 14th of the following calendar year), AWI or Reorganized AWI shall obtain a Qualified Appraisal of the fair market value of the New Common Stock transferred (or to be transferred) to the Asbestos PI Trust.

                (c) Delivery of Statement of Transfers. Following the funding of the Asbestos PI Trust and the receipt of the Qualified Appraisal (and in no event later than February 15th of the calendar year following the funding of the Asbestos PI Trust), Reorganized AWI shall provide a "ss. 1.468B-3 Statement" to the Asbestos PI Trustees in accordance with Treasury Regulations section 1.468B-3(e). Similarly, following the funding of the Asbestos PD Trust (and in no event later than February 15th of the following calendar year), Reorganized AWI shall provide a "ss. 1.468B-3 Statement" to the Asbestos PD Trustees in accordance with Treasury Regulations section 1.468B-3(e).

                7.27 Effectuating Documents and Further Transactions. Each of the officers of AWI and Reorganized AWI is authorized, in accordance with his or her authority under the resolutions of the Board of Directors, to execute, deliver, file, or record such contracts, instruments, releases, indentures, and other agreements or documents and take such actions as may be necessary or appropriate to effectuate and further evidence the terms and conditions of the Plan and any notes or securities issued pursuant to the Plan.

                7.28 Allocation of Plan Distributions Between Principal and Interest. To the extent that any Allowed Unsecured Claim or Allowed Convenience Claim entitled to a Distribution under the Plan is comprised of indebtedness and accrued but unpaid interest thereon, such Distribution shall be allocated to the principal amount of the Claim (as determined for federal income tax purposes) first and then, to the extent the consideration exceeds the principal amount of the Claim, to accrued but unpaid interest.



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
                                  ARTICLE VIII

                    EXECUTORY CONTRACTS AND UNEXPIRED LEASES

                8.1 Assumption of Executory Contracts and Unexpired Leases. Any executory contracts or unexpired leases listed on Exhibit 8.1 to the Plan shall be deemed to have been assumed by Reorganized AWI as of the Effective Date, and the Plan shall constitute a motion to assume such executory contracts and unexpired leases. Subject to the occurrence of the Effective Date, entry of the Confirmation Order by the Clerk of the Bankruptcy Court shall constitute approval of such assumptions pursuant to section 365(a) of the Bankruptcy Code and a finding by the Bankruptcy Court that each such assumption is in the best interest of AWI, its estate, and all parties in interest in the Chapter 11 Case. With respect to each such executory contract or unexpired lease assumed by Reorganized AWI, unless otherwise determined by the Bankruptcy Court pursuant to a Final Order or agreed to by the parties thereto prior to the Effective Date, the dollar amount required to cure any defaults of AWI existing as of the Confirmation Date shall be conclusively presumed to be the amount set forth in
Exhibit 8.1 with respect to such executory contract or unexpired lease. Subject to the occurrence of the Effective Date, any such cure amount shall be treated as an Allowed Administrative Expense under the Plan, and, upon payment of such Allowed Administrative Expense, all defaults of AWI existing as of the Confirmation Date with respect to such executory contract or unexpired lease shall be deemed cured.

                8.2 Rejection of Executory Contracts and Unexpired Leases. Any executory contracts or unexpired leases of AWI that either (x) are set forth on
Exhibit 8.2 to the Plan or (y)(i) are not listed on Exhibit 8.1 to the Plan,
(ii) have not been assumed by AWI with the approval of the Bankruptcy Court, and
(iii) are not the subject of pending motions to assume at the Confirmation Date shall be deemed to have been rejected by AWI, the Plan shall constitute a motion to reject such executory contracts and unexpired leases, and Reorganized AWI shall have no liability thereunder except as is specifically provided in the Plan. Entry of the Confirmation Order by the Clerk of the Bankruptcy Court shall constitute approval of such rejections pursuant to section 365(a) of the Bankruptcy Code and a finding by the Bankruptcy Court that each such rejected executory contract or unexpired lease is burdensome and that the rejection thereof is in the best interest of AWI, its estate, and all parties in interest in the Chapter 11 Case. Without limiting the foregoing, any agreement entered into prior to the Commencement Date by or on behalf of AWI with respect to the settlement of any Asbestos Personal Injury Claim shall be deemed rejected as of the Effective Date to the extent such settlement agreement is deemed to be an executory contract within the meaning of section 365(a) of the Bankruptcy Code.

                8.3 Claims Arising from Rejection, Termination or Expiration. Claims created by the rejection of executory contracts or unexpired leases (including, without limitation, the rejection provided in section 8.2 of the Plan) or the expiration or termination of any executory contract or unexpired lease prior to the Confirmation Date, other than Asbestos Personal Injury Claims, must be filed with the Bankruptcy Court and served on AWI no later than thirty (30) days after (i) in the case of an executory contract or unexpired lease that was terminated or expired by its terms prior to the Confirmation Date, the Confirmation Date, (ii) in the case of an executory contract or unexpired lease rejected by AWI, the entry of the order of the Bankruptcy Court authorizing such rejection, or (iii) in the case of an executory contract or unexpired lease that is deemed rejected pursuant to section 8.2 of the Plan, the Confirmation Date. Notwithstanding the foregoing, Exhibit 8.2 to the Plan sets forth AWI's value of the rejection claim for each executory contract or unexpired lease set forth thereon, which claim shall be deemed an Allowed Unsecured Claim if no proof of claim is timely filed and served in accordance with the immediately preceding sentence. Any Claims for which a rejection claim is not set forth on Exhibit 8.2 to the Plan and for which a proof of claim is not filed and served within the time provided herein will be forever barred from assertion and shall not be enforceable against AWI, its estate, assets, properties, or interests in property, or Reorganized AWI or its estate, assets, properties, or interests in property. Unless otherwise ordered by the Bankruptcy Court, all such Claims (other than Asbestos Personal Injury Claims) that are timely filed as provided herein shall be treated as Unsecured Claims under the Plan and shall be subject to the provisions of Article V of the Plan.

                8.4 Previously Scheduled Contracts. Exhibit 8.4 to the Plan sets forth a list of agreements that were listed on the Schedules as executory contracts, but which AWI believes should not be considered executory contracts (either because they were not executory contracts as of the Commencement Date or because they have expired or terminated in accordance with their terms prior to the Effective Date). If any such agreements are determined to be executory contracts, AWI or Reorganized AWI, as the case may be, reserves the right to seek the assumption or rejection of any such contract, and the time within which AWI or Reorganized AWI, as the case may be, may seek to assume or reject any such agreements shall be tolled until twenty (20) Business Days after the date on which an order determining that any such agreement is an executory contract becomes a Final Order. Set forth on Exhibit 8.4 to the Plan is the amount that AWI intends to treat as an Allowed Unsecured Claim for each such agreement. Such amount and the treatment of each such agreement shall be binding unless, on or before ten (10) days after the Confirmation Date, the other party to any such agreement either (i) files a proof of claim (which proof of claim shall be deemed timely filed) or (ii) files a motion seeking to compel assumption or rejection of such agreement.

                8.5 Insurance Policies and Agreements.

                (a) Assumed Insurance Policies and Agreements. AWI does not believe that the insurance policies issued to, or insurance agreements entered into by, AWI prior to the Commencement Date constitute executory contracts. To the extent that such insurance policies or agreements are considered to be executory contracts, then, notwithstanding anything contained in sections 8.1 or
8.2 of the Plan to the contrary, the Plan shall constitute a motion to assume such insurance policies and agreements, and, subject to the occurrence of the Effective Date, the entry of the Confirmation Order by the Clerk of the Bankruptcy Court shall constitute approval of such assumption pursuant to section 365(a) of the Bankruptcy Code and a finding by the Bankruptcy Court that each such assumption is in the best interest of AWI, its estate, and all parties in interest in the Chapter 11 Case. Unless otherwise determined by the Bankruptcy Court pursuant to a Final Order or agreed to by the parties thereto prior to the Effective Date, no payments are required to cure any defaults of AWI existing as of the Confirmation Date with respect to each such insurance policy or agreement. To the extent that the Bankruptcy Court determines otherwise as to any such insurance policy or agreement, AWI reserves the right to seek rejection of such insurance policy or agreement or other available relief. In accordance with section 10.1 hereof, the rights under the insurance policies and agreements constituting the Asbestos PI Insurance Asset shall, to the extent necessary, be deemed assigned to the Asbestos PI Trust as of the Effective Date and, pursuant to section 365 of the Bankruptcy Code, AWI shall have no further liability thereunder from and after the Effective Date.

                (b) Rejected Insurance Policies and Agreements. To the extent that any or all of the insurance policies and agreements set forth on Exhibit 8.5(b) to the Plan are considered to be executory contracts, then, notwithstanding anything contained in section 8.1 or 8.2 of the Plan to the contrary, the Plan shall constitute a motion to reject the insurance policies and agreements set forth on Exhibit 8.5(b) to the Plan, and the entry of the Confirmation Order by the Clerk of the Bankruptcy Court shall constitute approval of such rejection pursuant to section 365(a) of the Bankruptcy Code and a finding by the Bankruptcy Court that each such rejected insurance policy or agreement set forth on Exhibit 8.5(b) to the Plan is burdensome and that the rejection thereof is in the best interest of AWI, its estate, and all parties in interest in the Chapter 11 Case.

                (c) Reservation of Rights. Nothing contained in the Plan, including this section 8.5, shall constitute a waiver of any claim, right, or cause of action that AWI, the Asbestos PI Trust, or Reorganized AWI, as the case may be, may hold against the insurer under any policy of insurance or insurance agreement.

                8.6 Indemnification and Reimbursement Obligations. For purposes of the Plan, the obligations of AWI to indemnify and reimburse persons who are or were directors, officers, or employees of Holdings, AWWD, or AWI on the Commencement Date or at any time thereafter against and for any obligations (including, without limitation, fees and expenses incurred by the board of directors of Holdings, or the members thereof, in connection with the Chapter 11
Case) pursuant to articles of incorporation, codes of regulations, bylaws, applicable state law, or specific agreement, or any combination of the foregoing, shall survive confirmation of the Plan, remain unaffected thereby, and not be discharged in accordance with section 1141 of the Bankruptcy Code, irrespective of whether indemnification or reimbursement is owed in connection with an event occurring before, on, or after the Commencement Date. In furtherance of the foregoing, Reorganized AWI shall maintain insurance for the benefit of such directors, officers, or employees at levels no less favorable than those existing as of the date of entry of the Confirmation Order for a period of no less than three years following the Effective Date.

                8.7 Compensation and Benefit Programs. Except as set forth below in sections 8.7(b) and 8.7(c) of the Plan, all employment and severance policies, workers' compensation programs, and all compensation and benefit plans, policies and programs of AWI applicable to its present and former employees, officers, and directors, including, without express or implied limitation, all savings plans, retirement plans, health care plans, disability plans, severance benefit plans, incentive plans, and life, accidental death, and dismemberment insurance plans, shall be deemed to be, and shall be treated as though they are, executory contracts that are deemed assumed under the Plan, and AWI's obligations under such plans, policies, and programs shall be deemed assumed pursuant to section 365(a) of the Bankruptcy Code, survive confirmation of the Plan, remain unaffected thereby, and not be discharged in accordance with section 1141 of the Bankruptcy Code. Any defaults existing under any of such plans, policies, and programs shall be cured promptly after they become known by Reorganized AWI.

                (b) Notwithstanding section 8.7(a) of the Plan, on the Effective Date (unless an earlier date is specified herein),

                    (i) the Employment Protection Plan for Salaried Employees
               will be deemed to have been terminated, cancelled, and of no further force and effect prior to the Effective Date, and the participants thereunder shall have no further rights thereunder;

                    (ii) the 1993 Long-Term Stock Incentive Plan will be deemed terminated, cancelled, and of no further force and effect, and the participants thereunder shall have no further rights thereunder; provided that any and all remaining restrictions on restricted stock awards under the 1993 Long-Term Stock Incentive Plan will lapse on the Effective Date to the extent participants do not elect to waive their right to such awards prior to such date;

                    (iii) the 1999 Long-Term Incentive Plan will be deemed
               terminated, cancelled, and of no further force and effect, and the participants thereunder shall have no further rights thereunder; provided that any and all remaining restrictions on restricted stock awards under the 1999 Long-Term Incentive Plan will lapse on the Effective Date to the extent participants do not elect to waive their right to such awards prior to such date; and

                    (iv) the Armstrong Holdings Stock Award Plan will be deemed terminated, cancelled, and of no further force and effect, and the participants thereunder shall have no further rights thereunder; provided that any and all remaining restrictions on restricted stock awards under the Armstrong Holdings Stock Award Plan will lapse on the Effective Date to the extent participants do not elect to waive their right to such awards prior to such date.

                (c) Notwithstanding section 8.7(a) of the Plan, on the Effective Date (unless an earlier date is specified herein),

                    (i) the Armstrong Deferred Compensation Plan will be
               modified so that Reorganized AWI, and not Holdings, will be the sponsor of such plan and to provide that Reorganized AWI has the right, in its sole discretion, not to honor single-sum withdrawal requests, and the Armstrong Deferred Compensation Plan will be assumed, as amended; provided, however, as to any party that objects to such amendment by the deadline for filing objections to confirmation of the Plan, the Armstrong Deferred Compensation Plan will be deemed rejected, and such party will have an Unsecured Claim for any benefits thereunder in accordance with section 8.3 of the Plan, and, as of any date immediately prior to the Effective Date designated by Holdings, the Armstrong Deferred Compensation Plan will be deemed amended to exclude the occurrence of the Effective Date, the creation of the Asbestos PI Trust, and the issuance of the New Common Stock to the Asbestos PI Trust from triggering a change in control thereunder;

                    (ii) the Severance Pay Plan for Salaried Employees will be amended as of the Effective Date as follows: If the participant is in a position at a grade level of 15 or higher on Reorganized AWI's organizational management system on the date of termination, the participant will be eligible for severance benefits based on two weeks of pay for each year of service, subject to a minimum of 8 weeks pay and a maximum of 52 weeks pay, and the Severance Pay Plan for Salaried Employees will be assumed, as amended;

                    (iii) the Retirement Income Plan (Pension) will be amended prior to the Effective Date in the manner described below and, as amended, will be assumed as of the Effective Date:

                         1. to eliminate the Social Security retirement
                    enhancement that may become payable due to job loss following a Change in Control (as defined in the Retirement Income Plan (Pension)), and

                         2. to eliminate future accruals of all other retirement
                    enhancements that may become payable due to job loss following a Change in Control to the fullest extent permitted by applicable law; and

                    (iv) the Retirement Benefit Equity Plan will be amended as of any date prior to the Effective Date designated by AWI in the manner described below and, as amended, will be assumed as of the Effective Date:

                         1. to exclude in the definition of Change in Control
                    (as defined in the Retirement Benefit Equity Plan) the occurrence of the Effective Date, the creation of the Asbestos PI Trust, and the issuance of the New Common Stock to the Asbestos PI Trust,

                         2. to eliminate the Extraordinary Event provisions as
                    covered under the Retirement Income Plan,

                         3. to eliminate any and all retirement enhancements,
                    related to past and future service, that may become payable due to job loss following a Change in Control as covered under the Retirement Income Plan, and

                         4. to terminate any right or obligation of Reorganized
                    AWI to honor single-sum withdrawal requests;

                    provided, however, as to any party that objects to such amendments by the deadline for filing objections to confirmation of the Plan, such plan will be deemed rejected, and such party will have an Unsecured Claim for any benefits thereunder in accordance with section 8.3 of the Plan.

                (d) On the Effective Date, the assumption, rejection, and amendment of the foregoing plans provided in this section 8.7 shall be deemed to have occurred as of such date or earlier date specified in such section, shall be authorized, and shall be deemed approved in all respects, and shall be in effect from and after the Effective Date or such other date in each case without requiring further action under applicable law, regulation, order, or rule, including, without express or implied limitation, any action by any party or Entity, including any administrative committee of any plan or the stockholders or directors of AWI or Reorganized AWI. On the Effective Date or as soon thereafter as is practicable, Reorganized AWI shall restate the plans amended above as provided in section 8.7(c) and shall communicate such amendments in such manner and as may be required without any further order of the Bankruptcy Court. Each of the officers of AWI and Reorganized AWI is authorized, in accordance with his or her authority under the resolutions of the Board of Directors, to execute, deliver, file, or record such contracts, instruments, releases, indentures, and other agreements or documents and take such actions as may be necessary or appropriate to effectuate and further evidence the terms and conditions of the plan amendments set forth in this section of the Plan.

                8.8 Management Agreements. On the Effective Date, all employment contracts between AWI and any employee of AWI who was employed by AWI as of the date immediately preceding the Effective Date (including, without limitation, any offer letters issued to any such employees to the extent such offer letters are not superseded by formal employment contracts) shall be deemed assumed by Reorganized AWI. In addition, Reorganized AWI shall enter into new employment contracts with those persons listed on Exhibit 8.8-A substantially in the form of Exhibit 8.8-B to the Plan, which employment contracts shall be deemed authorized without any further approval of the Board of Directors of AWI or Reorganized AWI and automatically shall become effective on the Effective Date.

                                   ARTICLE IX

                            RETENTION OF JURISDICTION

                Pursuant to sections 105(a) and 1142 of the Bankruptcy Code, the Bankruptcy Court shall retain and shall have exclusive jurisdiction over any matter (a) arising under the Bankruptcy Code, (b) arising in or related to the Chapter 11 Case or the Plan, or (c) to perform any of the following actions:

                9.1 To interpret, enforce, and administer the terms of the Asbestos PI Trust Agreement (including all annexes and exhibits thereto), the Asbestos PD Trust Agreement (including all annexes and exhibits thereto), and the restrictions on transfer of Asbestos Personal Injury Claims and Asbestos Property Damage Claims contained in the Confirmation Order.

                9.2 To hear and determine any and all motions or applications pending on the Confirmation Date (or thereafter if a contract listed on Exhibit
8.4 of the Plan is thereafter determined to be executory, and AWI is required to assume or reject it) for the assumption and/or assignment or rejection of executory contracts or unexpired leases to which AWI is a party or with respect to which AWI may be liable, and to hear and determine any and all Claims resulting therefrom or from the expiration or termination prior to the Confirmation Date of any executory contract or unexpired lease;

                9.3 To determine any and all adversary proceedings, applications, motions, and contested or litigated matters that may be pending on the Effective Date or that, pursuant to the Plan, may be instituted by Reorganized AWI after the Effective Date, including, without express or implied limitation, any claims to avoid any preferences, fraudulent transfers, or other voidable transfers, or otherwise to recover assets for the benefit of AWI's estate;

                9.4 To hear and determine any objections to the allowance of Claims arising prior to the Effective Date (other than Asbestos Personal Injury Claims), whether filed, asserted, or made before or after the Effective Date, including, without express or implied limitation, to hear and determine any objections to the classification of any Claim and to allow or disallow any Disputed Claim in whole or in part;

                9.5 To issue such orders in aid of execution of the Plan to the extent authorized or contemplated by section 1142 of the Bankruptcy Code;

                9.6 To consider any modifications of the Plan, remedy any defect or omission, or reconcile any inconsistency in any order of the Bankruptcy Court, including, without express or implied limitation, the Confirmation Order;

                9.7 To hear and determine all applications for allowances of compensation and reimbursement of expenses of professionals under sections 330 and 331 of the Bankruptcy Code and any other fees and expenses authorized to be paid or reimbursed under the Plan;

                9.8 To hear and determine all controversies, suits, and disputes that may relate to, impact upon, or arise in connection with the Plan (and all Exhibits to the Plan) or its interpretation, implementation, enforcement, or consummation;

                9.9 To the extent that Bankruptcy Court approval is required, to consider and act on the compromise and settlement of any Claim (other than an Asbestos Personal Injury Claim) or cause of action by or against AWI's estate;

                9.10 To determine such other matters that may be set forth in the Plan, the Confirmation Order, the Claims Trading Injunction, or the Asbestos PI Permanent Channeling Injunction, or that may arise in connection with the Plan, the Confirmation Order, the Claims Trading Injunction, or the Asbestos PI Permanent Channeling Injunction;

                9.11 To hear and determine any proceeding that involves the validity, application, construction, enforceability, or modification of the Claims Trading Injunction or the Asbestos PI Permanent Channeling Injunction or of the application of section 524(g) of the Bankruptcy Code to the Asbestos PI Permanent Channeling Injunction;

                9.12 To hear and determine matters concerning state, local, and federal taxes, fines, penalties, or additions to taxes for which AWI, as Debtor or Debtor in Possession, or the Disputed Unsecured Claims Reserve may be liable, directly or indirectly, in accordance with sections 346, 505, and 1146 of the Bankruptcy Code (including any request for expedited determination under section 505(b) of the Bankruptcy Code);

                9.13 To enter an order or final decree closing the Chapter 11 Case; and

                9.14 To hear and determine all objections to the termination of the Asbestos PI Trust.

To the extent that the Bankruptcy Court is not permitted under applicable law to preside over any of the foregoing matters, the reference to the "Bankruptcy Court" in this ARTICLE IX shall be deemed to be replaced by the "District Court." Notwithstanding anything in this ARTICLE IX to the contrary, (i) the allowance of Asbestos Personal Injury Claims and the forum in which such allowance will be determined will be governed by and in accordance with the Asbestos PI Trust Distribution Procedures and the Asbestos PI Trust Agreement;
(ii) disputes concerning Asbestos Property Damage Claims shall be resolved in the Bankruptcy Court in accordance with ARTICLE XI of the Plan; and (iii) the Bankruptcy Court and/or the District Court shall have concurrent rather than exclusive jurisdiction with respect to (x) disputes relating to rights under insurance policies issued to AWI that are included in the Asbestos PI Insurance Asset or the Asbestos PD Insurance Asset, (y) disputes relating to AWI's claim for costs, expenses and fees incurred in connection with an Alternative Dispute Resolution Proceeding initiated in 1996, as referenced in section 1.26 of the Plan, and (z) disputes relating to AWI's rights to insurance with respect to workers' compensation claims.

                                   ARTICLE X

                   TRANSFERS OF PROPERTY TO AND ASSUMPTION OF
                  CERTAIN LIABILITIES BY THE ASBESTOS PI TRUST

                10.1 Transfer of Certain Property to the Asbestos PI Trust.

                (a) Transfer of Books and Records. On the Effective Date or as soon thereafter as is practicable, at the sole cost and expense of the Asbestos PI Trust and in accordance with written instructions provided to Reorganized AWI by the Asbestos PI Trust, Reorganized AWI shall transfer and assign, or cause to be transferred and assigned, to the Asbestos PI Trust the books and records of

AWI that pertain directly to Asbestos Personal Injury Claims that have been asserted against AWI. AWI will request that the Bankruptcy Court, in the Confirmation Order, rule that such transfer does not result in the destruction or waiver of any applicable privileges pertaining to such books and records. If the Bankruptcy Court does not so rule, at the option of the Asbestos PI Trust, Reorganized AWI will, at the sole cost and expense of the Asbestos PI Trust, retain the books and records and enter into arrangements to permit the Asbestos PI Trust to have access to such books and records. If the Asbestos PI Trust does not issue written instructions for the transfer or retention of such books and records within one hundred eighty (180) days after the later of the Effective Date and the date by which all the Asbestos PI Trustees have executed the Asbestos PI Trust Agreement, or if the Asbestos PI Trust so requests, Reorganized AWI may (and shall, if the Asbestos PI Trust so requests, but at the sole cost and expense of the Asbestos PI Trust) destroy any such books and records, and the order of the District Court entered during the Chapter 11 Case with respect to the retention of books and records shall be deemed superseded by this section of the Plan.

                (b) Transfer of Plan Consideration. On the later of the Effective Date and the date by which all the Asbestos PI Trustees have executed the Asbestos PI Trust Agreement, AWI shall transfer to the Asbestos PI Trust the Asbestos PI Insurance Asset and the following assets:

                    (i) 65.57% of the New Common Stock,

                    (ii) 65.57% of the first $1.05 billion of (x) up to $300
               million of Available Cash and (y) principal amount of each series of Plan Notes and/or 144A Offering Proceeds,

                    (iii) 40% of the first $50 million of Available Cash
               remaining after making provision for the Distribution provided in section 3.2(f)(ii)2 of the Plan and the funding of the Asbestos PI Trust in section 10.1(b)(ii) of the Plan,

                    (iv) 40% of an amount of each series of Plan Notes and/or
               144A Offering Proceeds equal to the difference (if positive) of $50 million less the amount of Available Cash remaining after making provision for the Distribution provided in section 3.2(f)(ii)2 of the Plan and the funding of the Asbestos PI Trust in section 10.1(b)(ii) of the Plan, and

                    (v) 65.57% of the remaining Available Cash and each series of Plan Notes and/or 144A Offering Proceeds after making provision for the Distribution provided in sections 3.2(f)(ii)2, 3.2(f)(ii)3, and 3.2(f)(ii)4 of the Plan and the funding of the Asbestos PI Trust in sections 10.1(b)(ii), 10.1(b)(iii), and 10.1(b)(iv) of the Plan.

Notwithstanding the foregoing, if AWI intends to complete a 144A Offering and the 144A Offering has not been completed as of the time for the Distribution to the Asbestos PI Trust specified herein, then the Distribution of the Plan Notes and/or 144A Offering Proceeds to the Asbestos PI Trust shall be made as soon as practicable after the 144A Offering is completed or Reorganized AWI determines not to complete a 144A Offering, but in no event shall such Distribution occur after the Initial Distribution Date. In addition, if the Holdings Plan of Liquidation is approved by board of directors and shareholders of Holdings prior to the first anniversary of the Effective Date but Class 6 has voted to reject the Plan, the New Warrants shall be issued by Reorganized AWI on account of the Asbestos Personal Injury Claims; however, such claimants have waived on behalf of themselves and the Asbestos PI Trust any right to the New Warrants. The New

Warrants shall be issued by Reorganized AWI to Holdings (as the successor to AWWD under the Holdings Plan of Liquidation), consistent with section 7.25 hereof (and shall never be issued or delivered to the Asbestos PI Trust) without any action being required of, or any direction by, the Asbestos PI Trust or the Asbestos PI Trustees in such regard.

                10.2 Assumption of Certain Liabilities by the Asbestos PI Trust. In consideration for the property transferred to the Asbestos PI Trust pursuant to section 10.1 hereof and in furtherance of the purposes of the Asbestos PI Trust and the Plan, the Asbestos PI Trust shall assume all liability and responsibility for all Asbestos Personal Injury Claims, and Reorganized AWI shall have no further financial or other responsibility or liability therefor. The Asbestos PI Trust shall also assume all liability for premiums, deductibles, retrospective premium adjustments, security or collateral arrangements, or any other charges, costs, fees, or expenses (if any) that become due to any insurer in connection with the Asbestos PI Insurance Asset as a result of Asbestos Personal Injury Claims, asbestos-related personal injury claims against Entities insured under policies included in the Asbestos PI Insurance Asset by reason of vendor's endorsements, or under the indemnity provisions of settlement agreements that AWI made with various insurers prior to the Commencement Date to the extent that those indemnity provisions relate to Asbestos Personal Injury Claims, and Reorganized AWI shall have no further financial or other responsibility or liability for any of the foregoing.

                10.3 Cooperation with Respect to Insurance Matters. Reorganized AWI shall cooperate with the Asbestos PI Trust and use commercially reasonable efforts to take or cause to be taken all appropriate actions and to do or cause to be done all things necessary or appropriate to effectuate the transfer of the Asbestos PI Insurance Asset to the Asbestos PI Trust. By way of enumeration and not of limitation, Reorganized AWI shall be obligated (i) to provide the Asbestos PI Trust with copies of insurance policies and settlement agreements included within or relating to the Asbestos PI Insurance Asset; (ii) to provide the Asbestos PI Trust with information necessary or helpful to the Asbestos PI Trust in connection with its efforts to obtain insurance coverage for Asbestos Personal Injury Claims: and (iii) to execute further assignments or allow the Asbestos PI Trust to pursue claims relating to the Asbestos PI Insurance Asset in its name (subject to appropriate disclosure of the fact that the Asbestos PI Trust is doing so and the reasons why it is doing so), including by means of arbitration, alternative dispute resolution proceedings or litigation, to the extent necessary or helpful to the efforts of the Asbestos PI Trust to obtain insurance coverage under the Asbestos PI Insurance Asset for Asbestos Personal Injury Claims. The Asbestos PI Trust shall be obligated to compensate Reorganized AWI for costs reasonably incurred in connection with providing assistance to the Asbestos PI Trust pursuant to this section 10.3, including, but not limited to, out-of-pocket costs and expenses, consultant fees, and attorneys' fees.

                10.4 Authority of AWI. Effective on the Confirmation Date, AWI shall be empowered and authorized to take or cause to be taken, prior to the Effective Date, all actions necessary to enable it to implement effectively the provisions of the Plan and the Asbestos PI Trust Agreement.

                                   ARTICLE XI

                         ASBESTOS PROPERTY DAMAGE CLAIMS

                11.1 Transfer of Certain Property to the Asbestos PD Trust. Transfer of Books and Records. On the Effective Date or as soon thereafter as is practicable, if the Asbestos PD Trust is created pursuant to section 3.2(d)(ii)(x) of the Plan. Reorganized AWI, at the sole cost and expense of the

Asbestos PD Trust, and in accordance with written instructions provided to Reorganized AWI by the Asbestos PD Trust, shall transfer and assign, or cause to be transferred and assigned, to the Asbestos PD Trust the books and records of AWI (if any) that pertain directly to Asbestos Property Damage Claims that have been asserted against AWI (except to the extent that such books and records have been produced to the Asbestos PD Committee during the course of the Chapter 11
Case). AWI will request that the Bankruptcy Court, in the Confirmation Order, rule that any such transfer does not result in the destruction or waiver of any applicable privileges pertaining to such books and records. If the Bankruptcy Court does not so rule, at the option of the Asbestos PD Trust, Reorganized AWI will, at the sole cost and expense of the Asbestos PD Trust, retain the books and records and enter into arrangements to permit the Asbestos PD Trust to have access to such books and records. If the Asbestos PD Trust is created and does not issue written instructions for the transfer or retention of such books and records within one hundred eighty (180) days after the later of the Effective Date and the date by which all the Asbestos PD Trustees have executed the Asbestos PD Trust Agreement, or if the Asbestos PD Trust so requests, Reorganized AWI may (and shall, if the Asbestos PD Trust so requests, but at the sole cost and expense of the Asbestos PD Trust) destroy any such books and records, and the order of the District Court entered during the Chapter 11 Case with respect to the retention of books and records shall be deemed superseded by this section of the Plan.

                11.2 Transfer of Certain Property to the Asbestos PD Trust - Class 4 Acceptance. If Class 4 votes to accept the Plan and the Asbestos PD Trust is created pursuant to section 3.2(d)(ii)(x) of the Plan, Travelers Casualty and Surety Company, Travelers Indemnity Company, and Liberty Mutual Insurance Company (collectively) shall distribute to the Asbestos PD Trust cash in an amount equal to the Asbestos PD Trust Funding Obligation, and Reorganized AWI shall have no further financial or other responsibility for Asbestos Property Damage Claims. Such distribution is conditioned upon the entry of, and shall be made pursuant to, the Confirmation Order.

                11.3 Transfer of Certain Property For Asbestos PD Claims - Class 4 Rejection. If Class 4 votes to reject the Plan and the Asbestos PD Trust is created pursuant to section 3.2(d)(ii)(x) of the Plan, on the later of the Effective Date and the date by which all the Asbestos PD Trustees have executed the Asbestos PD Trust Agreement, Reorganized AWI shall transfer and assign, or cause to be transferred and assigned, to the Asbestos PD Trust the Asbestos PD Trust Funding Obligation.

                11.4 Assumption of Certain Liabilities by the Asbestos PD Trust. In consideration for the property transferred to the Asbestos PD Trust pursuant to sections 11.2 and 11.3 hereof and in furtherance of the purposes of the Asbestos PD Trust and the Plan, if the Asbestos PD Trust is created pursuant to section 3.2(d)(ii)(x) of the Plan, the Asbestos PD Trust shall assume all liability and responsibility for all Asbestos Property Damage Claims, and Reorganized AWI shall have no further financial or other responsibility or liability therefor. If Class 4 votes to reject the Plan and the Asbestos PD Trust is created pursuant to section 3.2(d)(ii)(x) of the Plan, the Asbestos PD Trust shall also assume all liability for premiums, deductibles, retrospective premium adjustments, security or collateral arrangements, or any other charges, costs, fees, or expenses (if any) that become due to any insurer in connection with the Asbestos PD Insurance Asset as a result of Asbestos Property Damage Claims, asbestos-related property damage claims against Entities insured under policies included in the Asbestos PD Insurance Asset by reason of vendor's endorsements, or under the indemnity provisions of settlement agreements that AWI made with various insurers prior to the Commencement Date to the extent that those indemnity provisions relate to Asbestos Property Damage Claims, and

Reorganized AWI and the AWI Progeny shall have no further financial or other responsibility or liability for any of the foregoing.

                11.5 Cooperation with Respect to Insurance Matters. If Class 4 votes to reject the Plan and the Asbestos PD Trust is created pursuant to section 3.2(d)(ii)(x) of the Plan, Reorganized AWI shall cooperate with the Asbestos PD Trust and use commercially reasonable efforts to take or cause to be taken all appropriate actions and to do or cause to be done all things necessary or appropriate to effectuate the transfer of the Asbestos PD Insurance Asset to the Asbestos PD Trust. By way of enumeration and not of limitation, Reorganized AWI shall be obligated (i) to provide the Asbestos PD Trust with copies of insurance policies and settlement agreements included within or relating to the Asbestos PD Insurance Asset; (ii) to provide the Asbestos PD Trust with information necessary or helpful to the Asbestos PD Trust in connection with its efforts to obtain insurance coverage for Asbestos Property Damage Claims; and
(iii) to execute further assignments or allow the Asbestos PD Trust to pursue claims relating to the Asbestos PD Insurance Asset in its name (subject to appropriate disclosure of the fact that the Asbestos PD Trust is doing so and the reasons why it is doing so), including by means of arbitration, alternative dispute resolution proceedings or litigation, to the extent necessary or helpful to the efforts of the Asbestos PD Trust to obtain insurance coverage under the Asbestos PD Insurance Asset for Asbestos Property Damages Claims. The Asbestos PD Trust shall be obligated to compensate Reorganized AWI for costs reasonably incurred in connection with providing assistance to the Asbestos PD Trust pursuant to this section 11.5, including but not limited to, out-of-pocket costs and expenses, consultant fees, and attorneys' fees.

                11.6 Authority of AWI. Effective on the Confirmation Date, AWI shall be empowered and authorized to take or cause to be taken, prior to the Effective Date, all actions necessary to enable it to implement effectively the provisions of the Plan and the Asbestos PD Trust Agreement.

                                  ARTICLE XII

                            MISCELLANEOUS PROVISIONS

                12.1 Payment of Statutory Fees. All fees payable pursuant to section 1930 of title 28 of the United States Code, as determined by the Bankruptcy Court at the hearing on confirmation of the Plan, shall be paid by AWI on or before the Effective Date.

                12.2 Discharge of AWI. The rights afforded in the Plan and the treatment of all Claims and Equity Interests herein shall be in exchange for and in complete satisfaction, discharge, and release of all Claims and Equity Interests of any nature whatsoever, including any interest accrued thereon from and after the Commencement Date, against AWI, or its estate, assets, properties, or interests in property. Except as otherwise provided herein, on the Effective Date, all Claims against and Equity Interests in AWI shall be satisfied, discharged, and released in full. Reorganized AWI shall not be responsible for any obligations of AWI except those expressly assumed by Reorganized AWI in the Plan. All Entities shall be precluded and forever barred from asserting against AWI, Reorganized AWI, their successors or assigns, or their assets, properties, or interests in property any other or further Claims based upon any act or omission, transaction, or other activity of any kind or nature that occurred prior to the Effective Date, whether or not the facts of or legal bases therefor were known or existed prior to the Effective Date.

                12.3 Rights of Action. Any rights, claims, or causes of action accruing to AWI pursuant to the Bankruptcy Code or pursuant to any statute or legal theory, including, without express or implied limitation, any avoidance or recovery actions under sections 544, 545, 547, 548, 549, 550, 551, and 553 of the Bankruptcy Code and (except as provided in Articles X and XI hereof) any rights to, claims or causes of action for recovery under any policies of insurance issued to or on behalf of AWI shall remain assets of AWI's estate and, on the Effective Date, shall be transferred to Reorganized AWI. Reorganized AWI shall be deemed the appointed representative to, and may, pursue, litigate, and compromise and settle any such rights, claims, or causes of action, as appropriate, in accordance with what is in the best interests of and for the benefit of Reorganized AWI.

                12.4 Third Party Agreements. The Distributions to the various classes of Claims hereunder shall not affect the right of any Entity to levy, garnish, attach, or employ any other legal process with respect to such Distributions by reason of any claimed subordination rights or otherwise. All of such rights and any agreements relating thereto shall remain in full force and effect.

                12.5 Dissolution of Committees. On the Effective Date, the Future Claimants' Representative, the Asbestos PI Claimants' Committee, the Asbestos PD Committee, and the Unsecured Creditors' Committee shall thereupon be released and discharged of and from all further authority, duties, responsibilities, and obligations relating to and arising from and in connection with the Chapter 11 Case, and, except for the limited purpose of presenting final applications for fee and expenses, all such committees shall be deemed dissolved, and the Future Claimants' Representative shall continue to serve through the termination of the Asbestos PI Trust in order to perform the functions required by the Asbestos PI Trust Agreement; provided, however, (i) if the Effective Date occurs before the Confirmation Order becomes a Final Order, the Asbestos PI Claimants' Committee, the Future Claimants' Representative, and, if Class 6 votes to accept the Plan, the Unsecured Creditors' Committee may continue to exist and to serve for the purposes of pursuing any appeal of the Confirmation Order, and (ii) if any adversary proceeding to which any of the Asbestos PI Claimants' Committee, the Future Claimants' Representative, or, if Class 6 votes to accept the Plan, the Unsecured Creditors' Committee is participating is pending as of the Effective Date, any such committee may continue to exist or the Future Claimants' Representative may continue to serve for the limited purpose of litigating such adversary proceeding. The fees and expenses of the Future Claimants' Representative from and after the Effective Date relating to the role of the Future Claimants' Representative in the Asbestos PI Trust, pursuant to the Asbestos PI Trust Agreement and the Asbestos PI Trust Distribution Procedures (including, without limitation, the fees and expenses of any professionals retained by the Future Claimants' Representative), shall be the sole responsibility of the Asbestos PI Trust. Notwithstanding the foregoing, if Class 4 votes to accept the Plan, the Asbestos PD Committee shall continue to exist from and after the Effective Date for the sole purpose of the selection of the Asbestos PD Trustees and the development of the Asbestos PD Claims Resolution Procedures, but all fees and expenses incurred by the Asbestos PD Committee (including, without limitation, all fees and expenses of counsel to the Asbestos PD Committee and other professionals retained by the Asbestos PD Committee) shall be the sole responsibility of the Asbestos PD Trust.

                12.6 Exculpation. None of Reorganized AWI, any of the members of the Asbestos PI Claimants' Committee, the Future Claimants' Representative, any of the members of the Unsecured Creditors' Committee, AWWD, Holdings, or any of their officers, directors, employees, or agents shall have or incur any liability to any Entity for any act or omission in connection with or arising out of the Chapter 11 Case, including, without limitation, the commencement of the Chapter 11 Case, the negotiation of the Plan, pursuit of confirmation of the Plan, the consummation of the Plan, or the administration of the Plan or the property to be distributed under the Plan, except for gross negligence or willful misconduct, and in all respects shall be entitled to rely upon the advice of counsel with respect to their duties and responsibilities under, or in connection with, the Plan.

                12.7 Title to Assets; Discharge of Liabilities. Except as otherwise provided in the Plan, on the Effective Date, title to all assets and properties and interests in property dealt with by the Plan shall vest in Reorganized AWI free and clear of all Claims, Equity Interests, Encumbrances, and other interests, and the Confirmation Order shall be a judicial determination of discharge of the liabilities of AWI arising prior to the Effective Date, except as may be otherwise provided in the Plan.

                12.8 Surrender and Cancellation of Instruments. Except as otherwise provided in section 7.12 of the Plan with respect to Debt Security Claims issued under the Indentures, and in addition to the provisions of section 3.2(f) hereof, each holder of a promissory note or other instrument evidencing an Unsecured Claim shall surrender such promissory note or instrument to Reorganized AWI, and Reorganized AWI shall distribute or cause to be distributed to the holder thereof the appropriate Distribution hereunder. At the option of Reorganized AWI (in its sole and absolute discretion), no Distribution hereunder shall be made to or on behalf of any holder of such Unsecured Claim unless and until such promissory note or instrument is received or the unavailability of such note or instrument is reasonably established to the satisfaction of Reorganized AWI. In accordance with section 1143 of the Bankruptcy Code, any such holder of such a Claim that fails to surrender or cause to be surrendered such promissory note or instrument or to execute and deliver an affidavit of loss and indemnity reasonably satisfactory to Reorganized AWI and, in the event that Reorganized AWI requests, furnish a bond in form and substance (including, without limitation, amount) reasonably satisfactory to Reorganized AWI within the Retention Period shall be deemed to have forfeited all rights, claims, and interests and shall not participate in any Distribution hereunder.

                12.9 Notices. Any notices, requests, and demands required or permitted to be provided under the Plan, in order to be effective, shall be in writing (including, without express or implied limitation, by facsimile transmission), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when actually delivered or, in the case of notice by facsimile transmission, when received and telephonically confirmed, addressed as follows:

If to AWI:                        Armstrong World Industries, Inc.
                                  Corporate Center
                                  Post Office Box 3666
                                  Lancaster, Pennsylvania  17604-3666
                                  Attention:  General Counsel


                                  and

                                  Weil, Gotshal & Manges LLP
                                  767 Fifth Avenue
                                  New York, New York  10153
                                  Attention:  Stephen Karotkin, Esq.
                                  Telecopier:  (212) 310-8007
                                  Telephone Confirmation: (212) 310-8888

If to the Asbestos PI
                                  Claimants' Committee: Caplin & Drysdale
                                  399 Park Avenue
                                  New York, New York  10022
                                  Attention:  Elihu Inselbuch, Esq.
                                  Telecopier: (212) 644-6755
                                  Telephone Confirmation: (212) 319-7125

If to the Future Claimants'
                                  Representative: Dean M. Trafelet, Esq.
                                  9130 Wild Lane
                                  Baileys Harbor, Wisconsin  54292
                                  Telecopier: (920) 839-9438
                                  Telephone Confirmation: (920) 839-1485

                                  and

                                  Kaye Scholer LLP
                                  425 Park Avenue
                                  New York, New York  10022
                                  Telecopier: (212) 836-7157
                                  Telephone Confirmation: (212) 836-8781
                                  Attention:  Michael J. Crames, Esq.


If to the Unsecured Creditors'
 Committee:

                                  Paul, Weiss, Rifkind, Wharton & Garrison
                                  1285 Avenue of the Americas
                                  New York, New York  10019-6064
                                  Telecopier:  (212) 757-3990
                                  Telephone Confirmation:  (212) 373-3000
                                  Attention:  Andrew N. Rosenberg, Esq.



                12.10 Headings. The headings used in the Plan are inserted for convenience only and neither constitute a portion of the Plan nor in any manner affect the construction of the provisions of the Plan.

                12.11 Severability. At the unanimous option of AWI, the Asbestos PI Trust, the Future Claimant's Representative, and the Unsecured Creditors' Committee, each acting in its or his sole discretion, any provision of the Plan, the Claims Trading Injunction, the Confirmation Order, the Asbestos PI Permanent Channeling Injunction, or any of the Exhibits to the Plan that is prohibited, unenforceable, or invalid shall, as to any jurisdiction in which such provision is prohibited, unenforceable, or invalidated, be ineffective to the extent of such prohibition, unenforceability, or invalidation without invalidating the remaining provisions of the Plan, the Claims Trading Injunction, the Confirmation Order, the Asbestos PI Permanent Channeling Injunction, and the Exhibits to the Plan or affecting the validity or enforceability of such provisions in any other jurisdiction.

                12.12 Governing Law. Unless a rule of law or procedure is supplied by federal law (including the Bankruptcy Code and Bankruptcy Rules) or by Pennsylvania corporate law, the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof, shall govern the construction of the Plan and any agreements, documents, and instruments executed in connection with the Plan, except as otherwise expressly provided in such instruments, agreements or documents.

                12.13 Compliance with Tax Requirements. In connection with the Plan, AWI and the Disbursing Agent will comply with all withholding and reporting requirements imposed by federal, state and local taxing authorities, and all distributions hereunder shall be subject to such withholding and reporting requirements.

                12.14 Exemption from Transfer Taxes. Pursuant to section 1146(c) of the Bankruptcy Code, the issuance, transfer, or exchange of notes or equity securities under the Plan, the creation of any mortgage, deed of trust, or other security interest, the making or assignment of any lease or sublease, or the making or delivery of any deed or other instrument of transfer under, in furtherance of, or in connection with the Plan, including, without express or implied limitation, any liens granted in connection with the exit finance facility referred to in section 7.17(h) hereof, shall not be subject to any sales and use, stamp, real estate transfer, mortgage recording, or other similar tax.

                12.15 Expedited Determination of Postpetition Taxes. AWI and Reorganized AWI are authorized (but not required) to request an expedited determination of taxes under section 505(b) of the Bankruptcy Code for all tax returns filed for, or on behalf of, AWI for all taxable periods (or portions thereof) from the Commencement Date through (and including) the Effective Date.

Dated:     Wilmington, Delaware
           April 3, 2003

                                   Respectfully submitted,

                                   ARMSTRONG WORLD INDUSTRIES, INC.

                                    By:  /s/ John N. Rigas
                                        ----------------------------------------
                                        Name:  John N. Rigas
                                        Title: Senior Vice President, Secretary,
                                               and General Counsel


WEIL, GOTSHAL & MANGES LLP
Co-Attorneys for Armstrong World
  Industries, Inc., et al.
Chapter 11 Debtor in Possession
767 Fifth Avenue
New York, New York  10153
(212) 310-8000

and

RICHARDS, LAYTON & FINGER
Co-Attorneys for Armstrong World
  Industries, Inc., et al.
Chapter 11 Debtor in Possession
One Rodney Square
P.O. Box 551 Wilmington, Delaware 19899
(302) 658-6541

                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


In re                               )
                                    )
                                    )
ARMSTRONG WORLD INDUSTRIES,         )         Chapter 11
INC., et al,                        )         Case No. 00-4471 (RJN)
                                    )         (Jointly Administered)
                     Debtors        )
------------------------------------)



                                  EXHIBIT 1.17

                            FORM OF ASBESTOS PROPERTY
                       DAMAGE CLAIMS RESOLUTION PROCEDURES














                                Exhibit 1.17 - 1

              ASBESTOS PROPERTY DAMAGE CLAIMS RESOLUTION PROCEDURES

1.         DEFINITIONS AND INTERPRETATION

1.1        The following terms and phrases shall have the following meanings:

           "ACBM" shall mean the asbestos-containing building material that the Claimant alleges constitutes material manufactured, sold and/or distributed by Armstrong and includes asphalt asbestos-containing floor tile, vinyl asbestos floor tile, sheet vinyl with Hydrocord backing, asbestos-containing flooring adhesive, Armaspray or LT Cork insulation, and that contains more than 1 percent chrysotile asbestos only as determined by polarized light microscopy.

           "ACCREDITED MANAGEMENT
           PLANNER" shall mean a person accredited as a "management planner" in accordance with the requirements of Appendix C to Subpart E of 40 C.F.R. Part 763.

           "ACCREDITED MANAGEMENT
           PLANNER REPORT"                  shall mean a signed, written report
                                            of an Accredited Management Planner,
                                            which includes: (i) the name,
                                            address, state of accreditation, and
                                            accreditation number of the Planner;
                                            (ii) the date of the inspection of
                                            the ACBM for which a Claim is made;
                                            (iii) separately, for each
                                            Homogeneous Area of ACBM for which a
                                            Claim is made, (a) its location, (b)
                                            the type of the ACBM (e.g., vinyl
                                            asbestos floor tile), (c) the total
                                            quantity of ACBM (in square or
                                            linear feet), (d) whether the ACBM
                                            for which a Claim is made is in a
                                            friable condition, (e) a 4" x 6"
                                            color photograph of the ACBM that
                                            clearly and accurately depicts
                                            physical condition, dimension (e.g.,
                                            9" x 9"), color and pattern; (iv) a
                                            statement that the Required Bulk
                                            Samples have been collected and
                                            submitted for asbestos fiber content
                                            analysis to an Accredited
                                            Laboratory.

           "ACCREDITED LABORATORY"          shall mean a laboratory accredited
                                            to analyze bulk samples of suspected
                                            ACBM for asbestos fiber content
                                            pursuant to the National Institute
                                            of Standards and Technology National
                                            Voluntary Laboratory Accreditation
                                            Program for Asbestos Bulk Sample
                                            Analysis by polarized light
                                            microscopy test method. A list of
                                            laboratories accredited under this
                                            program appears on NVLAP's web site,
                                            www.ts.nist.gov., or can be obtained
                                            by calling NVLAP at (301) 975-4016.

           "ACCREDITED LABORATORY REPORT"   shall mean a signed, written report
                                            by an Accredited Laboratory,
                                            pursuant to which the Accredited
                                            Laboratory (i) certifies (a) it has
                                            received the Required Bulk Samples
                                            identified in the Accredited
                                            Management Planner Report and (b)
                                            has analyzed the Required Bulk
                                            Samples and (ii) certifies that the
                                            Required Bulk Samples contain
                                            greater than 1 percent chrysotile
                                            asbestos only. The Accredited
                                            Laboratory Report shall contain such
                                            other details of the results and the
                                            procedures used to adequately
                                            explain the analyses of the Required
                                            Bulk Samples referenced therein.

           "APPLICABLE JURISDICTION"        shall mean the jurisdiction of the



                                Exhibit 1.17 - 2
                                            state in which the building that is
                                            the subject of the Claim is located.

           "ARMSTRONG"                      shall mean Armstrong World
                                            Industries, Inc.

           "ASBESTOS PD TRUST"              shall mean the trust established in
                                            accordance with the Armstrong World
                                            Industries, Inc. Asbestos Property
                                            Damage Settlement Trust Agreement,
                                            substantially in the form of Exhibit
                                            "1.21" to the Plan.

           "ASBESTOS PD TRUSTEE"            shall have the same meaning as such
                                            term is defined in the Plan.

           "BANKRUPTCY COURT"               shall mean the United States
                                            Bankruptcy Court for the District of
                                            Delaware.

           "CHAPTER 11 CASES"               shall mean the cases of Armstrong
                                            World Industries, Inc. and its
                                            affiliates under chapter 11 of title
                                            11 of the United States Code,
                                            pending in the Bankruptcy Court
                                            under the case number 00-4471.

           "CLAIM" shall mean any "Asbestos Property Damage Claim," as such term is defined in the Plan.

           "CLAIMANT"                       shall mean an entity asserting a
                                            Claim.

           "CLAIM INFORMATION DEADLINE"     shall mean the date that is one
                                            hundred eighty (180) days after the
                                            Effective Date.

           "CLAIM INFORMATION FORM"         shall mean the Claim Information
                                            Form in the form annexed hereto as
                                            Exhibit 1.

           "COMPENSATION MODEL"             shall mean the Compensation Model
                                            criteria set forth in section 5
                                            hereof.

           "EFFECTIVE DATE"                 shall have the same meaning as
                                            provided in the Plan.

           "FRIABLE"                        shall mean material that when dry,
                                            may be crumbled, pulverized, or
                                            reduced to powder by hand pressure.

           "HOMOGENOUS AREA"                shall mean an area (e.g., room or
                                            corridor) in which the ACBM, (i) in
                                            the case of floor covering material,
                                            is uniform in terms of appearance
                                            (e.g., dimension, color and pattern)
                                            and (ii) in the case of all other
                                            ACBM, is uniform in terms of its
                                            constituents as determined by bulk
                                            sample analysis by an Accredited
                                            Laboratory.

           "NOMINAL VALUE"                  shall mean the nominal value of a
                                            Claim determined in accordance with
                                            section 4.3.

           "NOTICE OF DECISION"             shall mean a notice of decision
                                            served by the Asbestos PD Trustee on
                                            a Claimant pursuant to section 6
                                            hereof in the form annexed hereto as
                                            Exhibit 2.

           "NOTICE OF DECISION TO DENY
           CLAIM" shall mean a notice of decision to deny a claim or any part thereof served by the Asbestos PD Trustee in


                                Exhibit 1.17 - 3
                                            the form annexed hereto as Exhibit
                                            3.

           "NOTICE OF RECONSIDERATION"      shall mean a notice of
                                            reconsideration served by a Claimant
                                            on the Asbestos PD Trustee pursuant
                                            to section 7 hereof in the form
                                            annexed hereto as Exhibit 4.

           "OSHA PEL"                       shall mean the permissible exposure
                                            limit of 0.1 asbestos fibers per
                                            cubic centimeter (f/cc) as
                                            collected, analyzed and reported
                                            pursuant to NIOSH Method 7400.

           "PLAN" shall mean the Plan of Reorganization of Armstrong, as confirmed in the Chapter 11 Cases.

           "REQUIRED BULK SAMPLES"          shall mean the following with
                                            respect to the suspected ACBM for
                                            which a Claim is made: (i) three
                                            bulk samples shall be collected from
                                            each Homogeneous Area that is 1,000
                                            ft2 or less; (ii) five bulk samples
                                            shall be collected from each
                                            Homogenous Area that is greater than
                                            1,000 ft2 but less than 5,000 ft2;
                                            (iii) seven bulk samples shall be
                                            collected from each Homogeneous Area
                                            that is greater than 5,000 ft2.

           "QUALIFICATION CRITERIA"         shall mean the criteria set forth in
                                            section 4.2, which must be satisfied
                                            before a Claim may be allowed.

           "TRUSTEE"                        shall mean, collectively, the
                                            trustee(s) of the Asbestos PD Trust.

1.2 The headings and title of this document are for convenience only and are not to be construed as part of the operative provisions of this document or as defining or limiting in any way the scope or intent of the provisions of this document.

1.3 References in this document to any section shall include all sections in such section.

1.4 All references in this document to the singular shall include the plural, where applicable.

1.5 Exhibits referred to in this document are hereby incorporated into and made a part of this document.

1.6 The terms and provisions of this document shall be interpreted in accordance with and governed by applicable federal law and the laws of the State of Delaware without giving effect to the doctrine of conflict of laws.

2.         ORGANIZATION

2.1 These procedures shall be the exclusive method for the evaluation and settlement of Claims.

2.2 The Asbestos PD Trust may at any time following the Claims Information Deadline, and at the sole discretion of the Trustee, by written notice to each Claimant that has filed a Claim Information Form, extend any of the dates established in these procedures within which a Claimant may or shall take an action. The Asbestos PD Trust may only shorten any of the dates within which a Claimant may or shall take an action or extend the time within which the Asbestos PD Trust may or shall take an action by consent of the Claimant(s) affected or by order of the Bankruptcy Court.

3.         CLAIM INFORMATION FORM

3.1 On or before the date that is ninety (90) days after the Effective Date, the Asbestos PD Trust shall mail to each Claimant that has filed a proof of claim in the Chapter 11 Cases that has not


                                Exhibit 1.17 - 4
           previously been disallowed or withdrawn, a copy of these Asbestos Property Damage Claims Resolution Procedures and a Claim Information Form.

3.2 Each Claimant shall complete and serve the Claim Information Form so that it is received at the address specified on the Claim Information Form on or before the Claims Information Deadline.

3.3 The Claimant shall complete a separate Claim Information Form for each building and associated ACBM for which a Claim is made. Each Claim Information Form shall state separately for each building the following information:

           3.3.1      the name, address and use of the building;

           3.3.2 the date on which the Claimant first became aware of the presence of the ACBM;

           3.3.3      the date on which each type of ACBM was installed;

           3.3.4 separately for each Homogenous Area, the type of ACBM (e.g., vinyl asbestos floor tile) and its specific location (room or other designated area within the building);

           3.3.5 separately for each Homogeneous Area of ACBM that remains in place, the quantity thereof (in square feet for flooring products or in linear feet for insulation or other products), the scheduled date of its removal and the estimated or contracted cost of its removal;

           3.3.6 separately for each Homogeneous Area of ACBM that has been removed, the quantity thereof (in square feet for flooring products or in linear feet for insulation or other products), the date of its removal and the actual total cost of its removal.

3.4 The Claimant shall submit with each Claim Information Form the following documentary evidence:

           3.4.1 a copy of all documentary evidence of the date of installation of the ACBM;

           3.4.2 a copy of all documentary evidence of the date on which the Claimant first became aware of the presence of the ACBM;

           3.4.3      an Accredited Laboratory Report;

           3.4.4 with respect to a building in which the ACBM remains in place, an Accredited Management Planner Report in which it is stated that the ACBM for which a Claim is made is in a friable condition and is the source of asbestos fibers released into the air in excess of the OSHA PEL as determined by the average of a minimum of three area air samples per Homogeneous Area;

           3.4.5 for ACBM that remains in place, a copy of all documentary evidence of the schedule for its removal and the estimated or contracted cost of its removal;

           3.4.6 with respect to a building in which the ACBM has been removed, evidence that such ACBM was in a friable condition and was the source of asbestos fibers released into the air in excess of the OSHA PEL prior to its removal;

           3.4.7 for removed ACBM, a copy of all documentary evidence of the actual cost of its removal.

           3.4.8      Failure to provide the information required under sections
                      3.4.1 though 3.4.7 is sufficient grounds for the Asbestos PD Trustee to deny a claim or any part thereof.

3.5 A Claim seeking contribution, in addition to fulfilling the requirements of sections 3.3 and 3.4, shall be accompanied by all documentation evidencing payment for which the Claim is made.


                                Exhibit 1.17 - 5

4.         ASSESSMENT OF CLAIMS

4.1 Each Claim shall be reviewed for compliance with the Qualification Criteria and its Nominal Value shall be determined in accordance with the Compensation Model.

4.2        QUALIFICATION CRITERIA

           4.2.1 In order to be allowed, a Claim must satisfy the following Qualification Criteria:

                      4.2.1.1 The Claimant properly filed a proof of claim corresponding to the ACBM for which the Claim is made in the Chapter 11 Cases on or before the Asbestos PD Bar Date, March 20, 2002, except to the extent that the Bankruptcy Court has ordered that the Claimant be permitted to file such proof of claim untimely, and the Claimant has, in fact, filed its proof of claim within the time specified by the Bankruptcy Court;

                      4.2.1.2 The Claim has not previously been disallowed by an order of the Bankruptcy Court;

                      4.2.1.3 The Claim is not time-barred under the statute of limitations or statute of repose of the Applicable Jurisdiction;

                      4.2.1.4 The Claim is not otherwise barred by the law of the Applicable Jurisdiction; and

                      4.2.1.5 The Claimant timely served a Claim Information Form providing the information required by section 3.3 and the documentary evidence required by section 3.4 hereof.

                      4.2.1.6 Failure to satisfy any of the Qualification Criteria of section 4.2 is sufficient grounds for the Asbestos PD Trustee to deny a Claim or any part thereof.

4.3        NOMINAL VALUE

           4.3.1 The Nominal Value of each Claim will be calculated by the Asbestos PD Trust with reference to the quantity of friable ACBM that remains in place or that has been removed from each Homogeneous Area for which a Claim is made, applying the criteria set forth in the Compensation Model.

5.         COMPENSATION MODEL

5.1 The following criteria shall be applied to the quantity of the ACBM in each Homogenous Area for which a Claim is made in order to determine its Nominal Value:

5.2 For asbestos-containing asphalt floor tile and associated adhesive installed prior to December 31, 1973 and removed no later than December 6, 2000, 10% of the total incremental difference between the actual cost of removal on a per square foot basis and $4.00 per square foot multiplied by the total number of square feet of ACBM satisfying the Qualification Criteria; for such material that remains in place after December 6, 2000, 5% of the total incremental difference between the actual cost of removal on a per square foot basis and $4.00 per square foot multiplied by the total number of square feet of ACBM satisfying the Qualification Criteria.

5.3 For vinyl asbestos floor tile, sheet vinyl with Hydrocord backing and associated adhesive installed prior to December 31, 1983 and removed no later than December 6, 2000, 10% of the total incremental difference between the actual cost of removal on a per square foot basis and $4.00 per square foot multiplied by the total number of square feet of ACBM satisfying the Qualification Criteria; for such material that remains in place after December 6, 2000, 5% of the total incremental difference between the actual cost of removal on a per square foot basis and $4.00 per square foot multiplied by the total number of square feet of ACBM satisfying the Qualification Criteria.


                                Exhibit 1.17 - 6

5.4 With respect to ACBM identified in sections 5.2 and 5.3, the maximum incremental difference upon which Nominal Value is calculated shall be $4.00.

5.5 For all other ACBM for which a Claim is made, Nominal Value shall be no greater than 5% of the actual cost of removal.

6.         NOTICE OF DECISION

6.1 The Asbestos PD Trustee shall, within the later of (i) if the Asbestos PD Trustee moves to disallow a Claim or any part thereof and the Bankruptcy Court enters an order denying such motion as to such Claim, thirty (30) days after entry of such order, or (ii) one hundred eighty (180) days after the Claims Information Deadline, serve on each Claimant a Notice of Decision with respect to each Claim stating the extent to which the Claim has been accepted.

6.2        The Notice of Decision shall state the Nominal Value of the Claim.

6.3 The Notice of Decision will specify the date by which a Notice of Reconsideration must be filed in accordance with the provisions of section 7.1.

7.         NOTICE OF RECONSIDERATION

7.1 Any Claimant dissatisfied with the decision in the Notice of Decision may serve on the Asbestos PD Trust a Notice of Reconsideration within thirty (30) days after service of the Notice of Decision. Failure to timely serve on the Asbestos PD Trust a Notice of Reconsideration shall be deemed a consent to the Notice of Decision, and the Claimant shall be deemed to have waived any right to seek further review of its Claim.

7.2 The Notice of Reconsideration must identify specifically the basis for reconsideration, stating the reason(s) for seeking reconsideration and include all supporting documentation.

7.3 The Asbestos PD Trustee may in his discretion confer with the Claimant's designated representative in an effort to reach agreement on the Nominal Value of the Claim. The Asbestos PD Trustee may agree upon an Adjusted Nominal Value of a Claim but shall have no obligation to do so.

8.         NOTICE OF DECISION TO DENY CLAIM

8.1 Following receipt of a Claim Information Form, the Asbestos PD Trustee may notify the affected Claimant's designated representative of his decision to deny the Claim or any part thereof. A Notice of Decision To Deny Claim shall be in the form of Exhibit 3 and shall be served on the Claimant's designated representative.

8.2 Claimant shall be required within 30 days after service of the Notice of Decision to Deny Claim to:

           8.2.1 produce for deposition the person or persons most knowledgeable with respect to (i) the information provided on the Claim Notification Form and all related documentary evidence and (ii) the decision to manage in place and/or remove the ACBM for which a Claim is made; and

           8.2.2 provide any other information the Asbestos PD Trustee considers relevant to determining the factual basis of the Claim or any part thereof.

8.3 Following review and consideration of information gathered pursuant to sections 8.2.1 and 8.2.2, the Asbestos PD Trustee may file a motion with the Bankruptcy Court requesting a hearing to disallow a Claim or any part thereof. Upon the filing of such motion, notice thereof shall be served upon the Claimant's designated representative. Disallowance of a Claim based upon failure to meet any of the Qualification Criteria shall be made by the Bankruptcy Court, after notice to the affected Claimant's designated representative and a hearing thereon.


                                Exhibit 1.17 - 7

9.         NOTICES

9.1 All notices and other communications made or served under these Asbestos Property Damage Claims Resolution Procedures shall be in writing and shall be deemed to have been duly served on the date of delivery. If delivered by hand or by express delivery service, or on the third business day after the deposit into an authorized United States mail depository, if mailed by First Class Mail, postage prepaid. Notices to the Asbestos PD Trust shall be addressed as follows:

               Armstrong World Industries, Inc. Asbestos Property Damage Trust 2500 Columbia Avenue
               P. O. Box 3001 Lancaster, PA 17604


           Notices to a Claimant shall be addressed as specified in the Claim Information Form.















                                Exhibit 1.17 - 8

                                  EXHIBIT LIST

                         (Exhibits to this document will
             be included in the Exhibit Volume to be filed pursuant
                      to Article I, Section C. of the Plan)



           Exhibit 1:    Claim Information Form
           Exhibit 2:    Notice of Decision
           Exhibit 3:    Notice of Decision to Deny Claim
           Exhibit 4:    Notice of Reconsideration


















                                Exhibit 1.17 - 9

                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


In re                            )
                                 )
                                 )
ARMSTRONG WORLD INDUSTRIES,      )         Chapter 11
INC., et al,                     )         Case No. 00-4471 (RJN)
                                 )         (Jointly Administered)
                     Debtors     )
---------------------------------)



                                  EXHIBIT 1.21

                FORM OF ARMSTRONG WORLD INDUSTRIES, INC. ASBESTOS
                   PROPERTY DAMAGE SETTLEMENT TRUST AGREEMENT


















                                Exhibit 1.21 - 1

                                TABLE OF CONTENTS

                                                                                                       Page


ARTICLE I                 ..............................................................................2

           1.1       Creation and Name..................................................................2

           1.2       Purpose............................................................................2

           1.3       Transfer of Assets.................................................................2

           1.4       Acceptance of Assets and Assumption of Liabilities.................................3

ARTICLE II                ..............................................................................3

           2.1       Powers.............................................................................3

           2.2       General Administration.............................................................5

           2.3       Claims Administration..............................................................6

ARTICLE III               ..............................................................................6

           3.1       Accounts...........................................................................6

           3.2       Investments........................................................................6

           3.3       Source of Payments.................................................................7

ARTICLE IV                ..............................................................................7

           4.1       Number.............................................................................7

           4.2       Term of Service....................................................................7

           4.3       Appointment of a Successor Trustee.................................................8

           4.4       Liability of Trustee, Officers and Employees.......................................8

           4.5       Compensation and Expenses of the Trustee...........................................8

           4.6       Indemnification of Trustee and Additional Indemnitees..............................9

           4.7       Trustee's Lien.....................................................................9

           4.8       Trustee's Employment of Experts....................................................9

           4.9       Trustee's Independence.............................................................9

           4.10      Bond...............................................................................9

ARTICLE V                 ..............................................................................9

           5.1       Irrevocability.....................................................................9

           5.2       Termination........................................................................9

           5.3       Amendments........................................................................10

           5.4       Severability......................................................................10

           5.5       Notices...........................................................................10

           5.6       Successors and Assigns............................................................11

           5.7       Limitation on Claim Interests for Securities Laws Purposes........................11

           5.8       Entire Agreement; No Waiver.......................................................11



                                       i

           5.9       Headings..........................................................................11

           5.10      Governing Law.....................................................................11

           5.11      Settlor Representative and Cooperation............................................12

           5.12      Dispute Resolution................................................................12

           5.13      Enforcement and Administration....................................................12

           5.14      Effectiveness.....................................................................12

           5.15      Counterpart Signatures............................................................12



                    ARMSTRONG WORLD INDUSTRIES, INC. ASBESTOS
                   PROPERTY DAMAGE SETTLEMENT TRUST AGREEMENT

                     This Armstrong World Industries, Inc. Asbestos Property Damage Settlement Trust Agreement (the "ASBESTOS PD TRUST AGREEMENT"), dated the date set forth on the signature page hereof and effective as of the Effective Date, is entered into by Armstrong World Industries, Inc. ("AWI," the "SETTLOR," or the "DEBTOR"), the debtor and debtor in possession in Case No. 00-4471 (AJN) in the United States Bankruptcy Court for the District of Delaware (the "BANKRUPTCY COURT"), as Settlor, and the Trustee (the "TRUSTEE" identified on the signature page hereof and appointed upon confirmation of the Armstrong World Industries, Inc. First Amended Plan of Reorganization under Chapter 11 of the United States Bankruptcy Code, filed on March 14, 2003 (as amended, modified, or supplemented from time to time, the "PLAN"). All capitalized terms not otherwise defined herein shall have their respective meanings as set forth in the Plan, and such definitions are incorporated herein by reference. All capitalized terms not defined herein or defined in the Plan, but defined in the Bankruptcy Code or Bankruptcy Rules, shall have the meanings ascribed to them by the Bankruptcy Code and Bankruptcy Rules, and such definitions are incorporated herein by reference.

                     WHEREAS, on December 6, 2000, AWI filed a voluntary petition for relief under chapter 11 of the Bankruptcy Code with the Bankruptcy Court; and

                     WHEREAS, on ________________, 2003, an order confirming the Plan was entered; and

                     WHEREAS, the Plan provides, inter alia, for the creation of the Armstrong World Industries, Inc. Asbestos Property Damage Settlement Trust (the "ASBESTOS PD TRUST"); and

                     WHEREAS, pursuant to the Plan, the Asbestos PD Trust is to use its assets and income to resolve all Asbestos Property Damage Claims; and

                     WHEREAS, the Asbestos PD Trust is intended to qualify as a "qualified settlement fund" within the meaning of section 1.468B-1 et seq. of the Treasury Regulations promulgated under section 468B of the Internal Revenue Code.

                     NOW, THEREFORE, it is hereby agreed as follows:


                                   ARTICLE I

                               AGREEMENT OF TRUST

                     1.1 CREATION AND NAME. AWI as Settlor hereby creates a trust known as the "Armstrong World Industries, Inc. Asbestos Property Damage Settlement Trust," which is the Asbestos PD Trust provided for and referred to in the Plan. The Trustee may transact the business and affairs of the Asbestos PD Trust in the name of the Asbestos PD Trust.

                     1.2 PURPOSE. The purpose of the Asbestos PD Trust is to assume the liabilities of AWI, its predecessors and successors in interest, for all Asbestos Property Damage Claims, to pursue recoveries from the Asbestos PD Insurance Asset (if Class 4 voted to reject the Plan), and to use the Asbestos PD Trust's assets and income to pay the holders of all valid Asbestos Property Damage Claims in accordance with this Asbestos PD Trust Agreement and the Asbestos PD Claims Resolution Procedures.

                     1.3 TRANSFER OF ASSETS. Pursuant to the Plan, the assets described in section 11.1 and section 11.2 or 11.3 (as applicable) of the Plan (the "ASBESTOS PD TRUST ASSETS") have been transferred and assigned to the Asbestos PD Trust to settle and discharge all Asbestos Property Damage Claims. AWI, Reorganized AWI, and any other transferors shall also execute and deliver such documents to the Asbestos PD Trust as the Trustee may reasonably request to


                                Exhibit 1.21 - 2
transfer and assign the Asbestos PD Trust Assets to the Asbestos PD Trust.

                     1.4 ACCEPTANCE OF ASSETS AND ASSUMPTION OF LIABILITIES

                     (a) In furtherance of the purposes of the Asbestos PD Trust, the Trustee, on behalf of the Asbestos PD Trust, hereby expressly accepts the transfer and assignment to the Asbestos PD Trust of the Asbestos PD Trust Assets in the time and manner as contemplated in the Plan.

                     (b) In furtherance of the purposes of the Asbestos PD Trust, the Trustee, on behalf of the Asbestos PD Trust, expressly assumes all liability for all Asbestos Property Damage Claims. Except as otherwise provided in this Asbestos PD Trust Agreement and the Asbestos PD Claims Resolution Procedures, the Asbestos PD Trust shall have all defenses, cross-claims, offsets, and recoupments, as well as rights of indemnification, contribution, subrogation, and similar rights, regarding such claims that AWI or Reorganized AWI has or would have had under applicable law. Regardless of the foregoing, however, a claimant must meet otherwise applicable federal, state and foreign statutes of limitations and repose, except that a claimant may establish that such statutes were tolled pursuant to a prepetition settlement agreement with AWI, or otherwise by operation of law.

                     (c) No provision herein or in the Asbestos PD Claims Resolution Procedures shall be construed to mandate any actions that would contravene the Asbestos PD Trust's compliance with the requirements of a qualified settlement fund within the meaning of section 1.468B-1 et seq. of the Treasury Regulations promulgated under section 468B of the IRC.

                     (d) AWI and Reorganized AWI shall be entitled to indemnification from the Asbestos PD Trust for any expenses, costs, and fees (including attorneys' fees and costs, but excluding any such expenses, costs, and fees incurred prior to the Effective Date), judgments, settlements, or other liabilities arising from or incurred in connection with any action related to Asbestos Property Damage Claims, including, but not limited to, indemnification or contribution for such claims prosecuted against Reorganized AWI.

                     (e) Nothing in this Asbestos PD Trust Agreement shall be construed in any way to limit the scope, enforceability, or effectiveness of the discharge provided to AWI under the Plan pursuant to section 1141 of the Bankruptcy Code.


                                   ARTICLE II

                         POWERS AND TRUST ADMINISTRATION

                     2.1 POWERS.

                     (a) The Trustee is and shall act as the fiduciary to the Asbestos PD Trust in accordance with the provisions of this Asbestos PD Trust Agreement and the Plan. The Trustee shall, at all times, administer the Asbestos PD Trust and the Asbestos PD Trust Assets in accordance with the purposes set forth in Section 1.2 above. Subject to the limitations set forth in this Asbestos PD Trust Agreement, the Trustee shall have the power to take any and all actions that, in the judgment of the Trustee, are necessary or proper to fulfill the purposes of the Asbestos PD Trust, including, without limitation, each power expressly granted in this Section 2.1, any power reasonably incidental thereto, and any trust power now or hereafter permitted under the laws of the State of Delaware.

                     (b) Except as required by applicable law or otherwise specified herein, the Trustee need not obtain the order or approval of any court in the exercise of any power or discretion conferred hereunder.


                                Exhibit 1.21 - 3

                     (c) Without limiting the generality of Section 2.1(a) above, and except as limited below, the Trustee shall have the power to:

                      (A) receive and hold the Asbestos PD Trust Assets and exercise all rights with respect thereto;

                      (B) invest the monies held from time to time by the Asbestos PD Trust;

                      (C) sell, transfer, or exchange any or all of the Asbestos PD Trust Assets at such prices and upon such terms as the Trustee may consider proper, consistent with the other terms of this Asbestos PD Trust Agreement;

                      (D) enter into leasing and financing agreements with third parties to the extent such agreements are reasonably necessary to permit the Asbestos PD Trust to operate;

                      (E) pay liabilities and expenses of the Asbestos PD Trust, including, but not limited to, Asbestos PD Trust expenses;

                      (F) establish such funds, reserves and accounts within the Asbestos PD Trust estate as deemed by the Trustee to be useful in carrying out the purposes of the Asbestos PD Trust;

                      (G) sue and be sued and participate, as a party or otherwise, in any judicial, administrative, arbitrative, or other proceeding;

                      (H) establish, supervise and administer the Asbestos PD Trust in accordance with the Asbestos PD Claims Resolution Procedures and the terms thereof;

                      (I) appoint such officers and hire such employees and engage such legal, financial, accounting, investment, auditing, and other consultants and agents as the business of the Asbestos PD Trust requires and delegate to such persons such powers and authorities as the fiduciary duties of the Trustee permit and as the Trustee, in his or her discretion, deems advisable or necessary in order to carry out the terms of this Asbestos PD Trust;

                      (J) pay employees, legal, financial, accounting, investment, auditing, and other consultants, advisors, and agents, including those engaged by the Asbestos PD Trust in connection with its alternative dispute resolution activities or litigation-related activities, reasonable compensation;

                      (K) compensate the Trustee as provided below, and his or her employees, legal, financial, accounting, investment and other advisors, consultants, independent contractors, and agents, and reimburse the Trustee all reasonable out-of-pocket costs and expenses incurred by such persons in connection with the performance of their duties hereunder;

                      (L) execute and deliver such instruments as the Trustee considers proper in administering the Asbestos PD Trust;

                      (M) enter into such other arrangements with third parties as are deemed by the Trustee to be useful in carrying out the purposes of the Asbestos PD Trust, provided such arrangements do not


                                Exhibit 1.21 - 4
           conflict with any other provision of this Asbestos PD Trust
           Agreement;

                      (N) in accordance with Section 4.6(b) below, defend, indemnify and hold harmless (and purchase insurance indemnifying) the Trustee, the officers and employees of the Asbestos PD Trust, and any agents, advisors and consultants of the Asbestos PD Trust (the "ADDITIONAL INDEMNITEES"), to the fullest extent that a corporation or trust organized under the law of the Asbestos PD Trust's situs is from time to time entitled to indemnify and/or insure its directors, trustees, officers, employees, agents, advisors and representatives;

                      (O) delegate any or all of the authority herein conferred with respect to the investment of all or any portion of the Asbestos PD Trust Assets to any one or more reputable individuals or recognized institutional investment advisors or investment managers without liability for any action taken or omission made because of any such delegation, except as provided in Section 4.4 below;

                      (P) make, pursue (by arbitration, litigation or otherwise), collect, compromise or settle, in the name of the Asbestos PD Trust or the name of Reorganized AWI, any claim, right, action, or cause of action included in the Asbestos PD Trust Assets, including, but not limited to, insurance recoveries, before any relevant forum or court of competent jurisdiction; provided that settlement of actions before the Bankruptcy Court require the approval of the Bankruptcy Court after notice to Reorganized AWI and all remaining holders of Asbestos Property Damage Claims.

                     (d) The Trustee shall not have the power to guarantee any debt of other persons.

                     2.2 GENERAL ADMINISTRATION.

                     (a) Subject to the approval of the Bankruptcy Court after notice to Reorganized AWI and all remaining holders of Asbestos Property Damage Claims, the Trustee may adopt bylaws that are not inconsistent with the terms of this Asbestos PD Trust Agreement to govern the affairs of the Asbestos PD Trust (the "Asbestos PD Trust Bylaws"). In the event of an inconsistency between the Asbestos PD Trust Bylaws and this Asbestos PD Trust Agreement, the Asbestos PD Trust Agreement shall govern. In the event of an inconsistency between the Plan and the Asbestos PD Trust Agreement, the Plan shall govern.

                     (b) The Trustee shall (i) timely file such income tax and other returns and statements and shall timely pay all taxes required to be paid,
(ii) comply with all withholding obligations, as required under the applicable provisions of the IRC and of any state law and the regulations promulgated thereunder, (iii) meet without limitation all requirements necessary to qualify and maintain qualification of the Asbestos PD Trust as a qualified settlement fund within the meaning of section 1.468B-1 et seq. of the Treasury Regulations promulgated under section 468B of the IRC, and (iv) take no action that could cause the Asbestos PD Trust to fail to qualify as a qualified settlement fund within the meaning of section 1.468B-1 et seq. of the Treasury Regulations promulgated under section 468B of the IRC.

                     (c) The Trustee shall timely account to the Bankruptcy Court as follows:

                      (A) The Trustee shall cause to be prepared and filed with the Bankruptcy Court, as soon as available, and in any event within one hundred and twenty (120) days following the end of each fiscal year, an annual report containing financial statements of the Asbestos PD Trust (including, without limitation, a balance sheet of the Asbestos PD Trust as of the end of such fiscal year and a statement of operations for such fiscal year) audited by a firm of independent certified public accountants selected by the Trustees and


                                Exhibit 1.21 - 5
           accompanied by an opinion of such firm as to the conformity of the financial statements with generally accepted accounting principles.

                      (B) Simultaneously with the filing of each set of financial statements referred to in Article 2.2(c)(i) above, the Trustee shall cause to be prepared and filed with the Bankruptcy Court a report containing a summary regarding the claims disposed of during the period covered by the financial statements.

                      (C) All materials required to be filed with the Bankruptcy Court by this Section 2.2(c) shall be available for inspection by the public in accordance with procedures established by the Bankruptcy Court and shall be filed with the Office of the United States Trustee for the District of Delaware, and shall be sent by first class mail, postage prepaid, to Reorganized AWI and each remaining holder of Asbestos Property Damage Claims.

                     (d) The Trustee shall be required to obtain the approval of the Bankruptcy Court, after notice to Reorganized AWI and all holders of any remaining Asbestos Property Damage Claims, in addition to any other instances elsewhere enumerated, in order to do any of the following:

                      (A) to terminate the Asbestos PD Trust pursuant to Section
           5.2 below;

                      (B) to settle the liability of any insurer under any insurance policy or legal action related thereto with respect to the Asbestos PD Insurance Asset; provided, however, that the Asbestos PD Trust will give Reorganized AWI prior written notice of any such settlement; or

                      (C) to take structural or other actions to minimize any tax on the Asbestos PD Trust Assets.

                     2.3 CLAIMS ADMINISTRATION. The Trustee shall promptly proceed to implement the Asbestos PD Claims Resolution Procedures.


                                  ARTICLE III

                       ACCOUNTS, INVESTMENTS, AND PAYMENTS

                     3.1 ACCOUNTS. The Trustee may, from time to time, create such accounts and reserves within the Asbestos PD Trust estate as he or she may deem necessary, prudent, or useful in order to provide for the payment of expenses and payment of Asbestos Property Damage Claims and may, with respect to any such account or reserve, restrict the use of monies therein.

                     3.2 INVESTMENTS. Investment of monies held in the Asbestos PD Trust shall be administered in the manner in which individuals of ordinary prudence, discretion, and judgment would act in the management of their own affairs, subject to the following limitations and provisions:

                     (a) The Asbestos PD Trust shall not hold, directly or indirectly, more than 5% of the equity in any entity or business enterprise or acquire, directly or indirectly, equity in any entity or business enterprise if, immediately following such acquisition, the Asbestos PD Trust would hold more than 5% of the equity in such entity or business enterprise.

                     (b) The Asbestos PD Trust shall not acquire or hold any long-term debt securities unless (i) such securities are rated "Baa" or higher by Moody's, "BBB" or higher by Standard & Poor's ("S&P's"), or have been given an equivalent investment grade rating by another nationally recognized


                                Exhibit 1.21 - 6
statistical rating agency, or (ii) have been issued or fully guaranteed as to principal and interest by the United States of America or any agency or instrumentality thereof.

                     (c) The Asbestos PD Trust shall not acquire or hold for longer than ninety (90) days any commercial paper unless such commercial paper is rated "Prime-1" or higher by Moody's or "A-1" or higher by S&P's or has been given an equivalent rating by another nationally recognized statistical rating agency.

                     (d) The Asbestos PD Trust shall not acquire or hold any common or preferred stock or convertible securities unless such stock or securities are rated "A" or high by Moody's or "A" or higher by S&P's or have been given an equivalent investment grade rating by another nationally recognized statistical rating agency.

                     (e) The Asbestos PD Trust shall not acquire any debt securities or other instruments issued by any entity (other than debt securities or other instruments issued or fully guaranteed as to principal and interest by the United States of America or any agency or instrumentality thereof) if, following such acquisition, the aggregate market value of all debt securities and instruments issued by such entity held by the Asbestos PD Trust would exceed 2% of the aggregate value of the Asbestos PD Trust estate. The Asbestos PD Trust shall not hold any debt securities or other instruments issued by any entity (other than debt securities or other instruments issued or fully guaranteed as to principal and interest by the United States of America or any agency or instrumentality thereof and other than debt securities) to the extent that the aggregate market value of all securities and instruments issued by such entity held by the Asbestos PD Trust would exceed 5% of the aggregate value of the Asbestos PD Trust Assets.

                     (f) The Asbestos PD Trust shall not acquire or hold any certificates of deposit unless all publicly held, long-term debt securities, if any, of the financial institution issuing the certificate of deposit and the holding company, if any, of which such financial institution is a subsidiary, meet the standards set forth in Section 3.2(b) above.

                     (g) The Asbestos PD Trust shall not acquire or hold any repurchase obligations unless, in the opinion of the Trustee, they are adequately collateralized.

                     (h) The Asbestos PD Trust shall not acquire or hold any options.

                     3.3 SOURCE OF PAYMENTS. All Asbestos PD Trust expenses and payments and all liabilities with respect to Asbestos Property Damage Claims shall be payable solely by the Trustees out of the Asbestos PD Trust Assets. Neither AWI, Reorganized AWI, their subsidiaries, any successor in interest, the present or former directors, officers, employees or agents of AWI, Reorganized AWI, nor the Trustee, or any of their respective officers, agents, advisors, or employees shall be liable for the payment of any Asbestos PD Trust expense or any other liability of the Asbestos PD Trust.


                                   ARTICLE IV

                                     TRUSTEE

                     4.1 NUMBER. There shall be one (1) Trustee. The initial Trustee shall be the person named on the signature page hereof.

                     4.2 TERM OF SERVICE.

                     (a) The Trustee shall serve from the Effective Date until the earliest of (i) his or her death, (ii) the effective date of his or her resignation pursuant to Section 4.2(b) below, (iii) his or her removal pursuant to Section 4.2(c) below, and (iv) the termination of the Asbestos PD Trust pursuant to Section 5.2 below.


                                Exhibit 1.21 - 7

                     (b) A Trustee may resign at any time by written notice to the holders of the remaining Asbestos Property Damage Claims and Reorganized AWI. Such notice shall specify a date when such resignation shall take place, which shall not be earlier than the date of the appointment of a successor trustee, where practicable.

                     (c) A Trustee may be removed by an order of the Bankruptcy Court in the event that he or she becomes unable to discharge his or her duties hereunder due to accident or physical or mental deterioration, or for other good cause. "Good cause" shall be deemed to include, without limitation, any substantial failure to comply with the general administration provisions of
Section 2.2 above, or a consistent pattern of neglect and failure to perform or participate in performing the duties of the Trustee hereunder. Such removal shall take effect at such time as the Bankruptcy Court shall determine.

                     4.3 APPOINTMENT OF A SUCCESSOR TRUSTEE.

                     (a) In the event of a vacancy in the position of Trustee, Reorganized AWI shall nominate a successor Trustee (the "SUCCESSOR PD TRUSTEE"). The appointment of the Successor PD Trustee shall be subject to the approval of the Bankruptcy Court, after notice to the remaining holders of Asbestos Property Damage Claims.

                     (b) Immediately upon the appointment of any Successor PD Trustee, all rights, titles, duties, powers and authority of the predecessor Trustee hereunder shall be vested in, and undertaken by, the Successor PD Trustee without any further act. No Successor PD Trustee shall be liable personally for any act or omission of his or her predecessor Trustees.

                     (c) Each Successor PD Trustee shall serve until the earliest of (i) his or her death, (ii) the effective date of his or her resignation pursuant to Section 4.2(b) above, (iii) his or her removal pursuant to Section 4.2(c) above, or (iv) the termination of the Asbestos PD Trust pursuant to Section 5.2 below.

                     4.4 LIABILITY OF TRUSTEE, OFFICERS AND EMPLOYEES. The Trustee and the individuals identified as Additional Indemnitees in Section 2.1(c)(N) above shall not be liable to the Asbestos PD Trust, to any entity holding an Asbestos Property Damage Claim, or to any other person, except for such individual's own breach of trust committed in bad faith or willful misappropriation. In addition, the Trustee and the Additional Indemnitees shall not be liable for any act or omission of any other Trustee or Additional Indemnitee unless such person acted with bad faith in the selection or retention of such other Trustee or Additional Indemnitee.

                     4.5 COMPENSATION AND EXPENSES OF THE TRUSTEE.

                     (a) The Trustee shall receive compensation from the Asbestos PD Trust for his or her services as a Trustee in the amount of $_____________ per annum, plus a per diem allowance for business performed in the amount of $__________. The Trustee may provide for partial payment of per diem amounts on a proportional basis for activities of less than a full day's duration. The per annum and per diem compensation payable to the Trustee hereunder shall be reviewed every three (3) years and appropriately adjusted for changes in the cost of living. Any other changes in compensation of the Trustee shall be made subject to the approval of the Bankruptcy Court after notice to Reorganized AWI and the holders of remaining Asbestos Property Damage Claims.

                     (b) The Asbestos PD Trust will promptly reimburse the Trustee for all reasonable out-of-pocket costs and expenses incurred by the Trustee in connection with the performance of his or her duties hereunder.

                     (c) The Asbestos PD Trust shall include a description of the amounts paid under this Section 4.5 in the accounts to be filed with the Bankruptcy Court pursuant to Section 2.2(c)(A) above.


                                Exhibit 1.21 - 8

                     4.6 INDEMNIFICATION OF TRUSTEE AND ADDITIONAL INDEMNITEES.

                     (a) The Asbestos PD Trust shall indemnify and defend the Trustee, as well as the Additional Indemnitees, in the performance of their duties hereunder to the fullest extent that a corporation or trust organized under the laws of the Asbestos PD Trust's situs is from time to time entitled to indemnify and defend such persons against any and all liabilities, expenses, claims, damages or losses incurred by them in the performance of their duties. Notwithstanding the foregoing, the Trustee and the Additional Indemnitees shall not be indemnified or defended in any way for any liability, expense, claim, damage, or loss for which he or she is ultimately liable under Section 4.4 above.

                     (b) Reasonable expenses, costs and fees (including attorneys' fees and costs) incurred by or on behalf of a Trustee or an Additional Indemnitee in connection with any action, suit, or proceeding, whether civil, administrative or arbitrative from which he or she is indemnified by the Asbestos PD Trust pursuant to Section 4.6(a) above, shall be paid by the Asbestos PD Trust in advance of the final disposition thereof upon receipt of an undertaking, by or on behalf of the Trustee or Additional Indemnitee, to repay such amount in the event that it shall be determined ultimately by final order that such Trustee or Additional Indemnitee is not entitled to be indemnified by the Asbestos PD Trust.

                     (c) The Trustee may purchase and maintain reasonable amounts and types of insurance on behalf of an individual who is or was a Trustee or Additional Indemnitee including against liability asserted against or incurred by such individual in that capacity or arising from his or her status as a Trustee, officer, employee, agent or other representative.

                     4.7 TRUSTEE'S LIEN. The Trustee and the Additional Indemnitees shall have a first priority lien upon the Asbestos PD Trust Assets to secure the payment of any amounts payable to them pursuant to Section 4.6 above.

                     4.8 TRUSTEE'S EMPLOYMENT OF EXPERTS. The Trustee may, but shall not be required to, retain and/or consult with counsel, accountants, appraisers, auditors, and other parties deemed by the Trustee to be qualified as experts on the matters submitted to him or her, and the written opinion of or information provided by any such parties on any matters submitted to them by the Trustee shall be full and complete authorization and protection in respect of any action taken or not taken by the Trustee hereunder in good faith and in accordance with the written opinion of or information provided by any such party.

                     4.9 TRUSTEE'S INDEPENDENCE. The Trustee shall not, during the term of his or her service, hold a financial interest in, act as attorney or agent for, or serve as any other professional for Reorganized AWI. The Trustee shall not act as an attorney for any person who holds an Asbestos Property Damage Claim.

                     4.10 BOND. The Trustee shall not be required to post any bond or other form of surety or security unless otherwise ordered by the Bankruptcy Court.


                                   ARTICLE V

                               GENERAL PROVISIONS

                     5.1 IRREVOCABILITY. The Asbestos PD Trust is irrevocable.

                     5.2 TERMINATION.

                     (a) The Asbestos PD Trust shall automatically terminate on the date ninety (90) days after the first to occur of the following events:


                                Exhibit 1.21 - 9

                      (A) the Trustee decides to terminate the Asbestos PD Trust because all Asbestos Property Damage Claims have been liquidated and paid to the extent provided in this Asbestos PD Trust Agreement and the Asbestos PD Claims Resolution Procedures or disallowed by a final, non-appealable order; or

                      (B) if the Trustee has procured and has in place irrevocable insurance policies and has established claims handling agreements and other necessary arrangements with suitable third parties adequate to discharge all expected remaining obligations and expenses of the Asbestos PD Trust in a manner consistent with this Asbestos PD Trust Agreement and the Asbestos PD Claims Resolution Procedures, the date on which the Bankruptcy Court enters an order approving such insurance and other arrangements and such order becomes a final order; or

                      (C) to the extent that any rule against perpetuities shall be deemed applicable to the Asbestos PD Trust, twenty-one (21) years less ninety-one (91) days pass after the death of the last survivor of all of the descendants of the late Joseph P. Kennedy, Sr., father of the late President John F. Kennedy, living on the date hereof.

                     (b) On the Termination Date, after payment of all the Asbestos PD Trust's liabilities has been provided for, all monies remaining in the Asbestos PD Trust estate shall be given to organization(s) exempt from federal income tax under section 501(c)(3) of the Internal Revenue Code, which tax-exempt organization(s) shall be selected by the Trustee using his or her reasonable discretion; provided, however, that the tax-exempt organization(s) shall not bear any relationship to Reorganized AWI within the meaning of section 468B(d)(3) of the Internal Revenue Code. Notwithstanding any contrary provision of the Plan and related documents, this Section 5.2(b) cannot be modified or amended.

                     (c) On the Termination Date, after satisfaction of all Asbestos Property Damage Claims, any rights to any remaining Asbestos PD Insurance Asset shall revert to Reorganized AWI.

                     5.3 AMENDMENTS. The Trustee, with the approval of the Bankruptcy Court after notice to Reorganized AWI and the remaining holders of Asbestos Property Damage Claims, may modify or amend this Asbestos PD Trust Agreement and the Asbestos PD Trust Bylaws. Any modification or amendment made pursuant to this Section 5.3 must be done in writing.

                     5.4 SEVERABILITY. Should any provision in this Asbestos PD Trust Agreement be determined to be unenforceable, such determination shall in no way limit or affect the enforceability and operative effect of any and all other provisions of this Asbestos PD Trust Agreement.

                     5.5 NOTICES. Notices to entities asserting Asbestos Property Damage Claims shall be given by first class mail, postage prepaid, at the address or addresses for further information provided for such entity in the proof of claim filed by such holder of an Asbestos Property Damage Claim, or such corrected address as may be provided by such holder in writing to the Trustee.

                     (a) Any notices or other communications required or permitted hereunder to the following parties shall be in writing and delivered at the addresses designated below, or sent by telex, telecopy or facsimile pursuant to the instructions listed below, or mailed by registered or certified mail, return receipt requested, postage prepaid, addressed as follows, or to such other address or addresses as may hereafter be furnished in writing to each of the other parties listed below in compliance with the terms hereof.

To the Asbestos PD Trust through the Trustee:

To Reorganized AWI:


                               Exhibit 1.21 - 10

                     Armstrong World Industries, Inc.
                     Corporate Center
                     Post Office Box 3666
                     Lancaster, Pennsylvania  17604-3666
                     Attention:  General Counsel
                     Telecopier:
                     Telephone Confirmation:


                                     and

                     Weil, Gotshal & Manges LLP
                     767 Fifth Avenue
                     New York, New York  10153
                     Attention: Stephen Karotkin, Esq.
                     Telecopier: (212) 310-8007
                     Telephone Confirmation: (212) 310-8888

                     (b) All such notices and communications if mailed shall be effective when physically delivered at the designated addresses or, if electronically transmitted, when the communication is received at the designated addresses and confirmed by the recipient by return transmission.

                     5.6 SUCCESSORS AND ASSIGNS. The provisions of this Asbestos PD Trust Agreement shall be binding upon and inure to the benefit of AWI, the Asbestos PD Trust, the Trustee, and Reorganized AWI, and their respective successors and assigns, except that neither AWI, the Asbestos PD Trust, the Trustee nor Reorganized AWI may assign or otherwise transfer any of its, or their, rights or obligations under this Asbestos PD Trust Agreement except, in the case of the Asbestos PD Trust and the Trustee, as contemplated by Section
2.1 above.

                     5.7 LIMITATION ON CLAIM INTERESTS FOR SECURITIES LAWS PURPOSES. Asbestos Property Damage Claims, and any interests therein, (a) shall not be assigned, conveyed, hypothecated, pledged or otherwise transferred, voluntarily or involuntarily, directly or indirectly, except by will or under the laws of descent and distribution; (b) shall not be evidenced by a certificate or other instrument; (c) shall not possess any voting rights with respect to the Asbestos PD Trust; and (d) shall not be entitled to receive any dividends or interest; provided, however, that clause (a) of this Section 5.7 shall not apply to the holder of a claim that is subrogated to an Asbestos Property Damage Claim as a result of its satisfaction of such Asbestos Property Damage Claim.

                     5.8 ENTIRE AGREEMENT; NO WAIVER. The entire agreement of the parties relating to the subject matter of this Asbestos PD Trust Agreement is contained herein and in the documents referred to herein, and this Asbestos PD Trust Agreement and such documents supersede any prior oral or written agreements concerning the subject matter hereof. No failure to exercise or delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any further exercise thereof or of any other right, power or privilege. The rights and remedies herein provided are cumulative and are not exclusive of rights under law or in equity.

                     5.9 HEADINGS. The headings used in this Asbestos PD Trust Agreement are inserted for convenience only and do not constitute a portion of this Asbestos PD Trust Agreement, nor in any manner affect the construction of the provisions of this Asbestos PD Trust Agreement.

                     5.10 GOVERNING LAW. This Asbestos PD Trust Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to Delaware conflict of law principles.


                               Exhibit 1.21 - 11

                     5.11 SETTLOR REPRESENTATIVE AND COOPERATION. AWI is hereby irrevocably designated as the Settlor, and it is hereby authorized to take any action required of the Settlor in connection with the Asbestos PD Trust Agreement. AWI agrees to cooperate in implementing the goals and objectives of this Asbestos PD Trust.

                     5.12 DISPUTE RESOLUTION. Any disputes that arise under this Asbestos PD Trust Agreement or under the Asbestos PD Claims Resolution Procedures shall be resolved by submission of the matter to an alternative dispute resolution ("ADR") process mutually agreeable to the parties involved. Should any party to the ADR process be dissatisfied with the outcome of such process, that party may apply to the Bankruptcy Court for a judicial determination of the matter. Should the dispute not be resolved by ADR process within thirty (30) days after submission, the parties are relieved of the requirement to pursue ADR prior to application to the Bankruptcy Court.

                     5.13 ENFORCEMENT AND ADMINISTRATION. The provisions of this Asbestos PD Trust Agreement and the Asbestos PD Claims Resolution Procedures attached hereto shall be enforced by the Bankruptcy Court pursuant to the Plan. The parties hereby further acknowledge and agree that the Bankruptcy Court shall have exclusive jurisdiction over the settlement of the accounts of the Trustee and over any disputes hereunder not resolved by alternative dispute resolution in accordance with Section 5.13 above.

                     5.14 EFFECTIVENESS. This Asbestos PD Trust Agreement shall not become effective until it has been executed and delivered by all the parties hereto.

                     5.15 COUNTERPART SIGNATURES. This Asbestos PD Trust Agreement may be executed in any number of counterparts, each of which shall constitute an original, but such counterparts shall together constitute but one and the same instrument.

                     IN WITNESS WHEREOF, the parties have executed this Asbestos PD Trust Agreement this _____ day of ________________________, _______.



                                  ARMSTRONG WORLD INDUSTRIES, INC., SETTLOR, BY



                                    Name:
                                         ---------------------------------

                                    Title:
                                          --------------------------------


                                    TRUSTEE


                                    Name:
                                          --------------------------------






                               Exhibit 1.21 - 12

                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


In re                                  )
                                       )
                                       )
ARMSTRONG WORLD INDUSTRIES,            )         Chapter 11
INC., et al.,                          )         Case No. 00-4471 (RJN)
                                       )         (Jointly Administered)
                     Debtors           )
-------------------------------------  )



                                  Exhibit 1.29

                       FORM OF ASBESTOS PI TRUST AGREEMENT

                         ARMSTRONG WORLD INDUSTRIES, INC.
               ASBESTOS PERSONAL INJURY SETTLEMENT TRUST AGREEMENT
               ---------------------------------------------------

           This Armstrong World Industries, Inc. Asbestos Personal Injury Settlement Trust Agreement ("PI TRUST AGREEMENT"), dated the date set forth on the signature page hereof and effective as of the Effective Date, is entered into by Armstrong World Industries, Inc. ("AWI," the "SETTLOR," or the "DEBTOR"), the Debtor and debtor-in-possession in Case No. 00-4471 (RJN) in the United States Bankruptcy Court for the District of Delaware as Settlor; the Legal Representative for Asbestos-Related Future Claimants ("FUTURE CLAIMANTS' REPRESENTATIVE"); the Official Committee of Asbestos Creditors ("ACC"); and the Trustees ("TRUSTEES") and the members of the PI Trust Advisory Committee ("TAC") identified on the signature page hereof and appointed at Confirmation pursuant to the Armstrong World Industries, Inc. First Amended Plan of Reorganization under Chapter 11 of the United States Bankruptcy Code, dated March 14, 2003 ("PLAN"), as such Plan may be amended, modified or supplemented from time to time. All capitalized terms not otherwise defined herein shall have their respective meanings as set forth in the Plan, and such definitions are incorporated herein by reference. All capitalized terms not defined herein or defined in the Plan, but defined in the Bankruptcy Code or Rules, shall have the meanings ascribed to them by the Bankruptcy Code and Rules, and such definitions are incorporated herein by reference.

           WHEREAS, at the time of the entry of the order for relief in the Chapter 11 case, AWI was named as a defendant in actions involving personal injury ("PI") or death claims caused by exposure to asbestos-containing products for which AWI, its predecessors, successors and assigns have legal liability for Asbestos Personal Injury Claims as defined in the Plan (hereinafter referred to for all purposes as "PI TRUST CLAIMS"); and

           WHEREAS, AWI has reorganized under the provisions of Chapter 11 of the Bankruptcy Code in a case pending in the United States Bankruptcy Court for the District of Delaware, known as In re Armstrong World Industries, Inc., Debtor, Case No. 00-4471 (RJN); and

           WHEREAS, the Plan has been confirmed by the Bankruptcy Court; and

           WHEREAS, the Plan provides, inter alia, for the creation of the Armstrong World Industries, Inc. Asbestos Personal Injury Settlement Trust ("PI TRUST"); and

           WHEREAS, pursuant to the Plan, the PI Trust is to use its assets and income to satisfy all PI Trust Claims; and

           WHEREAS, it is the intent of AWI, the Trustees, the ACC, the TAC, and the Future Claimants' Representative that the PI Trust be administered, maintained, and operated at all times through mechanisms that provide reasonable assurance that the PI Trust will satisfy all PI Trust Claims pursuant to the Armstrong World Industries, Inc. Asbestos Personal Injury Settlement Trust Distribution Procedures ("TDP") that are attached hereto as Exhibit 1 in substantially the same manner, and in strict compliance with the terms of this PI Trust Agreement; and

           WHEREAS, pursuant to the Plan, the PI Trust is intended to qualify as a "qualified settlement fund" within the meaning of section 1.468B-1 et seq. of the Treasury Regulations promulgated under section 468B of the Internal Revenue Code ("IRC"); and

           WHEREAS, the Bankruptcy Court has determined that the PI Trust and the Plan satisfy all the prerequisites for an injunction pursuant to section 524(g) of the Bankruptcy Code, and such injunction has been entered in connection with the Confirmation Order;

           NOW, THEREFORE, it is hereby agreed as follows:



                                Exhibit 1.29-1

                                    SECTION 1

                               AGREEMENT OF TRUST
                               ------------------

           1.1 CREATION AND NAME. AWI as Settlor hereby creates a trust known as the "Armstrong World Industries, Inc. Asbestos Personal Injury Settlement Trust," which is the Asbestos PI Trust provided for and referred to in the Plan. The Trustees of the PI Trust may transact the business and affairs of the PI Trust in the name of the PI Trust.

           1.2 PURPOSE. The purpose of the PI Trust is to assume the liabilities of AWI, its predecessors and successors in interest, for all PI Trust Claims, and to use the PI Trust's assets and income to pay the holders of all PI Trust Claims in accordance with this PI Trust Agreement and the TDP in such a way that such holders of PI Trust Claims are treated fairly, equitably and reasonably in light of the limited assets available to satisfy such claims, and to otherwise comply in all respects with the requirements of a trust set forth in section 524(g)(2)(B) of the Bankruptcy Code.

           1.3 TRANSFER OF ASSETS. Pursuant to section 10.1(b) of the Plan, the Asbestos PI Insurance Asset and the PI Trust's share of the Reorganization Consideration has been transferred and assigned to the PI Trust to settle and discharge all PI Trust Claims. Pursuant to the Plan, AWI, its successors in interest thereto, from and after the Effective Date ("REORGANIZED AWI") and others may also transfer and assign additional assets to the PI Trust from time to time (together with all assets previously transferred to the PI Trust, collectively referred to as the "PI TRUST ASSETS"). In all events, the PI Trust Assets will be transferred to the PI Trust free and clear of any liens or other claims by AWI, Reorganized AWI, any creditor, or other entity except as otherwise provided in the Plan. AWI, Reorganized AWI, and any other transferors shall also execute and deliver such documents to the PI Trust as the Trustees reasonably request to transfer and assign the PI Trust Assets to the PI Trust.

           1.4 ACCEPTANCE OF ASSETS AND ASSUMPTION OF LIABILITIES (a) In furtherance of the purposes of the PI Trust, the Trustees, on behalf of the PI Trust, hereby expressly accept the transfer and assignment to the PI Trust of the PI Trust Assets in the time and manner contemplated in the Plan.

           (b) In furtherance of the purposes of the PI Trust, the Trustees, on behalf of the PI Trust, expressly assume all liability for all PI Trust Claims. Except as otherwise provided in this PI Trust Agreement and the TDP, the PI Trust shall have all defenses, cross-claims, offsets, and recoupments, as well as rights of indemnification, contribution, subrogation, and similar rights, regarding such claims that AWI or Reorganized AWI has or would have had under applicable law. Regardless of the foregoing, however, a claimant must meet otherwise applicable federal, state and foreign statutes of limitations and repose, except as otherwise provided in Section 5.1(a)(2) of the TDP.

           (c) No provision herein or in the TDP shall be construed to mandate distributions on any claims or other actions that would contravene the PI Trust's compliance with the requirements of a qualified settlement fund within the meaning of section 1.468B-1 et seq. of the Treasury Regulations promulgated under section 468B of the IRC.

           (d) AWI and Reorganized AWI shall be entitled to indemnification from the PI Trust for any expenses, costs, and fees (including attorneys' fees and costs, but excluding any such expenses, costs, and fees incurred prior to the Effective Date), judgments, settlements, or other liabilities arising from or incurred in connection with any action related to PI Trust Claims, including, but not limited to, indemnification or contribution for such claims prosecuted against Reorganized AWI.

           (e) Nothing in this PI Trust Agreement shall be construed in any way to limit the scope, enforceability, or effectiveness of the Section 524(g) injunction issued in connection with the Plan or the PI Trust's assumption of all liability for PI Trust Claims, subject to the provisions of Section 1.4(b) above.




                                  Exhibit 1.29-2

                                    SECTION 2

                         POWERS AND TRUST ADMINISTRATION
                         -------------------------------


           2.1 POWERS.

           (a) The Trustees are and shall act as the fiduciaries to the PI Trust in accordance with the provisions of this PI Trust Agreement and the Plan. The Trustees shall, at all times, administer the PI Trust and the PI Trust Assets in accordance with the purposes set forth in Section 1.2 above. Subject to the limitations set forth in this PI Trust Agreement, the Trustees shall have the power to take any and all actions that, in the judgment of the Trustees, are necessary or proper to fulfill the purposes of the PI Trust, including, without limitation, each power expressly granted in this Section 2.1, any power reasonably incidental thereto, and any trust power now or hereafter permitted under the laws of the State of Delaware.

           (b) Except as required by applicable law or otherwise specified herein, the Trustees need not obtain the order or approval of any court in the exercise of any power or discretion conferred hereunder.

           (c) Without limiting the generality of Section 2.1(a) above, and except as limited below, the Trustees shall have the power to:

               (i) receive and hold the PI Trust Assets, vote the Reorganized AWI common stock, and exercise all rights with respect to, and sell, any securities issued by Reorganized AWI that are included in the PI Trust Assets, subject to any restrictions set forth in the Amended and Restated Articles of Incorporation and the Shareholder and Registration Rights Agreement and as otherwise imposed by applicable law;

               (ii) invest the monies held from time to time by the PI Trust;

               (iii) sell, transfer, or exchange any or all of the PI Trust Assets at such prices and upon such terms as the Trustees may consider proper, consistent with the other terms of this PI Trust Agreement;

               (iv) enter into leasing and financing agreements with third parties to the extent such agreements are reasonably necessary to permit the PI Trust to operate;

               (v) pay liabilities and expenses of the PI Trust, including, but not limited to, PI Trust expenses;

               (vi) establish such funds, reserves and accounts within the PI Trust estate, as deemed by the Trustees to be useful in carrying out the purposes of the PI Trust;

               (vii) sue and be sued and participate, as a party or otherwise, in any judicial, administrative, arbitrative, or other proceeding;

               (viii) establish, supervise and administer the PI Trust in accordance with the TDP and the terms thereof;

               (ix) appoint such officers and hire such employees and engage such legal, financial, accounting, investment, auditing and forecasting, and other consultants and agents as the business of the PI Trust requires, and delegate to such persons such powers and authorities as the fiduciary duties of the Trustees permit and as the Trustees, in their discretion, deem advisable or necessary in order to carry out the terms of this PI Trust;

               (x) pay employees, legal, financial, accounting, investment, auditing, and forecasting, and other consultants, advisors, and agents, including those engaged by the PI Trust in connection with its alternative dispute resolution activities, reasonable compensation;

               (xi) compensate the Trustees, the TAC members, and the Future Claimants' Representative as provided below, and their employees, legal, financial, accounting, investment and other advisors,


                                 Exhibit 1.29-3
          consultants, independent contractors, and agents, and reimburse the Trustees, the TAC members and the Future Claimants' Representative all reasonable out-of-pocket costs and expenses incurred by such persons in connection with the performance of their duties hereunder;

               (xii) execute and deliver such instruments as the Trustees consider proper in administering the PI Trust;

               (xiii) enter into such other arrangements with third parties as are deemed by the Trustees to be useful in carrying out the purposes of the PI Trust, provided such arrangements do not conflict with any other provision of this PI Trust Agreement;

               (xiv) in accordance with Section 4.6 below, defend, indemnify and hold harmless (and purchase insurance indemnifying) (A) the Trustees and (B) the TAC, the Future Claimants' Representative, the officers and employees of the PI Trust, and any agents, advisors and consultants of the PI Trust, the TAC or the Future Claimants' Representative (the "ADDITIONAL INDEMNITEES"), to the fullest extent that a corporation or trust organized under the law of the PI Trust's situs is from time to time entitled to indemnify and/or insure its directors, trustees, officers, employees, agents, advisors and representatives;

               (xv) delegate any or all of the authority herein conferred with respect to the investment of all or any portion of the PI Trust Assets to any one or more reputable individuals or recognized institutional investment advisors or investment managers without liability for any action taken or omission made because of any such delegation, except as provided in Section 4.4 below;

               (xvi) consult with Reorganized AWI, the TAC and the Future Claimants' Representative at such times and with respect to such issues relating to the conduct of the PI Trust as the Trustees consider desirable; and

               (xvii) make, pursue (by litigation or otherwise), collect, compromise or settle, in the name of the PI Trust or the name of Reorganized AWI, any claim, right, action, or cause of action included in the PI Trust Assets including, but not limited to, insurance recoveries, before any court of competent jurisdiction; provided that settlement of actions before the Bankruptcy Court require the approval of the Bankruptcy Court after notice to Reorganized AWI.

           (d) The Trustees shall not have the power to guarantee any debt of other persons.

           (e) The Trustees shall give the TAC, the Future Claimants' Representative and Reorganized AWI prompt notice of any act performed or taken pursuant to Sections 2.1(c)(i), (iii), (vii), or (xv) above, and any act proposed to be performed or taken pursuant to Section 2.2(f) below.


           2.2 GENERAL ADMINISTRATION.

           (a) The Trustees shall adopt and act in accordance with the PI Trust Bylaws. To the extent not inconsistent with the terms of this PI Trust Agreement, the PI Trust Bylaws shall govern the affairs of the PI Trust. In the event of an inconsistency between the PI Trust Bylaws and this PI Trust Agreement, the PI Trust Agreement shall govern.

           (b) The Trustees shall (i) timely file such income tax and other returns and statements and shall timely pay all taxes required to be paid, (ii) comply with all withholding obligations, as required under the applicable provisions of the IRC and of any state law and the regulations promulgated thereunder, (iii) meet without limitation all requirements necessary to qualify and maintain qualification of the PI Trust as a qualified settlement fund within the meaning of section 1.468B-1 et seq. of the Treasury Regulations promulgated under section 468B of the IRC, and (iv) take no action that could cause the PI Trust to fail to qualify as a qualified settlement fund within the meaning of section 1.468B-1 et seq. of the Treasury Regulations promulgated under section 468B of the IRC.


                                 Exhibit 1.29-4

           (c) The Trustees shall timely account to the Bankruptcy Court as follows:

               (i) The Trustees shall cause to be prepared and filed with the Bankruptcy Court, as soon as available, and in any event within one hundred and twenty (120) days following the end of each fiscal year, an annual report containing financial statements of the PI Trust (including, without limitation, a balance sheet of the PI Trust as of the end of such fiscal year and a statement of operations for such fiscal year) audited by a firm of independent certified public accountants selected by the Trustees and accompanied by an opinion of such firm as to the fairness of the financial statements' presentation of the cash and investments available for the payment of claims and as to the conformity of the financial statements with generally accepted accounting principles. The Trustees shall provide a copy of such report to the TAC, the Future Claimants' Representative, and Reorganized AWI when such reports are filed with the Bankruptcy Court.

               (ii) Simultaneously with delivery of each set of financial statements referred to in Article 2.2(c)(i) above, the Trustees shall cause to be prepared and filed with the Bankruptcy Court a report containing a summary regarding the number and type of claims disposed of during the period covered by the financial statements. The Trustees shall provide a copy of such report to the TAC, the Future Claimants' Representatives, and Reorganized AWI when such report is filed.


               (iii) All materials required to be filed with the Bankruptcy Court by this Section 2.2(c) shall be available for inspection by the public in accordance with procedures established by the Bankruptcy Court and shall be filed with the Office of the United States Trustee for the District of Delaware.

           (d) The Trustees shall cause to be prepared as soon as practicable prior to the commencement of each fiscal year a budget and cash flow projections covering such fiscal year and the succeeding four fiscal years. The budget and cash flow projections shall include determining the Maximum Annual Payment pursuant to Section 2.4 of the TDP, and the PI Trust Claims Payment Ratio pursuant to Section 2.5 of the TDP. The Trustees shall provide a copy of the budget and cash flow projections to the TAC and the Future Claimants' Representative.

           (e) The Trustees shall consult with the TAC and the Future Claimants' Representative (i) on the general implementation and administration of the PI Trust; (ii) on the general implementation and administration of the TDP; and
(iii) on such other matters as may be required under this PI Trust Agreement and the TDP.

           (f) The Trustees shall be required to obtain the consent of the TAC and the Future Claimants' Representative pursuant to the Consent Process set forth in Section 5.7(b) and 6.6(b) below, in addition to any other instances elsewhere enumerated, in order:

               (i) to change the Claims Payment Ratio described in Section 2.5 of the TDP in the event that the requirements for such a change as set forth in said provision have been met;

               (ii) to change the Scheduled Diseases, Disease Levels and/or Medical/Exposure Criteria set forth in Section 5.3(a)(3) of the TDP, and/or the Maximum Values set forth in Section 5.3(b)(4) and Section 5.4(a) of the TDP;

               (iii) to change the Payment Percentage described in Section 2.3 of the TDP as provided in Section 4.2 of the TDP;

               (iv) to establish and/or to change the Claims Materials to be provided holders of PI Trust Claims under Section 6.1 of the TDP;

               (v) to require that claimants provide additional kinds of medical and/or exposure evidence pursuant to Section 7.1 of the TDP;


                                 Exhibit 1.29-5

               (vi) to change the form of release to be provided pursuant to
          Section 7.8 of the TDP;

               (vii) to terminate the PI Trust pursuant to Section 7.2 below;

               (viii) to settle the liability of any insurer under any insurance policy or legal action related thereto;

               (ix) to change the compensation of the members of the TAC, the Future Claimants' Representative or Trustees, other than to reflect cost-of-living increases or changes approved by the Bankruptcy Court as otherwise provided herein;

               (x) to take structural or other actions to minimize any tax on the PI Trust Assets; or

               (xi) to amend the PI Trust Bylaws in accordance with the terms thereof;

               (xii) to amend any provision of this PI Trust Agreement or the TDP in accordance with the terms thereof;

               (xiii) to vote the shares of Reorganized AWI held by the PI Trust for purposes of electing members of the Board of Directors of Reorganized AWI; or

               (xiv) to merge any asbestos claims resolution organization formed by the PI Trust with another asbestos claims resolution organization that is not specifically created by this PI Trust Agreement or the TDP, or to contract with another asbestos claims resolution organization or other entity that is not specifically created by this PI Trust Agreement or the TDP, or permit any other party to join in any asbestos claims resolution organization that is formed by the PI Trust pursuant to the PI Trust Agreement or the TDP; provided that such merger, contract or joinder shall not (a) subject Reorganized AWI or any successors in interest thereto, to any risk of having any PI Trust Claim asserted against it or them, or (b) otherwise jeopardize the validity or enforceability of the section 524(g) injunction; and provided further that the terms of such merger will require the surviving organization to make decisions about the allowability and value of claims in accordance with Section 2.1 of the TDP which requires that such decisions be based on the provisions of the TDP.

           (g) The Trustees shall meet with the TAC and the Future Claimants' Representative no less often than quarterly. The Trustees shall meet in the interim with the TAC and the Future Claimants' Representative when so requested by either.

           (h) The Trustees, upon notice from either the TAC or the Future Claimants' Representative, if practicable in view of pending business, shall at their next meeting with the TAC or the Future Claimants' Representative consider issues submitted by the TAC or the Future Claimants' Representative.

           (i) Periodically, but not less often than once a year, the Trustees shall make available to claimants and other interested parties the number of claims by disease levels that have been resolved both by individual review and by arbitration, as well as by trial, indicating the amounts of the awards and the averages of the awards by jurisdiction pursuant to Section 7.10 of the TDP.


                                 Exhibit 1.29-6

           2.3 CLAIMS ADMINISTRATION.

           The Trustees shall promptly proceed to implement the TDP.


                                    SECTION 3

                       ACCOUNTS, INVESTMENTS, AND PAYMENTS
                       -----------------------------------

           3.1 ACCOUNTS. The Trustees may, from time to time, create such accounts and reserves within the PI Trust estate as they may deem necessary, prudent, or useful in order to provide for the payment of expenses and payment of PI Trust Claims and may, with respect to any such account or reserve, restrict the use of monies therein.

           3.2 INVESTMENTS. Investment of monies held in the PI Trust shall be administered in the manner in which individuals of ordinary prudence, discretion, and judgment would act in the management of their own affairs, subject to the following limitations and provisions:

           (a) The PI Trust shall not acquire, directly or indirectly, equity in any entity (other than Reorganized AWI or any successor to Reorganized AWI) or business enterprise if, immediately following such acquisition, the PI Trust would hold more than 5% of the equity in such entity or business enterprise. The PI Trust shall not hold, directly or indirectly, more than 10% of the equity in any entity (other than Reorganized AWI or any successor to Reorganized AWI) or business enterprise.

           (b) The PI Trust shall not acquire or hold any long-term debt securities unless (i) such securities are PI Trust Assets, (ii) such securities are rated "Baa" or higher by Moody's, "BBB" or higher by Standard & Poor's ("S&P'S"), or have been given an equivalent investment grade rating by another nationally recognized statistical rating agency, or (iii) have been issued or fully guaranteed as to principal and interest by the United States of America or any agency or instrumentality thereof.

           (c) The PI Trust shall not acquire or hold for longer than ninety
(90) days any commercial paper unless such commercial paper is rated "Prime-1" or higher by Moody's or "A-1" or higher by S&P's or has been given an equivalent rating by another nationally recognized statistical rating agency.

           (d) Excluding any securities by the Debtor or Reorganized AWI, the PI Trust shall not acquire or hold any common or preferred stock or convertible securities unless such stock or securities are rated "A" or high by Moody's or "A" or higher by S&P's or have been given an equivalent investment grade rating by another nationally recognized statistical rating agency.

           (e) The PI Trust shall not acquire any debt securities or other instruments issued by any entity (other than debt securities or other instruments issued or fully guaranteed as to principal and interest by the United States of America or any agency or instrumentality thereof) if, following such acquisition, the aggregate market value of all debt securities and instruments issued by such entity held by the PI Trust would exceed 2% of the aggregate value of the PI Trust estate. The PI Trust shall not hold any debt securities or other instruments issued by any entity (other than debt securities or other instruments issued or fully guaranteed as to principal and interest by the United States of America or any agency or instrumentality thereof and other than debt securities or other instruments of Reorganized AWI or any successor to Reorganized AWI) to the extent that the aggregate market value of all securities and instruments issued by such entity held by the PI Trust would exceed 5% of the aggregate value of the PI Trust Assets.

           (f) The PI Trust shall not acquire or hold any certificates of deposit unless all publicly held, long-term debt securities, if any, of the financial institution issuing the certificate of deposit and the holding company, if any, of which such financial institution is a subsidiary, meet the standards set forth in Section 3.2(b) above.


                                 Exhibit 1.29-7

           (g) The PI Trust may acquire and hold any securities or instruments issued by Reorganized AWI or any successor to Reorganized AWI, or obtained as proceeds of litigation or otherwise to resolve disputes, without regard to the limitations set forth in Subsections (a)-(f) above.

           (h) The PI Trust shall not acquire or hold any repurchase obligations unless, in the opinion of the Trustees, they are adequately collateralized.

           (i) The PI Trust shall not acquire or hold any options.

           3.3 SOURCE OF PAYMENTS. All PI Trust expenses and payments and all liabilities with respect to claims shall be payable solely by the Trustees out of the PI Trust Assets. Neither AWI, Reorganized AWI, their subsidiaries, any successor in interest, the present or former directors, officers, employees or agents of AWI, Reorganized AWI, nor the Trustees, the TAC or Future Claimants' Representative, or any of their officers, agents, advisors, or employees shall be liable for the payment of any PI Trust expense or any other liability of the PI Trust.


                                    SECTION 4

                                    TRUSTEES
                                    --------

           4.1 NUMBER. There shall be five (5) Trustees. The initial Trustees shall be those persons named on the signature page hereof.

           4.2 TERM OF SERVICE.

           (a) The five (5) initial Trustees shall serve staggered terms of two
(2), three (3), four (4) and (5) years. As indicated on the signature page hereof, two (2) of the initial Trustees shall each serve two (2) year terms. At the end of that two (2) year period, the number of Trustees shall be reduced from five (5) to three (3). The remaining three (3) initial Trustees, after consultation with the TAC and the Future Claimants' Representative, shall then decide who among their number shall serve the remainder of the three (3), four
(4) and five (5) year terms, respectively. Thereafter, each Trustee's term of service shall be five (5) years. The initial Trustees shall serve from the Effective Date until the earlier of (i) the end of his or her term, (ii) his or her death, (iii) his or her resignation pursuant to Section 4.2(b) below, (iv) his or her removal pursuant to Section 4.2(c) below, or (v) the termination of the PI Trust pursuant to Section 7.2 below.

           (b) A Trustee may resign at any time by written notice to the remaining Trustees, the TAC and the Future Claimants' Representative. Such notice shall specify a date when such resignation shall take place, which shall not be less than 90 days after the date such notice is given, where practicable.

           (c) A Trustee may be removed by unanimous vote of the remaining Trustees in the event that he or she becomes unable to discharge his or her duties hereunder due to accident or physical or mental deterioration, or for other good cause. Good cause shall be deemed to include, without limitation, any substantial failure to comply with the general administration provisions of
Section 2.2 above, a consistent pattern of neglect and failure to perform or participate in performing the duties of the Trustees hereunder, or repeated non-attendance at scheduled meetings. Such removal shall require the approval of the Bankruptcy Court and shall take effect at such time as the Bankruptcy Court shall determine.

           4.3 APPOINTMENT OF SUCCESSOR TRUSTEES.

           (a) In the event of a vacancy in the position of Trustee, whether by term expiration, resignation or removal, the remaining Trustees shall consult with the TAC and the Future Claimants' Representative concerning appointment of a successor Trustee. The vacancy shall be filled by the unanimous vote of the remaining Trustees unless a majority of the TAC or the Future Claimants' Representative vetoes the appointment. In the event that the remaining Trustees cannot agree on a successor Trustee, or a majority of the TAC or the Future Claimants' Representative vetoes the appointment of a successor Trustee, the Bankruptcy Court shall make the appointment. Nothing shall prevent the reappointment of a Trustee for an additional term or terms.


                                 Exhibit 1.29-8

           (b) Immediately upon the appointment of any successor Trustee, all rights, titles, duties, powers and authority of the predecessor Trustee hereunder shall be vested in, and undertaken by, the successor Trustee without any further act. No successor Trustee shall be liable personally for any act or omission of his or her predecessor Trustees.

           (c) Each successor Trustee shall serve until the earlier of (i) the end of a full term of five (5) years if the predecessor Trustee completed his or her term, (ii) the end of the remainder of the term of the Trustee whom he or she is replacing if said predecessor Trustee did not complete said term, (iii) his or her death, (iv) his or her resignation pursuant to Section 4.2(b) above,
(v) his or her removal pursuant to Section 4.2(c) above, or (vi) the termination of the PI Trust pursuant to Section 7.2 below.


           4.4 LIABILITY OF TRUSTEES, OFFICERS AND EMPLOYEES. The Trustees and the individuals identified as Additional Indemnitees in Section 2.1(c)(xiv) above shall not be liable to the PI Trust, to any individual holding an asbestos claim, or to any other person, except for such individual's own breach of trust committed in bad faith or willful misappropriation. In addition, the Trustees and the Additional Indemnitees shall not be liable for any act or omission of any other Trustee or Additional Indemnitee unless such person acted with bad faith in the selection or retention of such other Trustee or Additional Indemnitee.


           4.5 COMPENSATION AND EXPENSES OF TRUSTEES.

           (a) The Trustees shall receive compensation from the PI Trust for their services as Trustees in the amount of $_____________ per annum, plus a per diem allowance for meetings or other PI Trust business performed in the amount of $__________. For purposes of the per diem allowance, PI Trust business includes, but is not limited to, attendance at meetings of Reorganized AWI's Board of Directors. For purposes of section 7.4 below, the Trustees shall determine the scope and duration of activities that constitute a meeting and, if the Trustees elect to provide for payment for activities of less than a full day's duration, may provide for partial payment of per diem amounts on a proportional basis for activities of less than a full day's duration. The per annum and per diem compensation payable to the Trustees hereunder shall be reviewed every three (3) years and appropriately adjusted for changes in the cost of living. Any other changes in compensation of the Trustees shall be made subject to the approval of the Bankruptcy Court.

           (b) The PI Trust will promptly reimburse the Trustees for all reasonable out-of-pocket costs and expenses incurred by the Trustees in connection with the performance of their duties hereunder.

           (c) The PI Trust shall include a description of the amounts paid under this Section 4.5 in the accounts to be filed with the Bankruptcy Court and provided to the TAC, the Future Claimants' Representative, and Reorganized AWI pursuant to Section 2.2(c)(i).


           4.6 INDEMNIFICATION OF TRUSTEES AND ADDITIONAL INDEMNITEES.

           (a) The PI Trust shall indemnify and defend the Trustees, as well as the Additional Indemnitees in the performance of their duties hereunder to the fullest extent that a corporation or trust organized under the laws of the PI Trust's situs is from time to time entitled to indemnify and defend such persons against any and all liabilities, expenses, claims, damages or losses incurred by them in the performance of their duties. Notwithstanding the foregoing, the Trustees and the Additional Indemnitees shall not be indemnified or defended in any way for any liability, expense, claim, damage, or loss for which he or she is ultimately liable under Section 4.4 above.

           (b) Reasonable expenses, costs and fees (including attorneys' fees and costs) incurred by or on behalf of a PI Trustee or Additional Indemnitee in connection with any action, suit, or proceeding, whether civil, administrative or arbitrative from which they are indemnified by the PI Trust pursuant to
Section 4.6(a) above, shall be paid by the PI Trust in advance of the final disposition thereof upon receipt of an undertaking, by or on behalf of the



                                 Exhibit 1.29-9

Trustees or Additional Indemnitee, to repay such amount in the event that it shall be determined ultimately by final order that such PI Trustee or Additional Indemnitee is not entitled to be indemnified by the PI Trust.

           (c) The Trustees may purchase and maintain reasonable amounts and types of insurance on behalf of an individual who is or was a PI Trustee or Additional Indemnitee including against liability asserted against or incurred by such individual in that capacity or arising from his or her status as a PI Trustee, TAC member, Future Claimants' Representative, officer, employee, agent or other representative.


           4.7 TRUSTEES' LIEN. The Trustees and the Additional Indemnitees shall have a first priority lien upon the PI Trust Assets to secure the payment of any amounts payable to them pursuant to Section 4.6 above.


           4.8 TRUSTEES' EMPLOYMENT OF EXPERTS. The Trustees may, but shall not be required to, retain and/or consult with counsel, accountants, appraisers, auditors and forecasters, and other parties deemed by the Trustees to be qualified as experts on the matters submitted to them, and the written opinion of or information provided by any such parties on any matters submitted to them by the Trustees shall be full and complete authorization and protection in respect of any action taken or not taken by the Trustees hereunder in good faith and in accordance with the written opinion of or information provided by any such party.

           4.9 TRUSTEES' INDEPENDENCE. The Trustees shall not, during the term of their service, hold a financial interest in, act as attorney or agent for, or serve as any other professional for Reorganized AWI. Notwithstanding the foregoing, any PI Trustee may serve, without any additional compensation other than the per diem compensation to be paid by the PI Trust pursuant to Section 4.5(a) above, as a director of Reorganized AWI. No PI Trustee shall act as an attorney for any person who holds an asbestos claim.

           4.10 BOND. The Trustees shall not be required to post any bond or other form of surety or security unless otherwise ordered by the ---- Bankruptcy Court.


                                    SECTION 5

                            TRUST ADVISORY COMMITTEE
                            ------------------------

           5.1 MEMBERS. The TAC shall consist of five (5) members, who shall initially be the persons named on the signature page hereof.

           5.2 DUTIES. The members of the TAC shall serve in a fiduciary capacity representing all holders of present PI Trust Claims. The Trustees must consult with the TAC on matters identified in Section 2.2(e) above and in other provisions herein, and must obtain the consent of the TAC on matters identified in Section 2.2(f) above. Where provided in the TDP, certain other actions by the Trustees are also subject to the consent of the TAC.


           5.3 TERM OF OFFICE.

           (a) Each member of the TAC shall serve until the earlier of (i) his or her death, (ii) his or her resignation pursuant to Section 5.3(b) below,
(iii) his or her removal pursuant to Section 5.3(c) below, or (iv) the termination of the PI Trust pursuant to Section 7.2 below.

           (b) A member of the TAC may resign at any time by written notice to the other members of the TAC, the Trustees and the Future Claimants' Representative. Such notice shall specify a date when such resignation shall take effect, which shall not be less than ninety (90) days after the date such notice is given, where practicable.

           (c) A member of the TAC may be removed in the event that he or she becomes unable to discharge his or her duties hereunder due to accident, physical deterioration, mental incompetence, or a consistent pattern of neglect and failure to perform or to participate in performing the duties of such member hereunder, such as repeated non-attendance at scheduled meetings, or for other


                                 Exhibit 1.29-10
good cause. Such removal shall be made at the recommendation of the remaining members of the TAC with the approval of the Bankruptcy Court.


           5.4 APPOINTMENT OF SUCCESSOR.

           (a) In the event of a vacancy caused by the resignation of a TAC member, his or her successor shall be selected by the TAC member who is resigning, unless the remaining members unanimously veto the selection, in which case, the successor shall be selected by a unanimous vote of the remaining members. If the remaining members cannot unanimously agree, the Bankruptcy Court shall appoint the successor. In the event of a vacancy caused by removal or death of a TAC member, or in the event that a resigning or retiring member does not name his or her successor, the remaining members of the TAC by unanimous vote shall name the successor. If the remaining members of the TAC cannot reach unanimous agreement, the Bankruptcy Court shall appoint the successor.

           (b) Each successor TAC member shall serve until the earlier of (i) his or her death, (ii) his or her resignation pursuant to Section 5.3(b) above,
(iii) his or her removal pursuant to Section 5.3(c) above, or (iv) the termination of the PI Trust pursuant to Section 7.2 below.

           5.5 TAC'S EMPLOYMENT OF PROFESSIONALS.

           (a) The TAC may but is not required to retain and/or consult counsel, accountants, appraisers, auditors, forecasters, experts, and financial and investment advisors, and such other parties deemed by the TAC to be qualified as experts on matters submitted to the TAC (the "PROFESSIONALS"). The TAC and its Professionals shall at all times have complete access to the PI Trust's officers, employees and agents, as well as to the Professionals retained by the PI Trust, and shall also have complete access to all information generated by them or otherwise available to the PI Trust or the Trustees. In the absence of gross negligence, the written opinion of or information provided by any Professional deemed by the TAC to be qualified as an expert on the particular matter submitted to the TAC shall be full and complete authorization and protection in support of any action taken or not taken by the TAC in good faith and in accordance with the written opinion of or information provided by the Professional.

           (b) The Trust shall promptly reimburse, or pay directly if so instructed, the TAC for all reasonable fees and costs associated with the TAC's employment of legal counsel pursuant to this provision in connection with the TAC's performance of its duties hereunder. The Trust shall also promptly reimburse, or pay directly if so instructed, the TAC for all reasonable fees and costs associated with the TAC's employment of any other Professional pursuant to this provision in connection with the TAC's performance of its duties hereunder; provided, however, that (i) the TAC has first submitted to the Trust a written request for such reimbursement setting forth the reasons (A) why the TAC desires to employ such Professional, and (B) why the TAC cannot rely on Professionals retained by the Trust to meet the need of the TAC for such expertise or advice, and (ii) the Trust has approved the TAC's request for reimbursement in writing. If the Trust agrees to pay for the TAC Professional, such reimbursement shall be treated as a Trust expense. If the Trust declines to pay for the TAC Professional, it must set forth its reasons in writing. If the TAC still desires to employ such Professional at Trust expense, the TAC and/or the Trustees shall resolve their dispute pursuant to Section 7.13 below.


                                 Exhibit 1.29-11

           5.6 COMPENSATION AND EXPENSES OF TAC. The members of the TAC shall receive compensation from the PI Trust for their services as TAC members in the form of a reasonable hourly rate set by the Trustees for attendance at meetings or other conduct of PI Trust business. The members of the TAC shall also be reimbursed promptly for all reasonable out-of-pocket costs and expenses incurred in connection with the performance of their duties hereunder. Such reimbursement or direct payment shall be deemed a PI Trust expense. The PI Trust shall include a description of the amounts paid under this Section 5.6 in the accounts to be filed with the Bankruptcy Court and provided to the Trustees, the Future Claimants' Representative, and Reorganized AWI pursuant to Section 2.2(c)(i).

           5.7 PROCEDURES FOR CONSULTATION WITH AND OBTAINING THE CONSENT OF THE TAC.

           (A) CONSULTATION PROCESS.

          (i) In the event the Trustees are required to consult with the TAC pursuant to Section 2.2(e) above or on other matters as provided herein, the Trustees shall provide the TAC with written advance notice of the matter under consideration, and with all relevant information concerning the matter as is reasonably practicable under the circumstances. The Trustees shall also provide the TAC with such reasonable access to Professionals and other experts retained by the PI Trust and its staff (if any) as the TAC may reasonably request during the time that the Trustees are considering such matter, and shall also provide the TAC the opportunity, at reasonable times and for reasonable periods of time, to discuss and comment on such matter with the Trustees.

          (ii) The Trustees shall take into consideration the time required for the TAC, if its members so wish, to engage and consult with its own independent financial or investment advisors as to such matter.

           (B) CONSENT PROCESS.

          (i) In the event the Trustees are required to obtain the consent of the TAC pursuant to Section 2.2(f) above, the Trustees shall provide the TAC with a written notice stating that their consent is being sought pursuant to that provision, describing in detail the nature and scope of the action the Trustees propose to take, and explaining in detail the reasons why the Trustees desire to take such action. The Trustees shall provide the TAC as much relevant additional information concerning the proposed action as is reasonably practicable under the circumstances. The Trustees shall also provide the TAC with such reasonable access to Professionals and other experts retained by the PI Trust and its staff (if any) as the TAC may reasonably request during the time that the Trustees are considering such action, and shall also provide the TAC the opportunity, at reasonable times and for reasonable periods of time, to discuss and comment on such action with the Trustees.

          (ii) The TAC must consider in good faith and in a timely fashion any request for its consent by the Trustees, and must in any event advise the Trustees in writing of its consent or its objection to the proposed action within 30 days of receiving the original request for consent from the Trustees. The TAC may not withhold its consent unreasonably. If the TAC decides to withhold its consent, it must explain in detail its objections to the proposed action. If the TAC does not advise the Trustees in writing of its


                                 Exhibit 1.29-12
               consent or its objections to the action within 30 days of receiving notice regarding such request, the TAC's consent to the proposed actions shall be deemed to have been affirmatively granted.

          (iii) If, after following the procedures specified in this Section 5.7(b), the TAC continues to object to the proposed action and to withhold its consent to the proposed action, the Trustees and/or the TAC shall resolve their dispute pursuant to Section 7.13. However, the burden of proof with respect to the validity of the TAC's objection and withholding of its consent shall be on the TAC.


                                    SECTION 6

                      THE FUTURE CLAIMANTS' REPRESENTATIVE
                      ------------------------------------

           6.1 DUTIES. The initial Future Claimants' Representative shall be the individual identified on the signature pages hereto, namely Dean M. Trafelet, Esquire. He shall serve in a fiduciary capacity, representing the interests of the holders of future PI Trust Claims for the purpose of protecting the rights of such persons. The Trustees must consult with the Future Claimants' Representative on matters identified in Section 2.2(e) above and on certain other matters provided herein, and must obtain the consent of the Future Claimants' Representative on matters identified in Section 2.2(f) above. Where provided in the TDP, certain other actions by the Trustees are also subject to the consent of the Future Claimants' Representative. 6.2 TERM OF OFFICE.

           (a) The Future Claimants' Representative shall serve until the earlier of (i) his or her death, (ii) his or her resignation pursuant to Section 6.2(b) below, (iii) his or her removal pursuant to Section 6.2(c) below, or (iv) the termination of the PI Trust pursuant to Section 7.2 below.

           (b) The Future Claimants' Representative may resign at any time by written notice to the Trustees. Such notice shall specify a date when such resignation shall take effect, which shall not be less than ninety (90) days after the date such notice is given, where practicable.

           (c) The Future Claimants' Representative may be removed by the Bankruptcy Court in the event he or she becomes unable to discharge his or her duties hereunder due to accident, physical deterioration, mental incompetence, or a consistent pattern of neglect and failure to perform or to participate in performing the duties hereunder, such as repeated non-attendance at scheduled meetings, or for other good cause.

           6.3 APPOINTMENT OF SUCCESSOR. A vacancy caused by resignation shall be filled with an individual nominated prior to the effective date of the resignation by the resigning Future Claimants' Representative, and a vacancy caused by death or removal of the Future Claimants' Representative shall be filled with an individual nominated by the Trustees, the TAC or both. In any case, the nominee shall be subject to the approval of the Court.

           6.4 FUTURE CLAIMANTS' REPRESENTATIVE'S EMPLOYMENT OF PROFESSIONALS.

           (a) The Future Claimants' Representative may but is not required to retain and/or consult counsel, accountants, appraisers, auditors, forecasters, experts, and financial and investment advisors, and such other parties deemed by the Future Claimants' Representative to be qualified as experts on matters submitted to the Future Claimants' Representative (the "PROFESSIONALS"). The Future Claimants' Representative and his or her experts shall at all times have complete access to the PI Trust's officers, employees and agents, as well as to the Professionals retained by the PI Trust, and shall also have complete access to all information generated by them or otherwise available to the PI Trust or the Trustees. In the absence of gross negligence, the written opinion of or information provided by any Professional deemed by the Future Claimants' Representative to be qualified as an expert on the particular matter submitted to the Future Claimants' Representative shall be full and complete authorization


                                 Exhibit 1.29-13
and protection in support of any action taken or not taken by the Future Claimants' Representative in good faith and in accordance with the written opinion of or information provided by the Professional.

           (b) The PI Trust shall promptly reimburse, or pay directly if so instructed, the Future Claimants' Representative for all reasonable fees and costs associated with the Future Claimants' Representative's employment of legal counsel pursuant to this provision in connection with the Future Claimants' Representative's performance of his or her duties hereunder. The PI Trust shall also promptly reimburse, or pay directly if so instructed, the Future Claimants' Representative for all reasonable fees and costs associated with the Future Claimants' Representative's employment of any other Professionals pursuant to this provision in connection with the Future Claimants' Representative's performance of his or her duties hereunder; provided, however, that (i) the Future Claimants' Representative has first submitted to the PI Trust a written request for such reimbursement setting forth the reasons (A) why the Future Claimants' Representative desires to employ the Professional, and (B) why the Future Claimants' Representative cannot rely on Professionals retained by the PI Trust to meet the need of the Future Claimants' Representative for such expertise or advice, and (ii) the PI Trust has approved the Future Claimants' Representative's request for reimbursement in writing. If the PI Trust agrees to pay for the Future Claimants' Representative's Professional, such reimbursement shall be treated as a Trust Expense. If the PI Trust declines to pay for the Future Claimants' Representative's Professional, it must set forth its reasons in writing. If the Future Claimants' Representative still desires to employ the Professional at PI Trust expense, the Future Claimants' Representative and/or the Trustees shall resolve their dispute pursuant to Section 7.13 below.

           6.5 COMPENSATION AND EXPENSES OF THE FUTURE CLAIMANTS' REPRESENTATIVE. The Future Claimants' Representative shall receive compensation from the PI Trust in the form of the Future Claimants' Representative's normal hourly rate for services performed. The PI Trust will promptly reimburse the Future Claimants' Representative for all reasonable out-of-pocket costs and expenses incurred by the Future Claimants' Representative in connection with the performance of his or her duties hereunder. Such reimbursement or direct payment shall be deemed a PI Trust expense. The PI Trust shall include a description of the amounts paid under this Section 6.5 in the accounts to be filed with the Bankruptcy Court and provided to the Trustees, the Future Claimants' Representative, and Reorganized AWI pursuant to Section 2.2(c)(i).


           6.6 PROCEDURES FOR CONSULTATION WITH AND OBTAINING THE CONSENT OF THE FUTURE CLAIMANTS REPRESENTATIVE.

           (a) CONSULTATION PROCESS.

          (i) In the event the Trustees are required to consult with the Future Claimants' Representative pursuant to Section 2.2(e) above or on any other matters specified herein, the Trustees shall provide the Future Claimants' Representative with written advance notice of the matter under consideration, and with all relevant information concerning the matter as is reasonably practicable under the circumstances. The Trustees shall also provide the Future Claimants' Representative with such reasonable access to Professionals and other experts retained by the PI Trust and its staff (if any) as the Future Claimants' Representative may reasonably request during the time that the Trustees are considering such matter, and shall also provide the Future Claimants' Representative the opportunity, at reasonable times and for reasonable periods of time, to discuss and comment on such matter with the Trustees.

          (ii) The Trustees shall take into consideration the time required for the Future Claimants' Representative, if he or she so wishes, to engage and consult with his or her own independent financial or


                                 Exhibit 1.29-14
               investment advisors as to such matter.

           (b) CONSENT PROCESS.

          (i) In the event the Trustees are required to obtain the consent of the Future Claimants' Representative pursuant to Section 2.2(f) above, the Trustees shall provide the Future Claimants' Representative with a written notice stating that his or her consent is being sought pursuant to that provision, describing in detail the nature and scope of the action the Trustees propose to take, and explaining in detail the reasons why the Trustees desire to take such action. The Trustees shall provide the Future Claimants' Representative as much relevant additional information concerning the proposed action as is reasonably practicable under the circumstances. The Trustees shall also provide the Future Claimants' Representative with such reasonable access to Professional and other experts retained by the PI Trust and its staff (if any) as the Future Claimants' Representative may reasonably request during the time that the Trustees are considering such action, and shall also provide the Future Claimants' Representative the opportunity, at reasonable times and for reasonable periods of time, to discuss and comment on such action with the Trustees.

          (ii) The Future Claimants' Representative must consider in good faith and in a timely fashion any request for his or her consent by the Trustees, and must in any event advise the Trustees in writing of his or her consent or objection to the proposed action within 30 days of receiving the original request for consent from the Trustees. The Future Claimants' Representative may not withhold his or her consent unreasonably. If the Future Claimants' Representative decides to withhold consent, he or she must explain in detail his or her objections to the proposed action. If the Future Claimants' Representative does not advise the Trustees in writing of his or her consent or objections to the proposed action within 30 days of receiving the notice from the Trustees regarding such consent, the Future Claimants' Representative's consent shall be deemed to have been affirmatively granted.

          (iii) If, after following the procedures specified in this Section 5.7(b), the Future Claimants' Representative continues to object to the proposed action and to withhold its consent to the proposed action, the Trustees and/or the Future Claimants' Representative shall resolve their dispute pursuant to Section
               7.13. However, the burden of proof with respect to the validity of the Future Claimants' Representative's objection and withholding of his or her consent shall be on the Future Claimants' Representative.



                                 Exhibit 1.29-15

                                    SECTION 7

                               GENERAL PROVISIONS
                               ------------------


           7.1 IRREVOCABILITY. The PI Trust is irrevocable.


           7.2 TERMINATION.

           (a) The PI Trust shall automatically terminate on the date ninety
(90) days after the first to occur of the following events:

          (i) the Trustees decide to terminate the PI Trust because (A) they deem it unlikely that new asbestos claims will be filed against the PI Trust, (B) all PI Trust Claims duly filed with the PI Trust have been liquidated and paid to the extent provided in this PI Trust Agreement and the TDP or disallowed by a final, non-appealable order, to the extent possible based upon the funds available through the Plan, and (C) twelve (12) consecutive months have elapsed during which no new asbestos claim has been filed with the PI Trust; or

          (ii) if the Trustees have procured and have in place irrevocable insurance policies and have established claims handling agreements and other necessary arrangements with suitable third parties adequate to discharge all expected remaining obligations and expenses of the PI Trust in a manner consistent with this PI Trust Agreement and the TDP, the date on which the Bankruptcy Court enters an order approving such insurance and other arrangements and such order becomes a final order; or

          (iii) to the extent that any rule against perpetuities shall be deemed applicable to the PI Trust, twenty-one (21) years less ninety-one
               (91) days pass after the death of the last survivor of all of the descendants of the late Joseph P. Kennedy, Sr., father of the late President John F. Kennedy, living on the date hereof.

           (b) On the Termination Date, after payment of all the PI Trust's liabilities have been provided for, all monies remaining in the PI Trust estate shall be given to such organization(s) exempt from federal income tax under section 501(c)(3) of the Internal Revenue Code, which tax-exempt organization(s) shall be selected by the Trustees using their reasonable discretion; provided, however, that (i) if practicable, the activities of the selected tax-exempt organization(s) shall be related to the treatment of, research on, or the relief of suffering of individuals suffering from asbestos related lung disorders, and
(ii) the tax-exempt organization(s) shall not bear any relationship to Reorganized AWI within the meaning of section 468B(d)(3) of the Internal Revenue Code. Notwithstanding any contrary provision of the Plan and related documents, this Section 7.2(b) cannot be modified or amended.


           7.3 AMENDMENTS. The Trustees, after consultation with the TAC and the Future Claimants' Representative, and subject to the unanimous consent of the TAC and the Future Claimants' Representative, may modify or amend this PI Trust Agreement and the PI Trust By-laws. The Trustees, after consultation with the TAC and the Future Claimants' Representative, and subject to the consent of the TAC and the Future Claimants' Representative, may modify or amend the TDP; provided, however, that no amendment to the TDP shall be inconsistent with the provisions limiting amendments to that document provided therein, and in particular the provisions limiting amendment of the Claims Payment Ratio set forth in Section 2.5 of the TDP and of the Payment Percentage set forth in
Section 4.2 of the TDP. Any modification or amendment made pursuant to this Article must be done in writing. Notwithstanding anything contained in this PI Trust Agreement to the contrary, neither this PI Trust Agreement, the PI Trust Bylaws, the TDP, nor any document annexed to the foregoing shall be modified or


                                 Exhibit 1.29-16
amended in any way that could jeopardize, impair, or modify the applicability of section 524(g) of the Bankruptcy Code, the efficacy or enforceability of the injunction entered thereunder, or the PI Trust's qualified settlement fund status under Section 468B of the Internal Revenue Code.


           7.4 MEETINGS. The Trustees, the TAC, and the Future Claimants' Representative shall be deemed to have attended a meeting in the event such person spends a substantial portion of the day conferring, in person or by telephone conference call, on PI Trust matters with the TAC, the Future Claimants' Representative, or Trustees, as applicable. A Trustee shall also be deemed to have attended a meeting in the event he or she spends a substantial portion of the day engaging in activities related to Reorganized AWI, including attendance at its Board of Directors meetings. The Trustees, the TAC and the Future Claimants' Representative shall have complete discretion to determine whether a meeting, as described herein, occurred for purposes of Sections 4.5, 5.6, and 6.5 above.


           7.5 SEVERABILITY. Should any provision in this PI Trust Agreement be determined to be unenforceable, such determination shall in no way limit or affect the enforceability and operative effect of any and all other provisions of this PI Trust Agreement.


           7.6 NOTICES. Notices to persons asserting claims shall be given by first class mail, postage prepaid, at the address of such person, or, where applicable, such person's legal representative, in each case as provided on such person's claim form submitted to the PI Trust with respect to his or her PI Trust Claim.

           (a) Any notices or other communications required or permitted hereunder to the following parties shall be in writing and delivered at the addresses designated below, or sent by telex, telecopy or facsimile pursuant to the instructions listed below, or mailed by registered or certified mail, return receipt requested, postage prepaid, addressed as follows, or to such other address or addresses as may hereafter be furnished in writing to each of the other parties listed below in compliance with the terms hereof.

To the PI Trust through the Trustees:


To the TAC:



To the Future Claimants' Representative:



To Reorganized AWI:



           (b) All such notices and communications if mailed shall be effective when physically delivered at the designated addresses or, if electronically transmitted, when the communication is received at the designated addresses and confirmed by the recipient by return transmission.


                                 Exhibit 1.29-17

           7.7 SUCCESSORS AND ASSIGNS. The provisions of this PI Trust Agreement shall be binding upon and inure to the benefit of AWI, the PI Trust, the Trustees and Reorganized AWI, and their respective successors and assigns, except that neither AWI, the PI Trust, the Trustees nor Reorganized AWI may assign or otherwise transfer any of its, or their, rights or obligations under this PI Trust Agreement except, in the case of the PI Trust and the Trustees, as contemplated by Section 2.1 above.


           7.8 LIMITATION ON CLAIM INTERESTS FOR SECURITIES LAWS PURPOSES. PI Trust Claims, and any interests therein (a) shall not be assigned, conveyed, hypothecated, pledged or otherwise transferred, voluntarily or involuntarily, directly or indirectly, except by will or under the laws of descent and distribution; (b) shall not be evidenced by a certificate or other instrument;
(c) shall not possess any voting rights; and (d) shall not be entitled to receive any dividends or interest; provided, however, that clause (a) of this
Section 7.8 shall not apply to the holder of a claim that is subrogated to a PI Trust Claim as a result of its satisfaction of such PI Trust Claim.


           7.9 ENTIRE AGREEMENT; NO WAIVER. The entire agreement of the parties relating to the subject matter of this PI Trust Agreement is contained herein and in the documents referred to herein, and this PI Trust Agreement and such documents supersede any prior oral or written agreements concerning the subject matter hereof. No failure to exercise or delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any further exercise thereof or of any other right, power or privilege. The rights and remedies herein provided are cumulative and are not exclusive of rights under law or in equity.


           7.10 HEADINGS. The headings used in this PI Trust Agreement are inserted for convenience only and do not constitute a portion of this PI Trust Agreement, nor in any manner affect the construction of the provisions of this PI Trust Agreement.


           7.11 GOVERNING LAW. This PI Trust Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to Delaware conflict of law principles.


           7.12 SETTLOR REPRESENTATIVE AND COOPERATION. AWI is hereby irrevocably designated as the Settlor, and it is hereby authorized to take any action required of the Settlor in connection with the PI Trust Agreement. AWI agrees to cooperate in implementing the goals and objectives of this PI Trust.


           7.13 DISPUTE RESOLUTION. Any disputes that arise under this PI Trust Agreement or under the TDP shall be resolved by submission of the matter to an alternative dispute resolution ("ADR") process mutually agreeable to the parties involved. Should any party to the ADR process be dissatisfied with the decision of the arbitrator(s), that party may apply to the Bankruptcy Court for a judicial determination of the matter. In either case, if the dispute arose pursuant to the consent provision set forth in Section 5.7(b) (in the case of the TAC) or Section 6.6(b) (in the case of the Future Claimants' Representative), the burden of proof shall be on the party or parties who withheld consent to show that the objection was valid. Should the dispute not be resolved by ADR process within thirty (30) days after submission, the parties are relieved of the requirement to pursue ADR prior to application to the Bankruptcy Court. Notwithstanding anything else herein contained, to the extent any provision of this PI Trust Agreement is inconsistent with any provision of the Plan or the TDP, the Plan or the TDP shall control.


           7.14 ENFORCEMENT AND ADMINISTRATION. The provisions of this PI Trust Agreement and the TDP attached hereto shall be enforced by the Bankruptcy Court pursuant to the Plan. The parties hereby further acknowledge and agree that the Bankruptcy Court shall have exclusive jurisdiction over the settlement of the accounts of the Trustees and over any disputes hereunder not resolved by alternative dispute resolution in accordance with Section 7.13 above.


                                 Exhibit 1.29-18

           7.15 EFFECTIVENESS. This PI Trust Agreement shall not become effective until it has been executed and delivered by all the parties hereto.


           7.16 COUNTERPART SIGNATURES. This PI Trust Agreement may be executed in any number of counterparts, each of which shall constitute an original, but such counterparts shall together constitute but one and the same instrument.






                                 Exhibit 1.29-19

                     IN WITNESS WHEREOF, the parties have executed this PI Trust Agreement this _____ day of ________________________, _______.

                              ARMSTRONG WORLD INDUSTRIES, INC., SETTLOR, BY



                              Name:
                                   ---------------------------------------------


                              Title:
                                    --------------------------------------------

                              TRUSTEES

                                   ---------------------------------------------


                                   ---------------------------------------------


                                   ---------------------------------------------


                                   ---------------------------------------------


                                   ---------------------------------------------



                                Exhibit 1.29-20

                                   ASBESTOS CLAIMANTS' COMMITTEE

                              By:
                                   ---------------------------------------------

                                   TRUST ADVISORY COMMITTEE


                                   ---------------------------------------------


                                   ---------------------------------------------


                                   ---------------------------------------------


                                   ---------------------------------------------


                                   ---------------------------------------------





                                   FUTURE CLAIMANTS' REPRESENTATIVE

                                   ---------------------------------------------
                                   Dean M. Trafelet, Esq.





                                Exhibit 1.29-21

                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


In re                                 )
                                      )
                                      )
                                      )
ARMSTRONG WORLD INDUSTRIES            )                  Chapter 11
INC., et al.,                         )                  Case No. 00-4471 (RJN)
                                      )                  (Jointly Administered)
                     Debtors          )
------------------------------------- )

                                  EXHIBIT 1.30

                    FORM OF ARMSTRONG WORLD INDUSTRIES, INC.
                    ASBESTOS PERSONAL INJURY SETTLEMENT TRUST
                             DISTRIBUTION PROCEDURES

                        ARMSTRONG WORLD INDUSTRIES, INC.

        ASBESTOS PERSONAL INJURY SETTLEMENT TRUST DISTRIBUTION PROCEDURES
        -----------------------------------------------------------------

The Armstrong World Industries, Inc. Asbestos Personal Injury Settlement Trust Distribution Procedures ("TDP") contained herein provide for resolving all Asbestos Personal Injury Claims (as that term is defined in the Armstrong World Industries, Inc. Plan of Reorganization ("PLAN")) caused by exposure to asbestos-containing products for which Armstrong World Industries, Inc. ("AWI") and its predecessors, successors, and assigns have legal responsibility (hereinafter for all purposes of this TDP referred to as "PI TRUST CLAIMS"), as provided in and required by the Plan and by the Armstrong World Industries, Inc. Asbestos Personal Injury Settlement Trust Agreement ("PI TRUST AGREEMENT"). The Plan and PI Trust Agreement establish the Armstrong World Industries, Inc. Asbestos Personal Injury Settlement Trust ("PI TRUST"). The Trustees of the PI Trust ("TRUSTEES") shall implement and administer this TDP in accordance with the PI Trust Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Plan and the PI Trust Agreement.


                                    SECTION I

                                  INTRODUCTION
                                  ------------

           1.1 PURPOSE. This TDP has been adopted pursuant to the PI Trust Agreement. It is designed to provide fair and equitable treatment for all PI Trust Claims that may presently exist or may arise in the future in substantially the same manner.

           1.2 INTERPRETATION. Nothing in this TDP shall be deemed to create a substantive right for any claimant.


                                   SECTION II

                                    OVERVIEW
                                    --------

           2.1 PI TRUST GOALS. The goal of the PI Trust is to treat all claimants equitably. This TDP furthers that goal by setting forth procedures for processing and paying claims generally on an impartial, first-in-first-out ("FIFO") basis, with the intention of paying all claimants over time as equivalent a share as possible of the value of their claims based on historical values for substantially similar claims in the tort system. To this end, the TDP establishes a schedule of eight asbestos-related diseases ("DISEASE LEVELS"), all of which have presumptive medical and exposure requirements ("MEDICAL/EXPOSURE CRITERIA"), and seven of which have specific liquidated values ("SCHEDULED VALUES"), anticipated average values ("AVERAGE VALUES") and caps on their liquidated values ("MAXIMUM VALUES"). The Disease Levels, Medical/Exposure Criteria, Scheduled Values, Average Values and Maximum Values, which are set forth in Sections 5.3 and 5.4 below, have all been selected and derived with the intention of achieving a fair allocation of the PI Trust funds as among claimants suffering from different disease processes in light of the best available information considering the settlement history of AWI and the rights claimants would have in the tort system absent the bankruptcy.

           2.2 CLAIMS LIQUIDATION PROCEDURES. PI Trust Claims shall be processed based on their place in the FIFO Processing Queue to be established pursuant to
Section 5.1(a) below. The PI Trust shall take all reasonable steps to resolve PI Trust Claims as efficiently and expeditiously as possible at each stage of claims processing and arbitration. To this end, the PI Trust, in its sole discretion, may conduct settlement discussions with claimants' representatives of more than one claim at a time, provided that the claimants' respective positions in the FIFO Processing Queue are maintained and each claim is individually evaluated pursuant to the valuation factors set forth in Section 5.3(b)(2) below. The PI Trust shall also make every effort to resolve each year at least that number of PI Trust Claims required to exhaust the Maximum Annual Payment and the Maximum Available Payment for Category A and Category B claims, as those terms are defined below.

The PI Trust shall liquidate all PI Trust Claims that meet the presumptive Medical/Exposure Criteria of Disease Levels I - V, VII and VIII under the Expedited Review Process described in Section 5.3(a) below. Claims involving Disease Levels I - V, VII and VIII that do not meet the presumptive Medical/Exposure Criteria for the relevant Disease Level may undergo the PI Trust's Individual Review Process described in Section 5.3(b) below. In such a


                                 Exhibit 1.30-1
case, notwithstanding that the claim does not meet the presumptive Medical/Exposure Criteria for the relevant Disease Level, the PI Trust can offer the claimant an amount up to the Scheduled Value of that Disease Level if the PI Trust is satisfied that the claimant has presented a claim that would be cognizable and valid in the tort system.

PI Trust Claims involving Disease Levels II - VIII may in addition or alternatively seek to establish a liquidated value for the claim that is greater than its Scheduled Value by electing the PI Trust's Individual Review Process. However, the liquidated value of a PI Trust Claim that undergoes the Individual Review Process for valuation purposes may be determined to be less than its Scheduled Value, and in any event shall not exceed the Maximum Value for the relevant Disease Level set forth in Section 5.3(b)(4) below, unless the claim qualifies as an Extraordinary Claim as defined in Section 5.4(a) below, in which case its liquidated value cannot exceed the Maximum Value specified in that provision for such claims. Level VI (Lung Cancer 2) claims may be liquidated only pursuant to the PI Trust's Individual Review Process.

Based upon AWI's claims settlement history in light of applicable tort law, and current projections of present and future unliquidated claims, the Scheduled Values and Maximum Values set forth in Section 5.3(b)(4) have been established for each of the Disease Levels that are eligible for Individual Review of their liquidated values, with the expectation that the combination of settlements at the Scheduled Values and those resulting from the Individual Review Process will result in the Average Values also set forth in that provision.

All unresolved disputes over a claimant's medical condition, exposure history and/or the liquidated value of the claim shall be subject to binding or non-binding arbitration as set forth in Section 5.10 below, at the election of the claimant, under procedures that are provided in Attachment A hereto. PI Trust Claims that are the subject of a dispute with the PI Trust that cannot be resolved by non-binding arbitration may enter the tort system as provided in Sections 5.11 and 7.6 below. However, if and when a claimant obtains a judgment in the tort system, the judgment will be payable (subject to the Payment Percentage, Maximum Available Payment, and Claims Payment Ratio provisions set forth below) as provided in Section 7.7 below.

           2.3 APPLICATION OF THE PAYMENT PERCENTAGE. After the liquidated value of a PI Trust Claim other than a claim involving Other Asbestos Disease (Disease Level I - Cash Discount Payment), as defined in Section 5.3(a)(3) below, is determined pursuant to the procedures set forth herein for Expedited Review, Individual Review, arbitration, or litigation in the tort system, the claimant will ultimately receive a pro-rata share of that value based on a Payment Percentage described in Section 4.2 below. The Initial Payment Percentage has been set at ___ percent (___%), and shall apply to all PI Trust Voting Claims accepted as valid by the PI Trust, unless adjusted by the PI Trust pursuant to the consent of the PI Trust Advisory Committee ("TAC") and the Legal Representative for Future Asbestos Claimants ("FUTURE CLAIMANTS' REPRESENTATIVE") (who are described in Section 3.1 below) pursuant to Section
4.2 below. The term "PI VOTING TRUST CLAIMS" includes (i) Pre-Petition Liquidated Claims as defined in Section 5.2(a) below; (ii) claims filed against AWI in the tort system or actually submitted to AWI pursuant to an administrative settlement agreement prior to the Petition Date of December 6, 2000; and (iii) all claims filed against another defendant in the tort system prior to the date the Plan was filed with the Bankruptcy Court (November 1, 2002 (the "PLAN FILING DATE")), provided, however, that the holder of a claim described in subsection (i), (ii) or (iii) above actually voted to accept or reject the Plan pursuant to the voting procedures established by the Bankruptcy Court, and provided further that the claim was subsequently filed with the PI Trust pursuant to Section 6.1 below by the Initial Claims Filing Date defined in
Section 5.1(a) below. The Initial Payment Percentage has been calculated on the assumption that the Average Values set forth in Section 5.3(b)(4) below will be achieved with respect to existing present claims and projected future claims involving Disease Levels II - VIII.

The Payment Percentage may be adjusted upwards or downwards from time to time by the PI Trust with the consent of the TAC and the Future Claimants' Representative to reflect then-current estimates of the PI Trust's assets and its liabilities, as well as the then-estimated value of pending and future claims. However, any adjustment to the Initial Payment Percentage shall be made only pursuant to Section 4.2 below. If the Payment Percentage is increased over time, claimants whose claims were liquidated and paid in prior periods under the TDP will not receive additional payments, except as provided in Section 4.2 below relating to circumstances in which the PI Trust has received a substantial recovery of insurance proceeds. Because there is uncertainty in the prediction of both the number and severity of future claims, and the amount of the PI Trust's assets, no guarantee can be made of any Payment Percentage of a PI Trust Claim's liquidated value, other than of a PI Trust Voting Claim.

           2.4 PI TRUST'S DETERMINATION OF THE MAXIMUM ANNUAL PAYMENT AND MAXIMUM AVAILABLE PAYMENT. The PI Trust shall estimate or model the amount of cash flow anticipated to be necessary over its entire life to ensure that funds will be available to treat all present and future claimants as similarly as possible. In each year, the PI Trust will be empowered to pay out all of the


                                 Exhibit 1.30-2
interest earned during the year, together with a portion of its principal, calculated so that the application of PI Trust funds over its life shall correspond with the needs created by the anticipated flow of claims (the "MAXIMUM ANNUAL PAYMENT"), taking into account the Payment Percentage provisions set forth in Sections 2.3 above and 4.2 below. The PI Trust's distributions to all claimants for that year shall not exceed the Maximum Annual Payment determined for that year.

In distributing the Maximum Annual Payment, the PI Trust shall first allocate the amount in question to outstanding Pre-Petition Liquidated Claims and to liquidated PI Trust Claims involving Disease Level I (Cash Discount Payment), in proportion to the aggregate value of each group of claims. The remaining portion of the Maximum Annual Payment (the "MAXIMUM AVAILABLE PAYMENT"), if any, shall then be allocated and used to satisfy all other liquidated PI Trust Claims, subject to the Claims Payment Ratio set forth in Section 2.5 below. In the event there are insufficient funds in any year to pay the total number of outstanding Pre-Petition Liquidated Claims and/or previously liquidated Disease Level I Claims, the available funds allocated to that group of claims shall be paid to the maximum extent to claimants in the particular group based on their place in their respective FIFO Payment Queue. Claims in either group for which there are insufficient funds shall be carried over to the next year and placed at the head of their FIFO Payment Queue.

           2.5 CLAIMS PAYMENT RATIO. Based upon AWI's claims settlement history and analysis of present and future claims, a Claims Payment Ratio has been determined which, as of the Effective Date, has been set at 65% for Category A claims, which consist of PI Trust Claims involving severe asbestosis and malignancies (Disease Levels IV - VIII) that were unliquidated as of the Petition Date, and at 35% for Category B claims, which are PI Trust Claims involving non-malignant Asbestosis or Pleural Disease (Disease Levels II and
III) that were similarly unliquidated as of the Petition Date. The Claims Payment Ratio shall not apply to any Pre-Petition Liquidated Claims or to any claims for Other Asbestos Disease (Disease Level I - Cash Discount Payment). In each year, after the determination of the Maximum Available Payment described in
Section 2.4 above, 65% of that amount will be available to pay Category A claims and 35% will be available to pay Category B claims that have been liquidated since the Petition Date.

In the event there are insufficient funds in any year to pay the liquidated claims within either or both of the Categories, the available funds allocated to the particular Category shall be paid to the maximum extent to claimants in that Category based on their place in the FIFO Payment Queue described in Section 5.1(c) below, which will be based upon the date of claim liquidation. Claims for which there are insufficient funds allocated to the relevant Category shall be carried over to the next year where they will be placed at the head of the FIFO Payment Queue. If there are excess funds in either or both Categories, because there is an insufficient amount of liquidated claims to exhaust the respective Maximum Available Payment amount for that Category, then the excess funds for either or both Categories will be rolled over and remain dedicated to the respective Category to which they were originally allocated.

The 65%/35% Claims Payment Ratio and its rollover provision shall apply to all PI Trust Voting Claims as defined in Section 2.3 above, and shall not be amended until the fifth anniversary of the Effective Date. Thereafter, both the Claims Payment Ratio and its rollover provision shall be continued absent circumstances, such as a significant change in law or medicine, necessitating amendment to avoid a manifest injustice. However, the accumulation, rollover and subsequent delay of claims resulting from the application of the Claims Payment Ratio, shall not, in and of itself, constitute such circumstances. Nor may an increase in the numbers of Category B claims beyond those predicted or expected be considered as a factor in deciding whether to reduce the percentage allocated to Category A claims.

In considering whether to make any amendments to the Claims Payment Ratio and/or its rollover provisions, the Trustees shall consider the reasons for which the Claims Payment Ratio and its rollover provisions were adopted, the settlement history that gave rise to its calculation, and the foreseeability or lack of foreseeability of the reasons why there would be any need to make an amendment. In that regard, the Trustees should keep in mind the interplay between the Payment Percentage and the Claims Payment Ratio as it affects the net cash actually paid to claimants.

In any event, no amendment to the Claims Payment Ratio may be made without the consent of the TAC and the Future Claimants' Representative pursuant to the consent process set forth in Sections 5.7(b) and 6.6(b) of the PI Trust Agreement. However, the Trustees, with the consent of the TAC and the Future Claimants' Representative, may offer the option of a reduced Payment Percentage to holders of claims in either Category A or Category B in return for prompter payment (the "REDUCED PAYMENT OPTION").


                                 Exhibit 1.30-3

           2.6 INDIRECT PI TRUST CLAIMS. As set forth in Section 5.6 below, Indirect PI Trust Claims (as such term is defined in the Plan) ("INDIRECT PI TRUST CLAIMS"), if any, shall be subject to the same categorization, evaluation, and payment provisions of this TDP as all other PI Trust Claims.

                                   SECTION III

                               TDP ADMINISTRATION
                               ------------------

           3.1 PI TRUST ADVISORY COMMITTEE AND FUTURE CLAIMANTS' REPRESENTATIVE. Pursuant to the Plan and the PI Trust Agreement, the PI Trust and this TDP shall be administered by the Trustees in consultation with the TAC, which represents the interests of holders of present PI Trust Claims, and the Future Claimants' Representative, who represents the interests of holders of PI Trust Claims that will be asserted in the future. The Trustees shall obtain the consent of the TAC and the Future Claimants' Representative on any amendments to these Procedures pursuant to Section 8.1 below, and on such other matters as are otherwise required below and in Section 2.2(f) of the PI Trust Agreement. The Trustees shall also consult with the TAC and the Future Claimants' Representative on such matters as are provided below and in Section 2.2(e) of the PI Trust Agreement. The initial members of the TAC and the initial Future Claimants' Representative are identified in the PI Trust Agreement.

           3.2 CONSENT AND CONSULTATION PROCEDURES. In those circumstances in which consultation or consent is required, the Trustees will provide written notice to the TAC and the Future Claimants' Representative of the specific amendment or other action that is proposed. The Trustees will not implement such amendment nor take such action unless and until the parties have engaged in the Consultation Process described in Sections 5.7(a) and 6.6(a), or the Consent Process described in Sections 5.7(b) and 6.6(b) of the PI Trust Agreement, respectively.

                                   SECTION IV

                     PAYMENT PERCENTAGE; PERIODIC ESTIMATES
                     --------------------------------------

           4.1 UNCERTAINTY OF AWI'S PERSONAL INJURY ASBESTOS LIABILITIES. As discussed above, there is inherent uncertainty regarding AWI's total asbestos-related tort liabilities, as well as the total value of the assets available to the PI Trust to pay PI Trust Claims. Consequently, there is inherent uncertainty regarding the amounts that holders of PI Trust Claims will receive. To seek to ensure substantially equivalent treatment of all present and future PI Trust Claims, the Trustees must determine from time to time the percentage of full liquidated value that holders of present and future PI Trust Claims will be likely to receive, i.e, the "Payment Percentage" described in
Section 2.3 above and Section 4.2 below.

           4.2 COMPUTATION OF PAYMENT PERCENTAGE. As provided in Section 2.3 above, the Initial Payment Percentage shall be __ percent (___%), and shall apply to all PI Trust Voting Claims as defined in Section 2.3 above, unless the Trustees, with the consent of the TAC and the Future Claimants' Representative, determine that the Initial Payment Percentage should be changed to assure that the PI Trust will be in a financial position to pay holders of unliquidated and/or unpaid PI Trust Voting Claims and present and future PI Trust Claims in substantially the same manner.

In making any such adjustment, the Trustees, the TAC and the Future Claimants' Representative shall take into account the fact that the holders of PI Trust Voting Claims voted on the Plan relying on the findings of experts that the Initial Payment Percentage represented a reasonably reliable estimate of the PI Trust's total assets and liabilities over its life based on the best information available at the time, and shall thus give due consideration to the expectations of PI Trust Voting Claimants that the Initial Payment Percentage would be applied to their PI Trust Claims.

Except with respect to PI Trust Voting Claims to which the Initial Payment Percentage applies, the Payment Percentage shall be subject to change pursuant to the terms of this TDP and the PI Trust Agreement if the Trustees determine that an adjustment is required. No less frequently than once every three years, commencing with the first day of January occurring after the Plan is consummated, the Trustees shall reconsider the then applicable Payment Percentage to assure that it is based on accurate, current information and may, after such reconsideration, change the Payment Percentage if necessary with the consent of the TAC and the Future Claimants' Representative. The Trustees shall



                                 Exhibit 1.30-4
also reconsider the then applicable Payment Percentage at shorter intervals if they deem such reconsideration to be appropriate or if requested to do so by the TAC or the Future Claimants' Representative.

The Trustees must base their determination of the Payment Percentage on current estimates of the number, types, and values of present and future PI Trust Claims, the value of the assets then available to the PI Trust for their payment, all anticipated administrative and legal expenses, and any other material matters that are reasonably likely to affect the sufficiency of funds to pay a comparable percentage of full value to all holders of PI Trust Claims. When making these determinations, the Trustees shall exercise common sense and flexibly evaluate all relevant factors. The Payment Percentage applicable to Category A or Category B claims may not be reduced to alleviate delays in payments of claims in the other Category; both Categories of claims shall receive the same Payment Percentage, but the payment may be deferred as needed, and a Reduced Payment Option may be instituted as described in Section 2.5 above.

The uncertainty surrounding the amount of the PI Trust's future assets is due in significant part to the fact that the estimates of those assets do not take into account the possibility that the PI Trust may receive substantial additional funds from successful recoveries of insurance proceeds that have been assigned to the PI Trust with respect to which the coverage is presently in dispute or the solvency of the carrier is in doubt. If the PI Trust successfully resolves an insurance coverage dispute or otherwise receives a substantial recovery of insurance proceeds, the PI Trust will use those proceeds first to maintain the Payment Percentage then in effect. If the insurance recovery exceeds the amount estimated to be reasonably necessary to maintain the Payment Percentage then in effect, the PI Trust, with the consent of the TAC and the Future Claimants' Representative, shall adjust the Payment Percentage upward to reflect the increase in available assets, and shall also make supplemental payments to claimants who previously liquidated their claims against the PI Trust and received payments based on a lower Payment Percentage. The amount of any such supplemental payment shall be the liquidated value of the claim in question times the newly adjusted Payment Percentage, less all amounts previously paid the claimant with respect to the claim.

           4.3 APPLICABILITY OF THE PAYMENT PERCENTAGE. No holder of a PI Trust Voting Claim, other than a PI Trust Claim for Other Asbestos Disease (Disease Level I - Cash Discount Payment) as defined in Section 5.3(a)(3) below shall receive a payment that exceeds the Initial Payment Percentage times the liquidated value of the claim. Except as otherwise provided in Section 5.1(c) below for PI Trust Claims involving deceased or incompetent claimants for which approval of the PI Trust's offer by a court or through a probate process is required, no holder of any other PI Trust Claim, other than a PI Trust Claim for Other Asbestos Disease (Disease Level I - Cash Discount Payment), shall receive a payment that exceeds the liquidated value of the claim times the Payment Percentage in effect at the time of payment. PI Trust Claims involving Other Asbestos Disease (Disease Level I - Cash Discount Payment) shall not be subject to the Payment Percentage, but shall instead be paid the full amount of their Scheduled Value as set forth in Section 5.3(a)(3) below.


If a redetermination of the Payment Percentage has been proposed in writing by the Trustees to the TAC and the Future Claimants' Representative but has not yet been adopted, the claimant shall receive the lower of the current Payment Percentage or the proposed Payment Percentage. However, if the proposed Payment Percentage was the lower amount but was not subsequently adopted, the claimant shall thereafter receive the difference between the lower proposed amount and the higher current amount. Conversely, if the proposed Payment Percentage was the higher amount and was subsequently adopted, the claimant shall thereafter receive the difference between the lower current amount and the higher adopted amount.

                                    SECTION V

                         RESOLUTION OF PI TRUST CLAIMS.
                         ------------------------------

           5.1 ORDERING, PROCESSING AND PAYMENT OF CLAIMS.


               5.1(A) ORDERING OF CLAIMS.

                5.1(A)(1) ESTABLISHMENT OF THE FIFO PROCESSING QUEUE. The PI Trust will order claims that are sufficiently complete to be reviewed for processing purposes on a FIFO basis except as otherwise provided herein (the "FIFO PROCESSING QUEUE"). For all claims filed on or before the date six months after the Effective Date (the "INITIAL CLAIMS FILING Date"), a claimant's position in the FIFO Processing Queue shall be determined as of the earlier of
(i) the date prior to the Petition Date (if any) that the specific claim was either filed against AWI in the tort system or was actually submitted to AWI pursuant to an administrative settlement agreement; (ii) the date before the Petition Date that a claim was filed against another defendant in the tort


                                 Exhibit 1.30-5
system if at the time the claim was subject to a tolling agreement with AWI;
(iii) the date after the Petition Date (if any) but before the Effective Date that the claim was filed against another defendant in the tort system; (iv) the date after the Petition Date (if any) but before the Effective Date that a proof of claim was filed against AWI in AWI's Chapter 11 case; (v) the date a ballot was submitted in AWI's Chapter 11 case for purposes of voting on the Plan in accordance with the voting procedures adopted by the Bankruptcy Court; or (vi) the date after the Effective Date but on or before the Initial Claims Filing Date that the claim was filed with the PI Trust.

Following the Initial Claims Filing Date, the claimant's position in the FIFO Processing Queue shall be determined by the date the claim was filed with the PI Trust. If any claims are filed on the same date, the claimant's position in the FIFO Processing Queue shall be determined by the date of the diagnosis of the claimant's asbestos-related disease. If any claims are filed and diagnosed on the same date, the claimant's position in the FIFO Processing Queue shall be determined by the date of the claimant's birth, with older claimants given priority over younger claimants.

                5.1(A)(2) EFFECT OF STATUTES OF LIMITATIONS AND REPOSE. To be eligible for a place in the FIFO Processing Queue, a claim must meet either (i) for claims first filed in the tort system against AWI prior to the Petition Date, the applicable federal, state and foreign statute of limitation and repose that was in effect at the time of the filing of the claim in the tort system, or
(ii) for claims that were not filed against AWI in the tort system prior to the Petition Date, the applicable statute of limitation and repose that was in effect at the time of the filing with the PI Trust. However, the running of the relevant statute of limitation shall be tolled as of the earliest of (A) the actual filing of the claim against AWI prior to the Petition Date, whether in the tort system or by submission of the claim to AWI pursuant to an administrative settlement agreement; (B) the filing of the claim against another defendant in the tort system prior to the Petition Date if the claim was tolled against AWI at the time by an agreement or otherwise; (C) the filing of a claim after the Petition Date but prior to the Effective Date against another defendant in the tort system; (D) the date after the Petition Date (if any) but before the Effective Date that a proof of claim was filed against AWI in AWI's Chapter 11 case; (E) the date a ballot was submitted in AWI's Chapter 11 case for purposes of voting on the Plan in accordance with the voting procedures adopted by the Bankruptcy Court; or (F) the filing of a proof of claim with the requisite supporting documentation with the PI Trust after the Effective Date.

If a PI Trust Claim meets any of the tolling provisions described in the preceding sentence and the claim was not barred by the applicable statute of limitation at the time of the tolling event, it will be treated as timely filed if it is actually filed with the PI Trust within three (3) years after the Effective Date. In addition, any claims that were first diagnosed after the Petition Date, irrespective of the application of any relevant statute of limitation or repose, may be filed with the PI Trust within three (3) years after the date of diagnosis or within three (3) years after the Effective Date, whichever occurs later. However, the processing of any PI Trust Claim by the PI Trust may be deferred at the election of the claimant pursuant to Section 6.3 below.

                5.1(B) PROCESSING OF CLAIMS. As a general practice, the PI Trust will review its claims files on a regular basis and notify all claimants whose claims are likely to come up in the FIFO Processing Queue in the near future. However, claims that were not filed (i) against AWI in the tort system or actually submitted to AWI pursuant to an administrative settlement agreement prior to the Petition Date, or (ii) against another defendant in the tort system prior to the Plan Filing Date, shall not be processed until after the Initial Claims Filing Date.

                5.1(C) PAYMENT OF CLAIMS. PI Trust Claims that have been liquidated by the Expedited Review Process as provided in Section 5.3(a) below, by the Individual Review Process as provided in Section 5.3(b) below, by arbitration as provided in Section 5.10 below, or by litigation in the tort system provided in Section 5.11 below, shall be paid in FIFO order based on the date their liquidation became final (the "FIFO PAYMENT QUEUE"), all such payments being subject to the applicable Payment Percentage, the Maximum Available Payment, and the Claims Payment Ratio, except as otherwise provided herein.

Where the claimant is deceased or incompetent, and the settlement and payment of his or her claim must be approved by a court of competent jurisdiction or through a probate process prior to acceptance of the claim by the claimant's representative, an offer made by the PI Trust on the claim shall remain open so long as proceedings before that court or in that probate process remain pending, provided that the PI Trust has been furnished with evidence that the settlement offer has been submitted to such court or probate process for approval. If the offer is ultimately approved by the court or through the probate process and accepted by the claimant's representative, the PI Trust shall pay the claim in the amount so offered, multiplied by the Payment Percentage in effect at the time the offer was first made.



                                 Exhibit 1.30-6

If any claims are liquidated on the same date, the claimant's position in the FIFO Payment Queue shall be determined by the date of the diagnosis of the claimant's asbestos-related disease. If any claims are liquidated on the same date and the respective claimants' asbestos-related diseases were diagnosed on the same date, the position of those claimants in the FIFO Payment Queue shall be determined by the PI Trust based on the dates of the claimants' birth, with older claimants given priority over younger claimants.

           5.2 RESOLUTION OF PRE-PETITION LIQUIDATED PI TRUST CLAIMS.


                5.2(A) PROCESSING AND PAYMENT. As soon as practicable after the Effective Date, the PI Trust shall pay, upon submission by the claimant of the applicable PI Trust proof of claim form (included in Attachment B) together with all documentation required thereunder, all PI Trust Claims that were liquidated by (i) a binding settlement agreement for the particular claim entered into prior to the Petition Date that is judicially enforceable by the claimant, (ii) a jury verdict or non-final judgment in the tort system obtained prior to the Petition Date, or (iii) by a judgment that became final and non-appealable prior to the Petition Date (collectively "PRE-PETITION LIQUIDATED CLAIMS").

The liquidated value of a Pre-Petition Liquidated Claim shall be AWI's share of the unpaid portion of the amount agreed to in the binding settlement agreement, the unpaid portion of the amount awarded by the jury verdict or non-final judgment, or the unpaid portion of the amount of the final judgment, as the case may be, plus interest, if any, that has accrued on that amount in accordance with the terms of the agreement, if any, or under applicable state law for settlements or judgments as of the Petition Date; however, pursuant to Section
7.4 below, the liquidated value of a Pre-Petition Liquidated Claim shall not include any punitive or exemplary damages. In the absence of a final order of the Bankruptcy Court determining whether a settlement agreement is binding and judicially enforceable, a dispute between the claimant and the PI Trust over this issue shall be resolved pursuant to the same procedures in this TDP that are provided for resolving the validity and/or liquidated value of a PI Trust Claim (i.e., arbitration and litigation in the tort system as set forth in Sections 5.10 and 5.11 below).

Pre-Petition Liquidated Claims shall be processed and paid in accordance with their order in a separate FIFO queue to be established by the PI Trust based on the date the PI Trust received a completed proof of claim form with all required documentation for the particular claim; provided, however, the amounts payable with respect to such claims shall not be subject to or taken into account in consideration of the Claims Payment Ratio, but shall be subject to the Maximum Annual Payment and Payment Percentage provisions set forth above. If any Pre-Petition Liquidated Claims were filed on the same date, the claimants' position in the FIFO queue for such claims shall be determined by the date on which the claim was liquidated. If any Pre-Petition Liquidated Claims were both filed and liquidated on the same dates, the position of those claimants in the FIFO queue shall be determined by the dates of the claimants' birth, with older claimants given priority over younger claimants.


                5.2(B) MARSHALLING OF SECURITY. Holders of Pre-Petition Liquidated Claims that are secured by letters of credit, appeal bonds, or other security or sureties shall first exhaust their rights against any applicable security or surety before making a claim against the PI Trust. Only in the event that such security or surety is insufficient to pay the Pre-Petition Liquidated Claim in full shall the deficiency be processed and paid as a Pre-Petition Liquidated Claim.

           5.3 RESOLUTION OF UNLIQUIDATED PI TRUST CLAIMS. Within six months after the establishment of the PI Trust, the Trustees with the consent of the TAC and the Future Claimants' Representative shall adopt procedures for reviewing and liquidating all unliquidated PI Trust Claims, which shall include deadlines for processing such claims. Such procedures shall also require claimants seeking resolution of unliquidated PI Trust claims to first file a proof of claim form, together with the required supporting documentation, in accordance with the provisions of Sections 6.1 and 6.2 below. It is anticipated that the PI Trust shall provide an initial response to the claimant within six months of receiving the proof of claim form.

The proof of claim form shall require the claimant to assert his or her claim for the highest Disease Level for which the claim qualifies at the time of filing. Irrespective of the Disease Level alleged on the proof of claim form, all claims shall be deemed to be a claim for the highest Disease Level for which the claim qualifies at the time of filing, and all lower Disease Levels for which the claim may also qualify at the time of filing or in the future shall be treated as subsumed into the higher Disease Level for both processing and payment purposes.

Upon filing of a valid proof of claim form with the required supporting documentation, the claimant shall be placed in the FIFO Processing Queue in accordance with the ordering criteria described in Section 5.1(a) above, and shall advise the PI Trust whether the claim should be liquidated under the PI


                                 Exhibit 1.30-7

Trust's Expedited Review Process described in Section 5.3(a) below or, in certain circumstances, the PI Trust's Individual Review Process described in
Section 5.3(b) below.


           5.3(A)    EXPEDITED REVIEW PROCESS.

                5.3(A)(1) IN GENERAL. The PI Trust's Expedited Review Process is designed primarily to provide an expeditious, efficient and inexpensive method for liquidating all claims (except those involving Lung Cancer 2 - Disease Level
VI) where the claim can easily be verified by the PI Trust as meeting the presumptive Medical/Exposure Criteria for the relevant Disease Level. Expedited Review thus provides claimants with a substantially less burdensome process for pursuing PI Trust Claims than does the Individual Review Process described in
Section 5.3(b) below. Expedited Review is also intended to provide qualifying claimants a fixed and certain claims payment.


Thus, claims that undergo Expedited Review and meet the presumptive Medical/Exposure Criteria for the relevant Disease Level shall be paid the Scheduled Value for such Disease Level set forth in Section 5.3(a)(3) below. However, except for claims involving Other Asbestos Disease (Disease Level I), all claims liquidated by Expedited Review shall be subject to the applicable Payment Percentage, the Maximum Available Payment, and the Claims Payment Ratio limitations set forth above. Claimants holding claims that cannot be liquidated by Expedited Review because they do not meet the presumptive Medical/Exposure Criteria for the relevant Disease Level may elect the PI Trust's Individual Review Process set forth in Section 5.3(b) below.


                5.3(A)(2) CLAIMS PROCESSING UNDER EXPEDITED REVIEW. All claimants seeking liquidation of their claims pursuant to Expedited Review shall file the PI Trust's proof of claim form provided in Attachment B hereto. As a proof of claim form is reached in the FIFO Processing Queue, the PI Trust shall determine whether the claim described therein meets the Medical/Exposure Criteria for one of the seven Disease Levels eligible for Expedited Review, and shall advise the claimant of its determination. If a Disease Level is determined, the PI Trust shall tender to the claimant an offer of payment of the Scheduled Value (as adjusted by the applicable Payment Percentage) for the relevant Disease Level multiplied by the applicable Payment Percentage, together with a form of release approved by the PI Trust. If the claimant accepts the Scheduled Value and returns the release properly executed, the claim shall be placed in the FIFO Payment Queue, following which the PI Trust shall disburse payment subject to the limitations of the Maximum Available Payment and Claims Payment Ratio, if any.


                5.3(A)(3) DISEASE LEVELS, SCHEDULED VALUES AND MEDICAL/EXPOSURE CRITERIA. The eight Disease Levels covered by this TDP, together with the Medical/Exposure Criteria for each and the Scheduled Values for the seven Disease Levels eligible for Expedited Review, are set forth below. These Disease Levels, Scheduled Values, and Medical/Exposure Criteria shall apply to all PI Trust Voting Claims filed with the PI Trust on or before the Initial Claims Filing Date provided in Section 5.1 above. Thereafter, with the consent of the TAC and the Future Claimants' Representative, the Trustees may add to, change or eliminate Disease Levels, Scheduled Values, or Medical/Exposure Criteria; develop subcategories of Disease Levels, Scheduled Values or Medical/Exposure Criteria; or determine that a novel or exceptional asbestos personal injury claim is compensable even though it does not meet the Medical/Exposure Criteria for any of the then current Disease Levels.



DISEASE LEVEL               SCHEDULED VALUE         MEDICAL/EXPOSURE CRITERIA
-------------               ---------------         -------------------------
Mesothelioma (Level VIII)      $110,000             (1)  Diagnosis [1] of  mesothelioma;  and (2) credible  evidence of AWI Exposure
                                                    (as defined in Section 5.7(b)(3) below).

Lung Cancer 1 (Level VII)      $ 42,500             (1) Diagnosis of a primary lung cancer plus evidence of an underlying




-----------------
[1] The requirements for a diagnosis of an asbestos-related disease that may be compensated under the provisions of this TDP are set forth in Section 5.7 below.


                                 Exhibit 1.30-8

                                                     Bilateral Asbestos-Related Nonmalignant Disease [2], (2) six months AWI
                                                     Exposure prior to December 31, 1982, (3) Significant Occupational Exposure
                                                     to asbestos (as defined in Section 5.7(b)(2) below), and (4) supporting medical documentation establishing asbestos exposure as a contributing factor in causing the lung cancer in question.


Lung Cancer 2 (Level VI)          None               (1) Diagnosis of a primary lung cancer; (2) AWI Exposure prior to
                                                     December 31, 1982, and (3) supporting medical documentation establishing asbestos exposure as a contributing factor in causing the lung cancer in question.


                                                     Lung Cancer 2 (Level VI) claims are claims that do not meet the more stringent medical and/or exposure requirements of Lung
                                                     Cancer (Level VII) claims. All claims in this Disease Level will be individually evaluated. The estimated likely average of the individual evaluation awards for this category is $15,000, with such awards capped at $50,000, unless the claim qualifies for
                                                     Extraordinary Claim treatment (as described in Section 5.4(a)
                                                     below).


                                                     Level VI claims that show no evidence of either an underlying
                                                     Bilateral Asbestos-Related Non-malignant Disease or Significant
                                                     Occupational Exposure may be individually evaluated, although it is not expected that such claims will be treated as having any significant value, especially if the claimant is also a Smoker[3]
                                                     In any event, no presumption of validity will be available for any claims in this category.



Other Cancer (Level V)             $ 21,500          (1) Diagnosis of a primary colo-rectal, laryngeal, esophageal, pharyngeal, or stomach cancer, plus evidence of an underlying
                                                     Bilateral Asbestos-Related Nonmalignant Disease, (2) six months



----------------------------
[2] Evidence of "Bilateral Asbestos-Related Nonmalignant Disease" for purposes of meeting the criteria for establishing Disease Levels I, II, V, and VII, means a report submitted by a qualified physician stating that the claimant has or had an X-ray reading of 1/0 or higher on the ILO scale or CT scan read by a qualified physician showing bilateral pleural plaques, bilateral pleural thickening, or bilateral pleural calcification (or, solely for claims filed against AWI or another asbestos defendant in the tort system prior to the
Petition Date, if an ILO reading is not available, a chest x-ray reading or CT scan read by a qualified physician showing bilateral interstitial fibrosis, bilateral interstitial markings, bilateral pleural plaques, bilateral pleural thickening, or bilateral pleural calcification consistent with, or compatible with, a diagnosis of asbestos-related disease).

[3] There is no distinction between Non-Smokers and Smokers for either Lung Cancer
(Level VII) or Lung Cancer (Level VI), although a claimant who meets the more stringent requirements of Lung Cancer (Level VII) (evidence of an underlying
Bilateral Asbestos-Related Nonmalignant Disease plus Significant Occupational
Exposure), and who is also a Non-Smoker, may wish to have his or her claim individually evaluated by the PI Trust. In such a case, absent circumstances that would otherwise reduce the value of the claim, it is anticipated that the liquidated value of the claim might well exceed the $42,500 Scheduled Value for Lung Cancer 1 (Level VII) shown above. "NON-SMOKER" means a claimant who either
(a) never smoked or (b) has not smoked during any portion of the twelve (12) years immediately prior to the diagnosis of the lung cancer.


                                 Exhibit 1.30-9

                                                     AWI Exposure prior to December 31, 1982, (3) Significant
                                                     Occupational Exposure to asbestos, and (4) supporting medical documentation establishing asbestos exposure as a contributing factor in causing the other cancer in question.



Severe Asbestosis (Level IV)       $ 42,500          (1) Diagnosis of asbestosis with ILO of 2/1 or greater, or asbestosis determined by pathological evidence of asbestos4, plus
                                                     (a)TLC less than 65%, or (b) FVC less than 65% and FEV1/FVC ratio greater than 65%, (2) six months AWI Exposure prior to December
                                                     31, 1982, (3) Significant Occupational Exposure to asbestos, and
                                                     (4) supporting medical documentation establishing asbestos exposure as a contributing factor in causing the pulmonary disease in question.





Asbestosis/
Pleural Disease (Level III)        $  9,700           (1) Diagnosis of asbestosis with ILO of 1/0 or greater or
                                                      asbestosis determined by pathology, or bilateral pleural disease of B2 or greater, plus (a) TLC less than 80%, or (b) FVC less than 80% and FEV1/FVC ratio greater than or equal to 65%, and (2)
                                                      six months AWI Exposure prior to December 31, 1982, (3)
                                                      Significant Occupational Exposure to asbestos, and (4) supporting medical documentation establishing asbestos exposure as a
                                                      contributing factor in causing the pulmonary disease in question.





Asbestosis/
Pleural Disease (Level II)         $  3,700          (1) Diagnosis of a Bilateral Asbestos-Related Nonmalignant
                                                     Disease, and (2) six months AWI Exposure prior to December
                                                     31, 1982, and (3) five years cumulative occupational
                                                     exposure to asbestos.




Other Asbestos Disease (Level I -
Cash Discount Payment)             $   400           (1) Diagnosis of a Bilateral Asbestos-Related Nonmalignant
                                                     Disease or an asbestos-related malignancy other than
                                                     mesothelioma, and (2) AWI Exposure prior to December 31,
                                                     1982.


           5.3(B) INDIVIDUAL REVIEW PROCESS


               5.3(B)(1)  IN GENERAL.


                     5.3(B)(1)(A) REVIEW OF MEDICAL/EXPOSURE CRITERIA. The PI Trust's Individual Review Process provides a claimant with an opportunity for individual consideration and evaluation of a PI Trust Claim that fails to meet the presumptive Medical/Exposure Criteria for Disease Levels I - V, and VII-VIII. In such a case, the PI Trust shall either deny the claim, or, if the PI Trust is satisfied that the claimant has presented a claim that would be cognizable and valid in the tort system, the PI Trust can offer the claimant a liquidated value amount up to the Scheduled Value for that Disease Level, unless the claim qualifies as an Extraordinary Claim as defined in Section 5.4(a) below, in which case its liquidated value cannot exceed the Maximum Value for such a claim.


------------------------
[4] Proof of asbestosis may be based on the pathological grading system for asbestosis described in the Special Issue of the Archives of Pathology and Laboratory Medicine, "Asbestos-associated Diseases," Vol. 106, No. 11, App. 3 (October 8, 1982).


                                Exhibit 1.30-10

                     5.3(B)(1)(B) REVIEW OF LIQUIDATED VALUE. Claimants holding claims involving Disease Levels II - VIII shall also be eligible to seek Individual Review of the liquidated value of their claims, as well as of their medical/exposure evidence. The Individual Review Process is intended to result in payments equal to the full liquidated value for each claim multiplied by the Payment Percentage; however, the liquidated value of any PI Trust Claim that undergoes Individual Review may be determined to be less than the Scheduled Value the claimant would have received under Expedited Review. Moreover, the liquidated value for a claim involving Disease Levels II - VIII shall not exceed the Maximum Value for the relevant Disease Level set forth in Section 5.3(b)(4) below, unless the claim meets the requirements of an Extraordinary Claim described in Section 5.4(a) below, in which case its liquidated value cannot exceed the Maximum Value set forth in that provision for such claims. Because the detailed examination and valuation process pursuant to Individual Review requires substantial time and effort, claimants electing to undergo the Individual Review Process will necessarily be paid the liquidated value of their PI Trust Claims later than would have been the case had the claimant elected the Expedited Review Process.


                5.3(B)(2) VALUATION FACTORS TO BE CONSIDERED IN INDIVIDUAL REVIEW. The PI Trust shall liquidate the value of each PI Trust Claim that undergoes Individual Review based on the historic liquidated values of other similarly situated claims in the tort system for the same Disease Level. The PI Trust will thus take into consideration the factors that affect the severity of damages and values within the tort system including, but not limited to (i) the degree to which the characteristics of a claim differ from the presumptive Medical/Exposure Criteria for the Disease Level in question; (ii) factors such as the claimant's age, disability, employment status, disruption of household, family or recreational activities, dependencies, special damages, and pain and suffering; (iii) evidence that the claimant's damages were (or were not) caused by asbestos exposure, including exposure to an asbestos-containing product for which AWI has legal responsibility prior to December 31, 1982 (for example, alternative causes, and the strength of documentation of injuries); (iv) the industry of exposure; and (v) settlements, verdicts, and the claimant's and other law firms' experience in the Claimant's Jurisdiction for similarly situated claims.


For these purposes, the "CLAIMANT'S JURISDICTION" is the jurisdiction in which the claim was filed (if at all) against AWI in the tort system prior to the Petition Date. If the claim was not filed against AWI in the tort system prior to the Petition Date, the claimant may elect as the Claimant's Jurisdiction either (i) the jurisdiction in which the claimant resides at the time of diagnosis or when the claim is filed with the PI Trust; or (ii) a jurisdiction in which the claimant experienced exposure to an asbestos-containing product for which AWI has legal responsibility.


                     5.3(B)(3) PROCESSING AND PAYMENT LIMITATIONS FOR CLAIMS INVOLVING DISEASE LEVELS III AND II. The PI Trust shall administer Individual Review for Disease Levels III and II so that Individual Review does not reduce payments to claimants electing the Scheduled Value for such PI Trust Claims under Expedited Review. As one means of implementing this requirement, the following shall apply for Disease Levels III and II claims:


                     5.3(B)(3)(A) DISEASE LEVEL III CLAIMS. No more than 8 percent of Disease Level III claims paid in any year shall be PI Trust Claims allowed under Individual Review, and the total payments to such Disease Level III claims allowed under Individual Review shall be no more than 12 percent of payments to all Disease Level III claimants during any year.


                     5.3(B)(3)(B) DISEASE LEVEL II CLAIMS. No more than 15 percent of Disease Level II claims paid in any year shall be PI Trust Claims allowed under Individual Review, and the total payments to such Disease Level II claims allowed under Individual Review shall be no more than 25 percent of payments to all Disease Level II claimants during any year.


                5.3(B)(4) SCHEDULED, AVERAGE AND MAXIMUM VALUES. The Scheduled, Average and Maximum Values for the Disease Levels compensable under this TDP are the following:


                                Exhibit 1.30-11


SCHEDULED DISEASE                        SCHEDULED VALUE           AVERAGE VALUE        MAXIMUM VALUE
-----------------                        ---------------           -------------        -------------

Mesothelioma (Level VIII)                  $110,000                   $130,500            $400,000

Lung Cancer1 (Level VII)                   $ 42,500                   $ 43,800            $150,000

Lung Cancer 2 (Level VI)                     None                     $ 15,000            $ 50,000

Other Cancer (Level V)                     $ 21,500                   $ 21,800            $ 75,000

Severe Asbestosis (Level IV)               $ 42,500                   $ 44,300            $140,000

Asbestosis/Pleural Disease
           (Level III)                     $  9,700                   $ 10,100            $ 20,000

Asbestosis/Pleural Disease
           (Level II)                      $  3,700                   $  4,200            $ 10,000

Other Asbestos Disease
Cash Discount Payment
           (Level I)                       $    400                       None               None



These Scheduled Values, Average Values and Maximum Values shall apply to all PI Trust Voting Claims filed with the PI Trust on or before the Initial Claims Filing Date as provided in Section 5.1 above. Thereafter, the PI Trust, with the consent of the TAC and the Future Claimants' Representative pursuant to Sections 5.7(b) and 6.6(b) of the PI Trust Agreement, may change these valuation amounts for good cause and consistent with other restrictions on the amendment power.

           5.4 CATEGORIZING CLAIMS AS EXTRAORDINARY AND/OR EXIGENT HARDSHIP

           5.4(A) EXTRAORDINARY CLAIMS. "EXTRAORDINARY CLAIM" means a PI Trust Claim that otherwise satisfies the Medical Criteria for Disease Levels II - VIII, and that is held by a claimant whose exposure to asbestos (i) occurred predominately as the result of working in a manufacturing facility of AWI during a period in which AWI was manufacturing asbestos-containing products at that facility, or (ii) was at least 75% the result of exposure to asbestos-containing product for which AWI has legal responsibility, and there is little likelihood of a substantial recovery elsewhere. All such Extraordinary Claims shall be presented for Individual Review and, if valid, shall be entitled to an award of up to a Maximum Value of five (5) times the Scheduled Value for claims qualifying for Disease Levels II - V, VII and VIII, and five (5) times the Average Value for claims in Disease Level VI, multiplied by the applicable Payment Percentage. An Extraordinary Claim, following its liquidation, shall be placed in the PI Trust's FIFO Queue ahead of all other PI Trust Claims except Exigent Hardship Claims, which shall be first in said Queue, based on its date of liquidation and shall be subject to the Maximum Available Payment and Claims Payment Ratio described above.


           5.4(B) EXIGENT HARDSHIP CLAIMS. At any time the PI Trust may liquidate and pay certain PI Trust Claims that qualify as Exigent Hardship Claims as defined below. Such claims may be considered separately no matter what the order of processing otherwise would have been under this TDP. An Exigent Hardship Claim, following its liquidation, shall be placed first in the FIFO Payment Queue ahead of all other liquidated PI Trust Claims, and shall be subject to the Maximum Available Payment and Claims Payment Ratio described above. A PI Trust Claim qualifies for payment as an Exigent Hardship Claim if the claim meets the Medical/Exposure Criteria for Severe Asbestosis (Disease Level IV) or an asbestos-related malignancy (Disease Levels V-VIII), and the PI Trust, in its sole discretion, determines (i) that the claimant needs financial assistance on an immediate basis based on the claimant's expenses and all sources of available income, and (ii) that there is a causal connection between the claimant's dire financial condition and the claimant's asbestos-related disease.

           5.5 SECONDARY EXPOSURE CLAIMS. If a claimant alleges an asbestos-related disease resulting solely from exposure to an occupationally exposed person, such as a family member, the claimant may seek Individual Review


                                Exhibit 1.30-12
of his or her claim pursuant to Section 5.3(b) above. In such a case, the claimant must establish that the occupationally exposed person would have met the exposure requirements under this TDP that would have been applicable had that person filed a direct claim against the PI Trust. In addition, the claimant with secondary exposure must establish that he or she is suffering from one of the eight Disease Levels described in Section 5.3(a)(3) above, that his or her own exposure to the occupationally exposed person occurred within the same time frame as the occupationally exposed person was exposed to asbestos products produced by AWI, and that such secondary exposure was a cause of the claimed disease. The proof of claim form included in Attachment B hereto contains an additional section for Secondary Exposure Claims. All other liquidation and payment rights and limitations under this TDP shall be applicable to such claims.

           5.6 INDIRECT PI TRUST CLAIMS. An Indirect PI Trust Claim may not be processed or paid by the PI Trust unless (a) such claim satisfied the requirements of the Bar Date established by the Bankruptcy Court for such claims, if applicable, and is not otherwise discharged by Section 502(e) of the Code, and (b) the holder of such claim (the "INDIRECT CLAIMANT") establishes to the satisfaction of the Trustees that (i) the Indirect Claimant has paid in full the liability and obligations of the PI Trust to the individual claimant to whom the PI Trust would otherwise have had a liability or obligation under these Procedures (the "DIRECT CLAIMANT"), (ii) the Direct Claimant and the Indirect Claimant have forever released the PI Trust from all liability to the Direct Claimant, and (iii) the claim is not otherwise barred by a statute of limitation or repose or by other applicable law. In no event shall any Indirect Claimant have any rights against the PI Trust superior to the rights of the related Direct Claimant against the PI Trust, including any rights with respect to the timing, amount or manner of payment. In addition, no Indirect Claim may be liquidated and paid in an amount that exceeds what the Indirect Claimant has actually paid the related Direct Claimant.

The PI Trust shall not pay any Indirect Claimant unless and until the Indirect Claimant's aggregate liability for the Direct Claimant's claim has been fixed, liquidated and paid fully by the Indirect Claimant by settlement (with an appropriate full release in favor of the PI Trust) or a Final Order (as defined in the Plan) provided that such claim is valid under the applicable state law. In any case where the Indirect Claimant has satisfied the claim of a Direct Claimant against the PI Trust under applicable law by way of a settlement, the Indirect Claimant shall obtain for the benefit of the PI Trust a release in form and substance satisfactory to the Trustees. The Trustees may develop and approve a separate proof of claim form for such Indirect PI Trust Claims.

Indirect PI Trust Claims that have not been disallowed, discharged, or otherwise resolved by prior order of the Bankruptcy Court shall be processed in accordance with procedures to be developed and implemented by the Trustees, which procedures (a) shall determine the validity, allowability and enforceability of such claims; and (b) shall otherwise provide the same liquidation and payment procedures and rights to the holders of such claims as the PI Trust would have afforded the holders of the underlying valid PI Trust Claims.


           5.7 EVIDENTIARY REQUIREMENTS

           5.7(A) MEDICAL EVIDENCE.

                5.7(A)(1) IN GENERAL. All diagnoses of a Disease Level shall be accompanied by either (i) a statement by the physician providing the diagnosis that at least 10 years have elapsed between the date of first exposure to asbestos or asbestos-containing products and the diagnosis, or (ii) a history of the claimant's exposure sufficient to establish a 10-year latency period. A finding by a physician after the Petition Date that a claimant's disease is "consistent with" or "compatible with" asbestosis will not alone be treated by the PI Trust as a diagnosis.

                     5.7(A)(1)(A). DISEASE LEVELS I-IV. Except for claims filed against AWI or another asbestos defendant in the tort system prior to the Petition Date, all diagnoses of a non-malignant asbestos-related disease (Disease Levels I-IV) shall be based (i) in the case of a claimant who was living at the time the claim was filed, upon (A) a physical examination of the claimant by the physician providing the diagnosis of the asbestos-related disease; (B) an X-ray reading by a certified B-reader or a CT scan read by a qualified physician showing bilateral pleural disease or bilateral interstitial fibrosis, and (C) pulmonary function testing [5] if the claim involves


----------------------
[5] "PULMONARY FUNCTION TESTING" shall mean spirometry testing that is in material compliance with the quality criteria established by the American Thoracic Society ("ATS") and is performed on equipment which is in material compliance with ATS standards for technical quality and calibration.



                                Exhibit 1.30-13

Asbestosis/Pleural Disease (Level III) or Severe Asbestosis (Level IV) [6], and
(ii) in the case of a claimant who was deceased at the time the claim was filed, upon (A) a physical examination of the claimant by the physician providing the diagnosis of the asbestos-related disease, or (B) pathological evidence of the non-malignant asbestos-related disease, or (C) an X-ray reading by a certified B reader or a CT scan read by a qualified physician showing bilateral pleural disease or bilateral interstitial fibrosis.


                     5.7(A)(1)(B). DISEASE LEVELS V-VIII. Except for claims filed against AWI or another asbestos defendant in the tort system prior to the Petition Date, diagnoses of an asbestos-related malignancy (Disease Levels V -
VIII) shall be based upon either (i) a physical examination of the claimant by the physician providing the diagnosis of the malignant asbestos-related disease, or (ii) on a diagnosis of such a malignant Disease Level by a board-certified pathologist.

                     5.7(A)(1)(C). TREATMENT OF CERTAIN PRE-PETITION CLAIMS. If the holder of a PI Trust Claim has available the medical evidence described in Sections 5.7(a)(1)(A) and 5.7(a)(1)(B), or if the holder has filed such medical evidence with another asbestos-related personal injury settlement trust that requires such evidence, the holder shall provide such medical evidence to the PI Trust notwithstanding the exceptions in Sections 5.7(a)(1)(A) and 5.7(a)(1)(B).


                5.7(A)(2) CREDIBILITY OF MEDICAL EVIDENCE. Before making any payment to a claimant, the PI Trust must have reasonable confidence that the medical evidence provided in support of the claim is credible and consistent with recognized medical standards. The PI Trust may require the submission of X-rays, CT scans, detailed results of pulmonary function tests, laboratory tests, tissue samples, results of medical examination or reviews of other medical evidence, and may require that medical evidence submitted comply with recognized medical standards regarding equipment, testing methods and procedures to assure that such evidence is reliable. Medical evidence (i) that is of a kind shown to have been received in evidence by a state or federal judge at trial,
(ii) that is consistent with evidence submitted to AWI to settle for payment similar disease cases prior to AWI's bankruptcy, or (iii) a diagnosis by a physician shown to have previously qualified as a medical expert with respect to the asbestos-related disease in question before a state or federal judge, is presumptively reliable, although the PI Trust may seek to rebut the presumption.


In addition, claimants who otherwise meet the requirements of this TDP for payment of a PI Trust Claim shall be paid irrespective of the results in any litigation at anytime between the claimant and any other defendant in the tort system. However, any relevant evidence submitted in a proceeding in the tort system involving another defendant, other than any findings of fact, a verdict, or a judgment, may be introduced by either the claimant or the PI Trust in any Individual Review proceeding conducted pursuant to Section 5.3(b) or any Extraordinary Claim proceeding conducted pursuant to Section 5.4(a).


           5.7(B)     EXPOSURE EVIDENCE

                5.7(B)(1) IN GENERAL. As set forth in Section 5.3(a)(3) above, to qualify for any Disease Level, the claimant must demonstrate a minimum exposure to an asbestos-containing product manufactured or distributed by AWI. Claims based on conspiracy theories that involve no exposure to an asbestos-containing product produced by AWI are not compensable under this TDP. To meet the presumptive exposure requirements of Expedited Review set forth in
Section 5.3(a)(3) above, the claimant must show (i) for all Disease Levels, AWI Exposure as defined in Section 5.7(b)(3) below prior to December 31, 1982; (ii) for Asbestos/Pleural Disease Level II, six months AWI Exposure prior to December 31, 1982, plus five years cumulative occupational asbestos exposure; and (iii) for Asbestosis/Pleural Disease (Disease Level III), Severe Asbestosis (Disease Level IV), Other Cancer (Disease Level V) or Lung Cancer 1 (Disease Level VII), the claimant must show six months AWI Exposure prior to December 31, 1982, plus Significant Occupational Exposure to asbestos as defined below. If the claimant cannot meet the relevant presumptive exposure requirements for a Disease Level eligible for Expedited Review, the claimant may seek Individual Review of his or her claim based on exposure to an asbestos-containing product manufactured or distributed by AWI.


--------------------
[6] All diagnoses of Asbestos/Pleural Disease (Disease Levels II and III) not based on pathology shall be presumed to be based on findings of bilateral asbestosis or pleural disease, and all diagnoses of Mesothelioma (Disease Level
VIII) shall be presumed to be based on findings that the disease involves a malignancy. However, the PI Trust may rebut such presumptions.


                                Exhibit 1.30-14

                5.7(B)(2) SIGNIFICANT OCCUPATIONAL EXPOSURE. "SIGNIFICANT OCCUPATIONAL EXPOSURE" means employment for a cumulative period of at least five years, with a minimum of two years prior to December 31, 1982, in an industry and an occupation in which the claimant (a) handled raw asbestos fibers on a regular basis; (b) fabricated asbestos-containing products so that the claimant in the fabrication process was exposed on a regular basis to raw asbestos fibers; (c) altered, repaired or otherwise worked with an asbestos-containing product such that the claimant was exposed on a regular basis to asbestos fibers; or (d) was employed in an industry and occupation such that the claimant worked on a regular basis in close proximity to workers engaged in the activities described in (a), (b) and/or (c).


                5.7(B)(3) AWI EXPOSURE. The claimant must demonstrate meaningful and credible exposure prior to December 31, 1982, to asbestos or asbestos-containing products supplied, specified, manufactured, installed, maintained, or repaired by AWI and/or any entity, including an AWI contracting unit, for which AWI has legal responsibility. That meaningful and credible exposure evidence may be established by an affidavit of the claimant, by an affidavit of a co-worker or the affidavit of a family member in the case of a deceased claimant (providing the PI Trust finds such evidence reasonably reliable), by invoices, employment, construction or similar records, or by other credible evidence. The specific exposure information required by the PI Trust to process a claim under either Expedited or Individual Review is set forth on the proof of claim form to be used by the PI Trust, which is attached as Attachment B hereto. The PI Trust can also require submission of other or additional evidence of exposure when it deems such to be necessary.

           5.7 CLAIMS AUDIT PROGRAM. The PI Trust with the consent of the TAC and the Futures Claimants' Representative may develop methods for auditing the reliability of medical evidence, including additional reading of x-rays, CT scans and verification of pulmonary function tests, as well as the reliability of evidence of exposure to asbestos, including exposure to asbestos-containing products manufactured or distributed by AWI prior to December 31, 1982. In the event that the PI Trust reasonably determines that any individual or entity has engaged in a pattern or practice of providing unreliable medical evidence to the PI Trust, it may decline to accept additional evidence from such provider in the future.

Further, in the event that an audit reveals that fraudulent information has been provided to the PI Trust, the PI Trust may penalize any claimant or claimant's attorney by disallowing the PI Trust Claim or by other means including, but not limited to, requiring the source of the fraudulent information to pay the costs associated with the audit and any future audit or audits, reordering the priority of payment of all affected claimants' PI Trust Claims, raising the level of scrutiny of additional information submitted from the same source or sources, refusing to accept additional evidence from the same source or sources, seeking the prosecution of the claimant or claimant's attorney for presenting a fraudulent claim in violation of 18 U.S.C. ss. 152, and seeking sanctions from the Bankruptcy Court.

           5.9 SECOND DISEASE (MALIGNANCY) CLAIMS. The holder of a PI Trust Claim involving a non-malignant asbestos-related disease (Disease Levels I through IV) may assert a new PI Trust Claim against the PI Trust for a malignant disease (Disease Levels V - VIII) that is subsequently diagnosed. Any additional payments to which such claimant may be entitled with respect to such malignant asbestos-related disease shall not be reduced by the amount paid for the non-malignant asbestos-related disease, provided that the malignant disease had not been diagnosed by the time the claimant was paid with respect to his or her original claim involving the non-malignant disease.

           5.10 ARBITRATION.

           5.10(A) ESTABLISHMENT OF ARBITRATION PROCEDURES. The PI Trust, with the consent of the TAC and the Future Claimants' Representative, shall institute binding and non-binding arbitration procedures in accordance with the Arbitration Rules included in Attachment A hereto for resolving disputes concerning whether a Pre-Petition settlement agreement with AWI is binding and judicially enforceable in the absence of a final order of the Bankruptcy Court determining the issue, whether the PI Trust's outright rejection or denial of a claim was proper, or whether the claimant's medical condition or exposure history meets the requirements of this TDP for purposes of categorizing a claim involving Disease Levels I - VIII. Binding and non-binding arbitration shall also be available for resolving disputes over the liquidated value of a claim involving Disease Levels II - VIII.

In all arbitrations, the arbitrator shall consider the same medical and exposure evidentiary requirements that are set forth in Section 5.7 above. In the case of an arbitration involving the liquidated value of a claim involving Disease Levels II - VIII, the arbitrator shall consider the same valuation factors that are set forth in Section 5.3(b)(2) above. With respect to all claims eligible



                                Exhibit 1.30-15
for arbitration, the claimant, but not the PI Trust, may elect either non-binding or binding arbitration. The Arbitration Rules set forth in Attachment A hereto may be modified by the PI Trust with the consent of the TAC and the Future Claimants' Representative. Such amendments may include adoption of mediation procedures as well as establishment of an Extraordinary Claims Panel to review such claims pursuant to Section 5.4(a) above.

           5.10(B) CLAIMS ELIGIBLE FOR ARBITRATION. In order to be eligible for arbitration, the claimant must first complete the Individual Review Process with respect to the disputed issue. Individual Review will be treated as completed for these purposes when the claim has been individually reviewed by the PI Trust, the PI Trust has made an offer on the claim, the claimant has rejected the liquidated value resulting from the Individual Review, and the claimant has notified the PI Trust of the rejection in writing.


           5.10(C) LIMITATIONS ON AND PAYMENT OF ARBITRATION AWARDS. In the case of a non-Extraordinary Claim involving Disease Levels II - VIII, the arbitrator shall not return an award in excess of the Maximum Value for the appropriate Disease Level as set forth in Section 5.3(a)(4) above, and for an Extraordinary Claim involving one of those Disease Levels, the arbitrator shall not return an award greater than the Maximum Extraordinary Value for such a claim as set forth in Section 5.4(a) above. A claimant who submits to arbitration and who accepts the arbitral award will receive payments in the same manner as one who accepts the PI Trust's original valuation of the claim.


           5.11 LITIGATION. Claimants who elect non-binding arbitration and then reject their arbitral awards retain the right to institute a lawsuit in the tort system against the PI Trust pursuant to Section 7.6 below. However, a claimant shall be eligible for payment of a judgment for monetary damages obtained in the tort system from the PI Trust's available cash only as provided in Section 7.7 below.


                                   SECTION VI

                                CLAIMS MATERIALS
                                ----------------

           6.1 CLAIMS MATERIALS. The PI Trust shall prepare suitable and efficient claims materials ("CLAIMS MATERIALS") for all PI Trust Claims, and shall provide such Claims Materials upon a written request for such materials to the PI Trust. The proof of claim form to be submitted to the PI Trust shall require the claimant to assert the highest Disease Level for which the claim qualifies at the time of filing. The proof of claim form shall also include a certification by the claimant or his or her attorney sufficient to meet the requirements of Rule 11(b) of the Federal Rules of Civil Procedure. A copy of the proof of claim form to be used by the PI Trust for Pre-Petition Liquidated Claims and unliquidated PI Trust Claims is included in Attachment B hereto. The proof of claim form may be changed by the PI Trust with the consent of the TAC and the Future Claimants' Representative.


           6.2 CONTENT OF CLAIMS MATERIALS. The Claims Materials shall include a copy of this TDP, such instructions as the Trustees shall approve, and a detailed proof of claim form. If feasible, the forms used by the PI Trust to obtain claims information shall be the same or substantially similar to those used by other asbestos claims resolution organizations. Instead of collecting some or all of the claims information from a claimant or the claimant's attorney, the PI Trust may also obtain such information from electronic data bases maintained by any other asbestos claims resolution organization. However, the PI Trust shall inform the claimant that it plans to obtain information as available from such other organizations and may do so unless the claimant objects in writing or provides such information directly to the PI Trust. If requested by the claimant, the PI Trust shall accept information provided electronically. The claimant may, but will not be required to, provide the PI Trust with evidence of recovery from other asbestos defendants and claims resolution organizations.

           6.3 WITHDRAWAL OR DEFERRAL OF CLAIMS. A claimant can withdraw a PI Trust Claim at any time upon written notice to the PI Trust and file another such claim subsequently without affecting the status of the claim for statute of limitations purposes, but any such claim filed after withdrawal shall be given a place in the FIFO Processing Queue based on the date of such subsequent filing. A claimant can also request that the processing of his or her PI Trust Claim by the PI Trust be deferred for a period not to exceed three (3) years without affecting the status of the claim for statute of limitation purposes, in which case the claimant shall also retain his or her original place in the FIFO Processing Queue. Except for PI Trust Claims held by representatives of deceased or incompetent claimants for which court or probate approval of the PI Trust's offer is required, or a PI Trust Claim for which deferral status has been granted, a claim will be deemed to have been withdrawn if the claimant neither accepts, rejects, nor initiates arbitration within six months of the PI Trust's



                                Exhibit 1.30-16
offer of payment or rejection of the claim. Upon written request and good cause, the PI Trust may extend either the deferral or withdrawal period for an additional six months.

           6.4 FILING REQUIREMENTS AND FEES. The Trustees shall have the discretion to determine, with the consent of the TAC and the Futures Representative, (a) whether a claimant must have previously filed a PI Trust Claim in the tort system to be eligible to file the claim with the PI Trust and
(b) whether a filing fee should be required for any PI Trust claims.


                                   SECTION VII

              GENERAL GUIDELINES FOR LIQUIDATING AND PAYING CLAIMS
              ----------------------------------------------------

           7.1 SHOWING REQUIRED. To establish a valid PI Trust Claim, a claimant must meet the requirements set forth in this TDP. The PI Trust may require the submission of X-rays, CT scans, laboratory tests, medical examinations or reviews, other medical evidence, or any other evidence to support or verify the claim, and may further require that medical evidence submitted comply with recognized medical standards regarding equipment, testing methods, and procedures to assure that such evidence is reliable.


           7.2 COSTS CONSIDERED. Notwithstanding any provisions of this TDP to the contrary, the Trustees shall always give appropriate consideration to the cost of investigating and uncovering invalid PI Trust Claims so that the payment of valid PI Trust Claims is not further impaired by such processes with respect to issues related to the validity of the medical evidence supporting a PI Trust Claim. The Trustees shall also have the latitude to make judgments regarding the amount of transaction costs to be expended by the PI Trust so that valid PI Trust Claims are not unduly further impaired by the costs of additional investigation. Nothing herein shall prevent the Trustees, in appropriate circumstances, from contesting the validity of any claim against the PI Trust whatever the costs, or to decline to accept medical evidence from sources that the Trustees have determined to be unreliable pursuant to the Claims Audit Program described in Section 5.7 above.

           7.3 DISCRETION TO VARY THE ORDER AND AMOUNTS OF PAYMENTS IN EVENT OF LIMITED LIQUIDITY. Consistent with the provisions hereof and subject to the FIFO Processing and Liquidation Queues, the Maximum Annual Payment, the Maximum Available Payment and the Claims Payment Ratio requirements set forth above, the Trustees shall proceed as quickly as possible to liquidate valid PI Trust Claims, and shall make payments to holders of such claims in accordance with this TDP promptly as funds become available and as claims are liquidated, while maintaining sufficient resources to pay future valid claims in substantially the same manner.

Because the PI Trust's income over time remains uncertain, and decisions about payments must be based on estimates that cannot be done precisely, they may have to be revised in light of experiences over time, and there can be no guarantee of any specific level of payment to claimants. However, the Trustees shall use their best efforts to treat similar claims in substantially the same manner, consistent with their duties as Trustees, the purposes of the PI Trust, the established allocation of funds to claims in Categories A and B, and the practical limitations imposed by the inability to predict the future with precision. In the event that the PI Trust faces temporary periods of limited liquidity, the Trustees may, with the consent of the TAC and the Future Claimants' Representative, suspend the normal order of payment and may temporarily limit or suspend payments altogether, and may offer a Reduced Payment Option as described in Section 2.5 above.

           7.4 PUNITIVE DAMAGES. In determining the value of any liquidated or unliquidated PI Trust Claim, punitive or exemplary damages, i.e., damages other than compensatory damages, shall not be considered or allowed, notwithstanding their availability in the tort system.

           7.5 INTEREST.

           7.5(A) IN GENERAL. Except for PI Trust Claim involving Other Asbestos Disease (Disease Level I - Cash Discount Payment) and subject to the limitations set forth below, interest shall be paid on all PI Trust Claims with respect to which the claimant has had to wait a year or more for payment, provided, however, that no claimant shall receive interest for a period in excess of seven
(7) years. The applicable interest rate shall be six percent (6%) simple interest per annum for the first five (5) years after the Effective Date; thereafter, the PI Trust shall have the discretion to change the annual interest rate with the consent of the TAC and the Future Claimants' Representative.

           7.5(B) UNLIQUIDATED PI TRUST CLAIMS. Interest shall be payable on the Scheduled Value of any unliquidated PI Trust Claim that meets the requirements of Disease Levels II - V, VII and VIII, whether the claim is liquidated under


                                Exhibit 1.30-17

Expedited Review, Individual Review, or by arbitration. Interest on an unliquidated PI Trust Claim that meets the requirements of Disease Level VI shall be based on the Average Value of such a claim. Interest on all such unliquidated claims shall be measured from the date of payment back to the earliest of the date that is one year after the date on which (a) the claim was filed against AWI prior to the Petition Date; (b) the claim was filed against another defendant in the tort system on or after the Petition Date but before the Effective Date; or (c) the claim was filed with the PI Trust after the Effective Date.


           7.5(C) LIQUIDATED PRE-PETITION CLAIMS. Interest shall also be payable on the liquidated value of all Pre-Petition Liquidated Claims described in
Section 5.2(a) above. In the case of Pre-Petition Liquidated Claims liquidated by verdict or judgment, interest shall be measured from the date of payment back to the date that is one year after the date that the verdict or judgment was entered. In the case of Pre-Petition Liquidated Claims liquidated by a binding, judicially enforceable settlement, interest shall be measured from the date of payment back to the date that is one year after the Petition Date.

           7.6 SUITS IN THE TORT SYSTEM. If the holder of a disputed claim disagrees with the PI Trust's determination regarding the Disease Level of the claim, the claimant's exposure history or the liquidated value of the claim, and if the holder has first submitted the claim to non-binding arbitration as provided in Section 5.10 above, the holder may file a lawsuit in the Claimant's Jurisdiction as defined in Section 5.3(b)(2) above. Any such lawsuit must be filed by the claimant in her or her own right and name and not as a member or representative of a class, and no such lawsuit may be consolidated with any other lawsuit. All defenses (including, with respect to the PI Trust, all defenses which could have been asserted by AWI) shall be available to both sides at trial; however, the PI Trust may waive any defense and/or concede any issue of fact or law. If the claimant was alive at the time the initial pre-petition complaint was filed or on the date the proof of claim was filed with the PI Trust, the case will be treated as a personal injury case with all personal injury damages to be considered even if the claimant has died during the pendency of the claim.

           7.7 PAYMENT OF JUDGMENTS FOR MONEY DAMAGES. If and when a claimant obtains a judgment in the tort system, the claim shall be placed in the FIFO Payment Queue based on the date on which the judgment became final. Thereafter, the claimant shall receive from the PI Trust an initial payment (subject to the applicable Payment Percentage, the Maximum Available Payment, and the Claims Payment Ratio provisions set forth above) of an amount equal to one-hundred percent (100%) of the greater of (i) the PI Trust's last offer to the claimant or (ii) the award that the claimant declined in non-binding arbitration. The claimant shall receive the balance of the judgment, if any, in five equal installments in years six (6) through ten (10) following the year of the initial payment (also subject to the applicable Payment Percentage, the Maximum Available Payment and the Claims Payment Ratio provisions set forth above).

In the case of non-Extraordinary claims involving Disease Levels II - VIII, the total amounts paid with respect to such claims shall not exceed the Maximum Values for such Disease Levels set forth in Section 5.3(b)(4). In the case of Extraordinary Claims, the total amounts paid with respect to such claims shall not exceed the Maximum Value for such claims set forth in Section 5.4(a) above.
 Under no circumstances shall interest be paid pursuant to Section 7.5 or under any statute on any judgments obtained in the tort system.

           7.8 RELEASES. The Trustees shall have the discretion to determine the form and substance of the releases to be provided to the PI Trust in order to maximize recovery for claimants against other tortfeasors without increasing the risk or amount of claims for indemnification or contribution from the PI Trust. As a condition to making any payment to a claimant, the PI Trust shall obtain a general, partial, or limited release as appropriate in accordance with the applicable state or other law. If allowed by state law, the endorsing of a check or draft for payment by or on behalf of a claimant shall constitute such a release.

           7.9 THIRD-PARTY SERVICES. Nothing in this TDP shall preclude the PI Trust from contracting with another asbestos claims resolution organization to provide services to the PI Trust so long as decisions about the categorization and liquidated value of PI Trust Claims are based on the relevant provisions of this TDP, including the Disease Levels, Scheduled Values, Average Values, Maximum Values, and Medical/Exposure Criteria set forth above.

           7.10 PI TRUST DISCLOSURE OF INFORMATION. Periodically, but not less often than once a year, the PI Trust shall make available to claimants and other interested parties, the number of claims by disease levels that have been resolved both by the Individual Review Process and by arbitration as well as by litigation in the tort system indicating the amounts of the awards and the averages of the awards by jurisdiction.



                                Exhibit 1.30-18

                                  SECTION VIII

                                  MISCELLANEOUS
                                  -------------

          8.1 AMENDMENTS. Except as otherwise provided herein, the Trustees may amend, modify, delete, or add to any provisions of this TDP (including, without limitation, amendments to conform this TDP to advances in scientific or medical knowledge or other changes in circumstances), provided they first obtain the consent of the TAC and the Future Claimants' Representative pursuant to the Consent Process set forth in Sections 5.7(b) and 6.6(b) of the PI Trust Agreement, except that the right to amend the Claims Payment Ratio is governed by the restrictions in Section 2.5 above, and the right to adjust the Payment Percentage is governed by Section 4.2 above.


          8.2 SEVERABILITY. Should any provision contained in this TDP be determined to be unenforceable, such determination shall in no way limit or affect the enforceability and operative effect of any and all other provisions of this TDP. Should any provision contained in this TDP be determined to be inconsistent with or contrary to AWI obligations to any insurance company providing insurance coverage to AWI in respect of claims for personal injury based on exposure to asbestos-containing products manufactured or produced by AWI, the PI Trust with the consent of the TAC and the Future Claimants' Representative, may amend this TDP and/or the PI Trust Agreement to make the provisions of either or both documents consistent with the duties and obligations of AWI to said insurance company.


           8.3 GOVERNING LAW. Except for purposes of determining the liquidated value of any PI Trust Claim, administration of this TDP shall be governed by, and construed in accordance with, the laws of the State of Delaware. The law governing the liquidation of PI Trust Claims in the case of Individual Review, arbitration or litigation in the tort system shall be the law of the Claimant's Jurisdiction as described in Section 5.3(b)(2) above.





                                Exhibit 1.30-19